                                   Evergreen

                                 International
                                   and Global
                                  Growth Funds

                               1997 Annual Report

                              (Photo appears here)

                             (Evergreen tree logo)
                              Evergreen Funds(SM)
                                   SINCE 1932

                               Table of Contents




Letter to Shareholders   .....................   1
Evergreen Emerging Markets Growth
Fund
   Fund at a Glance   ........................   2
   Portfolio Manager Interview ...............   3
Evergreen Global Leaders Fund
   Fund at a Glance   ........................   5
   Portfolio Manager Interview ...............   6
Evergreen Global Real Estate Equity
Fund
   Fund at a Glance   ........................   9
   Portfolio Manager Interview ...............  10
Evergreen International Equity Fund
   Fund at a Glance   ........................  13
   Portfolio Manager Interview ...............  14
Evergreen Latin America Fund
   Fund at a Glance   ........................  16
   Portfolio Manager Interview ...............  17


Financial Highlights
   Evergreen Emerging Markets Growth
      Fund   .................................  20
   Evergreen Global Leaders Fund  ............  22
   Evergreen Global Real Estate Equity Fund     24
   Evergreen International Equity Fund  ......  27
   Evergreen Latin America Fund   ............  29
Schedules of Investments
   Evergreen Emerging Markets Growth
      Fund   .................................  31
   Evergreen Global Leaders Fund  ............  35
   Evergreen Global Real Estate Equity Fund     39
   Evergreen International Equity Fund  ......  41
   Evergreen Latin America Fund   ............  46
Statements of Assets and Liabilities .........  49
Statements of Operations .....................  50
Statements of Changes in Net Assets -
   Year-end October 31, 1997   ...............  51
Statements of Changes in Net Assets -
   Year-end October 31, 1996   ...............  52
Notes to Financial Statements  ...............  53


--------------------------------------------------------------------------------
                                Evergreen Funds

Evergreen Funds is one of the nation's fastest growing investment companies with more than $40 billion in assets under management.

With 65 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broader range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to the Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This brochure must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

                ----------------------------------------------------------------
  Mutual Funds: ARE NOT FDIC INSURED   May lose value o Are not bank guaranteed
                ----------------------------------------------------------------




                       Evergreen Funds Distributor, Inc.

        International investing involves increased risk and volatility.

                             Letter to Shareholders
                             ----------------------

                                 December 1997






                                Dear Shareholders:


                                It often seems that when international
                                investment diversification makes the most
                                intellectual sense, it makes the least
(Photo of                       emotional sense.
William M. Ennis)
                                Like many international and
 William M. Ennis               global funds, the Evergreen international and
 Managing Director              global funds have provided positive returns
                                during the past year. However, the returns for
the 12 months ended October 31, 1997, were held back by the market setbacks during October when several Asian currencies were devalued and local stock markets suffered severe losses. As a result of both this volatility and the positive investment environment in the United States, most domestic equity funds showed superior returns for the period.

It is easy to see why some mutual fund shareholders might question the value of investing in an international fund. It just seems more comfortable to invest in large U.S. companies, which have been the market leaders for the past three years.

The Advantages of Diversification
The answer is simple. Over the longer term, international diversification of part of one's investment portfolio can help enhance returns and reduce volatility. The United States stock market has had a wonderful rally for the past three years. However, looking at present prices, many investment professionals see more attractive values in the international markets that have been lagging the U.S. market. In addition, the very large American companies, whose stocks have been the best performers, may be less able to increase their future earnings by the restructuring programs that have been helping them. Their ability to export also is weakened by the strong U.S. dollar. Meanwhile, very similar restructuring and cost-cutting proposals are just beginning to take hold among corporations in Europe and Japan. Moreover, we believe the emerging markets still have significant long-term opportunities, despite inevitable periods of short-term volatility.

At Evergreen Funds, we encourage you to remain focused on your long-term goals and to remain disciplined in your personal investment strategies. No one can confidently say whether next year's market will follow last year's pattern, or whether trends will reverse themselves so that last year's lagging strategy becomes next year's winning strategy. We can say, however, that the most likely winners in the long run are those who consistently follow long-term investment strategies.

Upcoming Developments
In the next few weeks and months, shareholders of Evergreen and Keystone funds will begin to notice some changes. The Evergreen Keystone Funds are becoming the Evergreen Funds. On October 31, 1997, Keystone America Funds adopted the name of Evergreen and in early 1998 the original Keystone Fund Family will take the Evergreen name.

We believe that by putting all the funds under the umbrella name of Evergreen Funds we will be creating a simpler and more cohesive image. Importantly, we expect to create substantial cost savings for shareholders as a result of consolidating prospectuses, annual reports, legal registrations and other materials. It also will be easier for you to find all the funds of the Evergreen Family, to which you have exchange privileges, under one heading in newspapers and electronic services.

What will not change will be our commitment to provide you with the finest investment products and shareholder services possible.

If you have any questions about these changes or other issues affecting your investments, we encourage you to consult your financial advisor or call Evergreen Funds at 1-800-343-2898.

Sincerely,



/s/ William M. Ennis
William M. Ennis
Managing Director

                                   EVERGREEN
                          Emerging Markets Growth Fund



                    Fund at a Glance as of October 31, 1997

We try to take advantage of
the excellent opportunities
in emerging markets,
while being very conscious of the
risks and volatility of these
markets.

              Portfolio
              Management
----------------------------------------

         (Photo of Gilman Gunn)

              Gilman Gunn


--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS

                                 Class A     Class B     Class C     Class Y
Inception Date                  9/6/94      9/6/94      9/6/94      9/6/94
--------------------------------------------------------------------------------
Average Annual Returns*
--------------------------------------------------------------------------------
One year with sales charge     12.48%      12.40%      16.54%      18.40%
--------------------------------------------------------------------------------
One year w/o sales charge      18.09%      17.40%      17.54%      18.40%
--------------------------------------------------------------------------------
3 years                         0.29%       0.26%       1.25%       2.17%
--------------------------------------------------------------------------------
5 years                         -           -           -           -
--------------------------------------------------------------------------------
10 years                        -           -           -           -
--------------------------------------------------------------------------------
Since Inception                -1.38%      -1.43%      -0.48%       0.38%
--------------------------------------------------------------------------------
Cumulative Total Return since
  inception                    -4.28%      -4.45%      -1.50%       1.22%
--------------------------------------------------------------------------------

*Adjusted for maximum applicable sales charge


--------------------------------------------------------------------------------
                               LONG TERM GROWTH


(A line graph appears here with the following plot points.)

                             9/94     10/94     10/95     10/96     10/97
Class A Shares              $9,525    9,039     7,525     8,107     $9,572
Morgan Stanley Emerging
   Markets Index (MS EMI)  $10,000    9,472     7,522     7,814     $6,919
Morgan Stanley EAFE
   Index (MS EAFE)         $10,000    9,983     9,787    10,644    $10,968


Comparison of a change in value of a $10,000 investment in Evergreen Emerging Markets Growth Fund Class A, the Morgan Stanley Emerging Markets Index and the Morgan Stanley EAFE Index.


Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholder investing in different classes. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.



--------------------------------------------------------------------------------
                                INVESTMENT STYLE


                      Morningstar's Style Box is based on a portfolio date as
                        of 9/30/97.

(Graphic appears here)

                      The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.


                      Source: 1997 Morningstar, Inc.

                                   EVERGREEN
                          Emerging Markets Growth Fund

                           Portfolio Manager Interview


--------------------------------------------------------------------------------
     How did the Fund perform during the
     past year?


     The Fund had excellent performance, especially in light of the volatility in emerging markets in October, at the end of the fiscal year. The Evergreen Emerging Markets Growth Fund's Y Class had a total return of 18.4% for the 12 months that ended on October 31, 1997. For the same period, the Morgan Stanley Capital International Emerging Markets Index, an unmanaged index of emerging market securities, had a return of -8.5%.


     The Fund's A Class had a total return of 18.1%. The B and C Classes had total returns, respectively, of 17.4% and 17.5%. All performance figures are before deduction of any sales charges, if applicable.


--------------------------------------------------------------------------------
     What is the current strategy of the Fund, Gilman?


     We at Keystone Investment Management Company started managing the Fund on September 1, 1997. The Fund has had an excellent record, and it has continued to do well since we took it over. Our philosophy and that of the predecessor manager are very much alike. We try to take advantage of the excellent opportunities in emerging markets, while being very conscious of the risks and volatility of these markets. Since we took over management, we have been very defensive, and this has worked to the Fund's advantage.


     On September 1, when we assumed responsibility for the Fund, it had about 25% of its assets in Asia, including about 22% in Hong Kong and Taiwan. We sold almost all our Asian holdings and increased cash because of our feeling that clouds would darken over these two countries as they had in other Asian countries. In fact, those two markets had sharp turndowns in September and October, and we avoided that.


     As a result of the sale of Asian securities and of the influx of a significant amount of money in September, we had a large cash balance at the end of the fiscal year, more than 40% of net assets. We think this is appropriate in this period of volatility in the emerging markets. It makes more sense to be more defensive than in other international equity funds that invest in more developed markets.


--------------------------------------------------------------------------------
     What countries are you emphasizing?


     Our largest weighting is in Brazil, at about 13% of net assets. Brazil is a very volatile market, but we think the valuation levels are attractive. We are focusing primarily on companies undergoing privatization, including: Telebras, a telecommunications company; CEMIG, an electric utility; Petrobras, an oil company; and CVRD, a mining and natural resources company. These companies that have been state-owned are extremely attractive. The government is preparing for privatization, which usually means that they are receiving rate relief and get ting a rate structure that is more clear.

     The second largest weighting is in Mexico, at about 10.5% of net assets. Despite the volatility, we believe Latin America remains a good opportunity because valuation levels still are attrac tive, relative to other markets, and govern ment macroeconomic policies are sound.





                                  Geographical
                                  Allocation-
                                    Equities
                                    --------
                          (As a percentage of equities)




Brazil                                               21.6%
----------------------------------------------------------
Mexico                                               16.9%
----------------------------------------------------------
Portugal                                             10.3%
----------------------------------------------------------
Turkey                                                9.1%
----------------------------------------------------------
Hungary                                               9.0%
----------------------------------------------------------
Egypt                                                 4.0%
----------------------------------------------------------
Argentina                                             3.7%
----------------------------------------------------------
Russia                                                3.4%
----------------------------------------------------------
South Africa                                          3.1%
----------------------------------------------------------
Chile                                                 3.0%
----------------------------------------------------------
Other                                                15.9%
----------------------------------------------------------

Equities represented 62.2% of net assets. Other investments totaled 37.8% and included short-term investments, foreign currency holdings and other assets and liabilities.

                                   EVERGREEN
                          Emerging Markets Growth Fund

                           Portfolio Manager Interview

     The next largest weightings are Portugal, at about 6.4% of net assets, Turkey at about 5.7% and Hungary at 5.6%. Europe is a region that provides good growth, and a good balance of diversification. We also have investments in Russia, South Africa, Israel, Egypt and Poland. At the end of the fiscal year, only about 3% of the portfolio was invested in Asia, with Singapore the largest weighting at 1.0% of net assets.


                               Sector Allocation
                               -----------------
                        (As a percentage of net assets)


       Telecommunication Services and Equipment                      13.6%
       -------------------------------------------------------------------
       Finance & Insurance                                           12.2%
       -------------------------------------------------------------------
       Healthcare Products & Services                                  5.4%
       -------------------------------------------------------------------
       Food & Beverage Products                                        5.0%
       -------------------------------------------------------------------
       Oil/Energy                                                      4.8%
       -------------------------------------------------------------------
       Diversified Companies                                           3.7%
       -------------------------------------------------------------------
       Utilities - Electric                                            3.2%
       -------------------------------------------------------------------
       Metals & Mining                                                 2.6%
       -------------------------------------------------------------------
       Electrical Equipment & Services                                 2.1%
       -------------------------------------------------------------------
       Building, Construction & Furnishings                            1.5%
       -------------------------------------------------------------------

--------------------------------------------------------------------------------
     What sectors or industries are you
     emphasizing?

     Telecommunications stocks, at about 14% of net assets, represent our largest weighting. Our largest holding is in Brazil, Telebras. Around the world, telecommunications companies have very good attributes in emerging markets. These companies, typically large telephone companies, are usually in dominant positions in the country and the local stock market. They also are very important for the country, because the telecommunications industry is an essential ingredient for infrastructure development, which is required for economic growth.


     We also are emphasizing banking and electric utilities. All of these industries are represented by companies that are fairly large, are fairly stable and are well run. They are all important industries to the futures of their countries.


                                Top 10 Holdings
                                ---------------
                        (As a percentage of net assets)


       Richter Gedeon, GDR (Hungary)                                   2.7%
       -------------------------------------------------------------------
       Telecomunicacoes Brasileiras S.A., ADR
       ("Telebras")(Brazil)                                            2.7%
       -------------------------------------------------------------------
       Compania Vale Do Rio Doce
       Navegacao S.A. (Brazil)                                         2.6%
       -------------------------------------------------------------------
       LUKoil Oil Co., ADR (Russia)                                    2.1%
       -------------------------------------------------------------------
       Compania de Telecom de
       Chile, S.A. (Chile)                                             1.9%
       -------------------------------------------------------------------
       Haci Omer Sabanci (Turkey)                                      1.9%
       -------------------------------------------------------------------
       Campofrio Alimentacion
       S.A. (Spain)                                                    1.8%
       -------------------------------------------------------------------
       YPF Sociedad Anonima ADR
       (Argentina)                                                     1.8%
       -------------------------------------------------------------------
       Portugal Telecom S.A., ADR
       (Portugal)                                                      1.5%
       -------------------------------------------------------------------
       Telecomunicacoes de Sao Paulo,
       S.A. (Brazil)                                                   1.5%
       -------------------------------------------------------------------


--------------------------------------------------------------------------------
     What is your outlook?


     Although emerging markets have been very volatile lately, we continue to see excellent long-term opportunities in emerging markets. The good growth rates in many of these markets, combined with economic reforms and liberalization, provide strong long-term potential. Our investment team makes frequent visits to these markets, to talk to government and company officials and to make sure we keep our ears close to the ground. We think there is significant investment potential, especially in some of the industries I have mentioned. We also want to manage the portfolio with a healthy respect for risk, because emerging markets are quite volatile.

                                   EVERGREEN
                              Global Leaders Fund


                     Fund at a Glance as of October 31, 1997

The Fund continued its
disciplined strategy of
seeking what we believe are
the "100 best companies in
the world," based on
Evergreen's quantitative and
qualitative analysis.

             Portfolio
             Management
----------------------------------------
      (Photo of Stephen A. Lieber)

          Stephen A. Lieber


       (Photo of Edwin D. Miska)

           Edwin D. Miska

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS

                                 Class A     Class B     Class C     Class Y
Inception Date                  6/3/96      6/3/96      6/3/96      11/1/95
--------------------------------------------------------------------------------
Average Annual Returns*
--------------------------------------------------------------------------------
One year with sales charge      9.43%       9.01%      13.02%      15.22%
--------------------------------------------------------------------------------
One year w/o sales charge      14.88%      14.01%      14.02%      15.22%
--------------------------------------------------------------------------------
5 years                         -           -           -           -
--------------------------------------------------------------------------------
10 years                        -           -           -           -
--------------------------------------------------------------------------------
Since Inception                10.69%      10.98%      13.62%      17.35%
--------------------------------------------------------------------------------
Cumulative Total Return since
  inception                    15.44%      15.86%      19.78%      37.77%
--------------------------------------------------------------------------------
12 month distribution per
  share                        $0.01       $0.01       $0.01       $0.01
--------------------------------------------------------------------------------

*Adjusted for maximum applicable sales charge


--------------------------------------------------------------------------------
                                LONG TERM GROWTH


(Line graph appears here with the following plot points.)

                         6/96    10/96      1/97      4/97      7/97     10/97
Class A Shares           9,525   10,031    10,487    10,554    12,282    11,544
Consumer Price
   Index (CPI)          10,000   10,108    10,160    10,230    10,246    10,287
MSCI World
   Index (MSCIWI)       10,000   10,184    10,664    10,873    12,629    11,725



Comparison of a change in value of a $10,000 investment in Evergreen Global Leaders Fund Class A, the MSCI World Index and the Consumer Price Index.


Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholder investing in different classes.
The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.


--------------------------------------------------------------------------------
                                INVESTMENT STYLE


                      Morningstar's Style Box is based on a portfolio date as
                        of 9/30/97.

(Graphic appears here)

                      The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.


                      Source: 1997 Morningstar, Inc.

                                    EVERGREEN
                              Global Leaders Fund

                         Portfolio Manager Interview


--------------------------------------------------------------------------------
     How did the Fund perform during the
     year?


     The Fund did well, outperforming the relevant indices. For the 12-month period that ended on October 31, 1997, the Evergreen Global Leaders Fund's Y Class had a total return of 15.22%. For the same period, the Morgan Stanley Capital International World Index, which is weighted according to the capitalization of countries, had a return of 14.76% and the Morgan Stanley EAFE Index, a commonly used index of markets outside the United States, had a return of 3.04%.


     The Fund's Class A Shares had a return of 14.88%, while Class B Shares and Class C Shares had returns, respectively, of 14.01% and 14.02%. All performance figures are before deduction of any sales charges, if applicable.



--------------------------------------------------------------------------------
     What was the investment environment
     like during this fiscal period?


     In general, the principal markets in which the Fund invests had strong performance during the year, despite bouts of volatility that were exacerbated by regional economic issues. Seventeen of the 23 nations included in the Morgan Stanley Capital International World Index had positive returns in U.S. dollar terms during the 12-month period. The strongest performing markets were European, led by Finland (45.05%), Spain (35.13%), and Italy (31.25%), while negative returns were concentrated in countries in the Far East. The United States, which your Fund continued to emphasize, had a strong 30.57% return during the year, as measured by the S&P 500 Index.



--------------------------------------------------------------------------------
     What was your investment strategy
     during the year?


     The Fund continued its disciplined strategy of seeking what we believe are the "100 best companies in the world," based on Evergreen's quantitative and qualitative analysis. Investing in an environment that was generally positive toward equity investing, the Fund focused on companies whose financial performance and products and services distinguished them as leaders within their markets. Our investment discipline continued to concentrate on building a portfolio of companies which have been consistently profitable, exhibit a strong pattern of sustained earnings growth and show the potential to continue this pattern. We look for companies that have generated relatively high returns on shareholders' equity and offer what we believe are the best relative values. In assembling this portfolio, we examine global macroeconomic and political factors and utilize a qualitative stock selection process using a strong value discipline.

                               Sector Allocation
                               -----------------
                        (As a percentage of net assets)


       Information Services & Technology                                 10.8%
       ----------------------------------------------------------------------
       Retailing & Wholesaling                                           10.5%
       ----------------------------------------------------------------------
       Healthcare Products & Services                                     9.8%
       ----------------------------------------------------------------------
       Consumer Products & Services                                       6.9%
       ----------------------------------------------------------------------
       Chemical & Agricultural Products                                   6.5%
       ----------------------------------------------------------------------
       Industrial Specialty Products & Services                           5.8%
       ----------------------------------------------------------------------
       Food & Beverage Products                                           5.5%
       ----------------------------------------------------------------------
       Finance & Insurance                                                5.4%
       ----------------------------------------------------------------------
       Publishing, Broadcasting & Entertainment                           5.3%
       ----------------------------------------------------------------------
       Textile & Apparel                                                  5.2%
       ----------------------------------------------------------------------


--------------------------------------------------------------------------------
     Where did you have your greatest
     emphasis?


     The Fund had its greatest emphasis in the United States, with a 34.5% asset allocation at the end of the fiscal year, up from the 31.9% at the end of the previous fiscal year. The equity market in the U.S. was very strong during the year, aided by moderate economic growth, relatively low and declining interest rates, low inflation, strengthening consumer demand and low unemployment. In this environment, many large, blue-chip companies continued to post strong earnings growth, and

                                   EVERGREEN
                              Global Leaders Fund

                          Portfolio Manager Interview

     were favored by institutional and individual investors. This investor sentiment was reflected in the strong performance of the U.S. dollar versus other currencies. The Fund's U.S. portfolio segment had a return of 42.7% for the year.


     The top-performing U.S. companies in the portfolio included major names which have shown an ability to achieve consistently outstanding results. These companies represented a number of diverse industries. For example, the greatest performer during the year was Schwab (Charles) & Co., from the financial services sector, with a 108.4% gain. Other strong performers in the financial services sector included: SLM Holding Corp. (Sallie Mae), MBNA Corp., and Norwest Corp. Major contributors from the technology sector included Microsoft Corp., with a 92.9% gain, and Compaq Computer Corp., with a 75.7% gain. Schering-Plough Corp. had the highest return among U.S. pharmaceutical companies, with a 74.1% total return during the year. Other strong performers included two retailers, Gap Inc. and Home Depot Inc., with returns of 83.0% and 52.2% respectively, and cruise operator Carnival Corp. whose Class A Stock had a return of 49.4%.


     In all, 32 of the 36 U.S. companies in the portfolio at the end of the year had positive performance, with 22 companies having returns greater than 25% during the 12-month fiscal period.



--------------------------------------------------------------------------------
     How did the Fund's foreign investments
     perform?


     The Fund's foreign holdings returned lower absolute results than the U.S. holdings, reflecting the more difficult conditions in some regions and the challenge of international investing during a period when the U.S. dollar was strengthening against foreign currencies.


     Overall, the Fund's foreign holdings had a return of 5.48%. While this was less than the performance of the U.S. portfolio, it was superior to the benchmark Morgan Stanley Capital International EAFE Index, with its return of 3.04% for the 12 months ended October 31, 1997. The non-U.S. portion of the portfolio accounted for 65% of Fund assets at the end of the fiscal year.


     Two major factors contributed to the results that were less than those achieved in the U.S.: the weakness of most foreign currencies versus the U.S. dollar and the volatility of markets in the Far East. The dollar rose in value versus most currencies, thus eroding at least part of the returns realized in local currency terms. Your Fund did not engage in active currency management, or hedging strategies, during the year. In the Far East, the regional economic instability that began during the year in the emerging market economies of Thailand, Indonesia and Korea spilled into the neighboring markets of Hong Kong, China, Japan and Malaysia near the end of the fiscal year. This regional instability spread throughout the world, causing at least some volatility in virtually every market. The negative impact on the Fund was limited, however, by the relatively light allocation to the Far East.


--------------------------------------------------------------------------------
     How did the Fund do with individual
     countries in major foreign markets?

     In general, the Fund had positive returns from the major non-U.S. markets. In fact, the Fund's investments in Japan had a positive return of 9.9%, despite over all weakness in the Japanese market, which was down 18.7%, as measured by the MSCI Japan Country Index, and a depreciation of the Yen versus the dollar. Among the successful investments in Japan were Seven-Eleven Japan Co., Ltd. and Nintendo Co., Ltd., up 22.1% and 19.6% respectively.



                                  Geographical
                                   Allocation
                                   ----------
                        (As a percentage of net assets)

Europe                                        47.0%
---------------------------------------------------
North America                                 40.8%
---------------------------------------------------
Japan                                          6.8%
---------------------------------------------------
Far East                                       5.4%
---------------------------------------------------

                                   EVERGREEN
                              Global Leaders Fund

                          Portfolio Manager Interview

     In other countries, the Fund had strong performance in Belgium, up 30.7% for the year; Germany, up 25.3%; Great Britain, up 19.8%; Norway, up 16.7%; and Canada, up 12.3%. The weakest performers, as one might expect, were in the Far East, with investments in Malaysia posting a -52.4% return and Hong Kong a -21.2% return. The Fund's investments in France had a -12.6% return and Italy had a -4.5% return.


     Among individual issues, the top-performing stock in the entire portfolio was SAP AG, the German industrial process software giant, with a 132.1% gain. Other strong foreign contributors to performance included several British companies, including Lloyd's TSB Group, a banking company, with a 98.0% return; Legal and General Group PLC, an insurance company, with a 56.5% return; the pharmaceutical company, SmithKline Beecham PLC, up 54.7%; and Vodafone Group Plc, a mobile phone operator with a 40.2% return. Outside the United Kingdom, strong performers included UCB SA, the Belgian pharmaceutical and chemical company with a 76.9% return; Hennes & Mauritz, a Swedish clothing retailer that had a return of 59.3%; Getronics NV, a Dutch systems integrator with a 31.1% return; and Benetton Group SpA, the Italian clothing retailer, with a return of 30.2% for the portfolio.

                                Top 10 Holdings
                                ---------------
                        (As a percentage of net assets)


       Seven Eleven Japan Co., Ltd (Japan)                                3.9%
       -----------------------------------------------------------------------
       RWE AG (Germany)                                                   3.0%
       -----------------------------------------------------------------------
       Nintendo Co., Ltd. (Japan)                                         2.6%
       -----------------------------------------------------------------------
       Ems-Chemie Holding AG (Switzerland)                                2.3%
       -----------------------------------------------------------------------
       SAP AG (Germany)                                                   2.0%
       -----------------------------------------------------------------------
       Bombardier, Inc., Cl. B (Canada)                                   1.8%
       -----------------------------------------------------------------------
       General Electric Co. (U.S.)                                        1.8%
       -----------------------------------------------------------------------
       Wal-Mart Stores, Inc. (U.S.)                                       1.7%
       -----------------------------------------------------------------------
       Hugo Boss AG (Germany)                                             1.6%
       -----------------------------------------------------------------------
       Du Pont (E.I.) De Nemours & Co. (U.S.)                             1.6%
       -----------------------------------------------------------------------

--------------------------------------------------------------------------------
     What is your outlook?


     We retain a positive outlook for the near future. We continue to believe that superior performance can be achieved by companies which consistently demonstrate sustained and visible growth in any economic environment. We will continue to be vigilant to identify such companies, and we will be pro-active in managing the portfolio in light of changing global macro-economic, political and social conditions.

                                   EVERGREEN
                         Global Real Estate Equity Fund

                    Fund at a Glance as of October 31, 1997

We'll continue with a
balanced strategy, looking
both for attractively priced
growth companies and
undervalued real estate
opportunities in the world's
stock markets.

                                   Portfolio
                                   Management
                    ----------------------------------------

                          (Photo of Samuel A. Lieber)

                                Samuel A. Lieber

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS


                                 Class A     Class B     Class C     Class Y
Inception Date                  2/10/95     2/8/95      2/9/95      2/1/89
--------------------------------------------------------------------------------
Average Annual Returns*
--------------------------------------------------------------------------------
One year with sales charge     0.37%       -0.47%       3.61%       5.54%
--------------------------------------------------------------------------------
One year w/o sales charge      5.37%        4.53%       4.61%       5.54%
--------------------------------------------------------------------------------
3 years                         -           -           -           0.41%
--------------------------------------------------------------------------------
5 years                         -           -           -           9.08%
--------------------------------------------------------------------------------
10 years                        -           -           -           -
--------------------------------------------------------------------------------
Since Inception                2.71%        2.83%       3.94%       4.24%
--------------------------------------------------------------------------------
Cumulative Total Return since
  inception                    7.55%        7.93%      11.11%      43.86%
--------------------------------------------------------------------------------
12 month distribution per
  share                           -            -           -       $0.02
--------------------------------------------------------------------------------

*Adjusted for maximum applicable sales charge
--------------------------------------------------------------------------------
                               LONG TERM GROWTH


(A line graph appears here with the following plot points.)

                           2/95      10/95          10/96          10/97
Class A Shares             9,525     9,964         10,566         10,755
MSCI Global Real Estate
   Index (MSCIGRE)        10,000    10,186         10,491         10,677
MSCI World
   Index (MSCIWI)         10,000    12,128         15,048         20,565




Comparison of a change in value of a $10,000 investment in Evergreen Global Real Estate Equity Fund Class A, the MSCI Global Real Estate Index, and the MSCI World Index.


Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholder investing in different classes. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.


--------------------------------------------------------------------------------
                                INVESTMENT STYLE


                      Morningstar's Style Box is based on a portfolio date as
                        of 9/30/97.
(Graphic appears here)


                      The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.


                      Source: 1997 Morningstar, Inc.

                                   EVERGREEN
                         Global Real Estate Equity Fund

                          Portfolio Manager Interview


--------------------------------------------------------------------------------
     How did the Fund do during the fiscal
     year?


     The Fund outperformed its benchmark, the Morgan Stanley Global Real Estate Index, for both the six month and 12 month periods under review. For the 12 month period that ended on October 31, 1997, the Fund's Class Y shares had a positive total return of 5.54%. In contrast, the Morgan Stanley Global Real Estate Index had a negative return of -15.4%. During the same period, Class A shares had a total return of 5.37%, Class B shares had a total return of 4.53%, and Class C shares had a total return of 4.61%. The Fund's performance was especially strong in the final six months of the year. Class Y shares had a positive total return of 13.97% for the six-month period, even as the benchmark Morgan Stanley Global Real Estate Index produced a loss of -15.5%.

--------------------------------------------------------------------------------
     What was the investment environment
     like during the fiscal year?


     Speaking broadly, this has been a period of declining interest rates and moderate economic growth in many regions of the world. This was positive for both real estate and stock markets. However, the situation varied dramatically from region to region. The so-called "Asian Contagion" started slowly in Thailand before spreading throughout the "Asian Tigers" and threatening other larger markets.

--------------------------------------------------------------------------------
     What factors created such major regional variations in performance?


     In general, local property supply and demand situations combined with the overall economic climate to influence performance. In the U.S., we did have a brief rise in interest rates in April, as the Federal Reserve raised short-term rates to thwart any increase in inflationary pressure. This had a short-term effect in the stock markets in the United States and in Asia, but markets bounced back as inflation worries receded and interest rates resumed their downward trend. Over the full year, the economy was very positive for the entire real estate industry in the United States, especially in the homebuilding sector, where the Fund had a major emphasis.

     Great Britain is also well into its business cycle, and has enjoyed a strong market for real estate. In Europe, expanding economic growth in its southern and northern countries has helped real estate, while the central countries, Germany and France, continue to be bogged down by tight domestic monetary policy and high unemployment as they prepare to join the European Economic Union. Eastern Europe appears to be cooling off a bit, as well.



--------------------------------------------------------------------------------
                            GEOGRAPHICAL ALLOCATION


                                 As of 10/31/96

Asia                               34.9%
Europe                             33.1%
North and South America            28.6%
Other                               3.4%

                                As of 10/31/97

Asia                               16.1%
Europe                             45.5%
North and South America            38.4%


     In Asia, the economic environment worsened, especially after June. We witnessed the continuation of a sluggish economy in Japan, with the exception of its export-oriented companies. While the office sector has improved, residential and retail properties are soft. Japan's economic problems are being exacerbated by the problems in Southeast Asia. In the afflicted Asian countries, the combination of both currency and liquidity constraints created a rapidly destabilizing domino effect. Such a shock to the system can devastate weak companies while creating opportunities for the survivors.


     We believe the Asian problems were a reaction to the strength of the U.S. dollar. Those economies closely linked to the U.S. currency experienced an erosion of their competitiveness relative to countries such as China and India. Thus, Indonesia, Malaysia, South Korea, and

                                   EVERGREEN
                         Global Real Estate Equity Fund

                          Portfolio Manager Interview

     the Philippines became less competitive and their export growth slowed. As a result, more attention was focused on capital flows and the amount of foreign capital that had financed each country's expansion. Short-term debt became more expensive as the local currencies declined against the U.S. dollar. For the 12 month period, the Thai Baht declined 35% against the dollar. The Indonesian Rupiah lost 34%, the Malaysian Ringgit lost 28%, and the South Korean and Philippine currencies each lost 25% against the dollar, by the end of October. The short-term impact is exceptionally expensive capital and vastly reduced liquidity.



--------------------------------------------------------------------------------
     In light of these changing conditions, what was your investment strategy, and what type of asset allocation changes did you make during the year?


     The best performing markets were in North America and Great Britain. In Great Britain, the property share indices increased by 33%, and in Canada they increased by 54%. Real Estate Investment Trust (REITs) in the United States were up 33.5% for the year, and homebuilders increased by 74%. The Fund's investment strategy was to reduce exposure to weaker market sectors and countries in Asia, while adding to the Fund's holdings in relatively stable countries with positive real estate fundamentals and undemanding share valuations.

     During the period, we increased the Fund's investments in the United States from 21.2% to 25.2% with a sizable portion going to the stocks of homebuilders. By the fiscal year-end, two of the Fund's largest holdings were Continental Homes and U.S. Home Corp., which gained 87% and 152%, respectively, during the year.

     The Fund's allocation to Canada was dramatically increased from 0.9% to 4.4% during the fiscal year, with the total allocation to both North and South America increased from 28.6% to 38.4%.

     In Europe, the Fund's holdings increased from 33.1% to 45.5%. The most notable changes were in two of the strongest real estate markets: Spain, which increased from 3.3% to 5.2%; and Sweden, where new investments raised the Fund's exposure from zero to 4.7%. The total investment in Scandinavian countries stood at 14.2% of net assets at the end of the year. While the northern and southern regions of Europe were the best performers, the Fund also benefited from several long-term investments in France and Germany, most notably, Societe du Louvre, owner of prime Parisian hotels, which rose by 112% in local currency as it continues to fight a hostile takeover bid.


     In Asia, the Fund's allocation to Japan changed from 14.2% to 8.9%, while the allocation to Southeast Asia went from 20.7% to 7.2% during the year. The reduction in Southeast Asia was the result both of deliberate cutbacks in that region's allocation to 10.7% by June 30, and then a combination of sales and price erosion during the summer's currency-induced market collapses. However, in October we took advantage of buying opportunities in Hong Kong, effectively doubling the Fund's Southeast Asian holdings in the final days of the fiscal period.

                                Top 10 Holdings
                                ---------------
                        (As a percentage of net assets)


       Continental Homes Holding Corp. (U.S.)                             8.0%
       -----------------------------------------------------------------------
       Societe du Louvre (France)                                         7.3%
       -----------------------------------------------------------------------
       Thorkild Kristensen (Denmark)                                      5.8%
       -----------------------------------------------------------------------
       Alexander's, Inc. REIT (U.S.)                                      5.6%
       -----------------------------------------------------------------------
       Grupo Posadas, SA de CV,
       Class L & Class A Shares (Mexico)                                  4.4%
       -----------------------------------------------------------------------
       Inversiones y Representaciones SA  (Argentina)                     4.0%
       -----------------------------------------------------------------------
       European City Estates NV (Netherlands)                             3.7%
       -----------------------------------------------------------------------
       U.S. Home Corp., Warrants Expiring
       6/22/98 @ $20.00                                                   3.6%
       -----------------------------------------------------------------------
       Societe de Immeubles (France)                                      3.3%
       -----------------------------------------------------------------------
       Steen & Strom ASA (Norway)                                         3.2%
       -----------------------------------------------------------------------

                                   EVERGREEN
                         Global Real Estate Equity Fund

                          Portfolio Manager Interview

--------------------------------------------------------------------------------
     Given the recent turmoil, what is your
     outlook for Asia?


     It is still unclear as to how long it will take the Asian real estate market to emerge from the downturn. South Korea and Thailand may experience an extended period of slow growth, even stagnation, as their financial systems are restructured. There is greater underlying strength and more economic diversity in Singapore and the Philippines so we are more optimistic for medium-term recovery. Hong Kong is still questionable, depending on what happens in China, although we believe that much of its price bubble has been removed from share prices. We will still be sifting through these markets, looking for a few gems as the opportunity may exist for once-in-a-generation-type total returns over the next few years. The situation in Japan is largely dependent on the government's ability to help financial institutions re-capitalize and a renewal of domestic consumption.


--------------------------------------------------------------------------------
     What about Europe?


     At this point in the economic cycle, real estate in Continental Europe has finally begun to do well. While Britain's property markets have already recovered strongly, prospects are still positive. Scandinavia is a year or two behind England, but it is recovering quickly. We see opportunity for continued moderate acceleration in the Benelux countries and France. Germany still faces a glut of property and a slow domestic economy, so we remain cautious. On the other hand, Spain, Italy, and Portugal should continue to benefit from the prospect of European union.

--------------------------------------------------------------------------------
     What is your current view of the market
     in North America?


     The U.S. homebuilding industry had another exceptional year, and the Fund benefited from major holdings in that sector. We expect a continued upward re-rating of these stocks. The Fund's investments in U.S. office building and hotel property companies also helped performance as fundamentals of supply and demand remain positive. Even though the easy money has been made, selective opportunities exist. Canada is following the U.S. and has finally recovered momentum. While U.S. real estate markets remain favorable, the economic cycle is more mature and I expect that real estate stocks in the U.S. may not be the leading performer as they have been over the past three years. Thus, the Fund's weighting in the U.S. may decrease in 1998.


--------------------------------------------------------------------------------
     What is your overall outlook?


     The greatest opportunities will arise from growing demand for quality modern property in Europe, which should propel both rents and capital for new construction where the economics permit. We'll continue to monitor the situation in Asia to see how and when liquidity returns to the region. We think that the surviving companies will offer the opportunity for tremendous appreciation potential over the next three to five years. In North America, and particularly the U.S., we will focus on the benefits of low interest rates and a high employment economy which are both very positive for the domestic side of the economy. In summary, we'll continue with a balanced strategy, looking both for attractively priced growth companies and undervalued real estate opportunities in the world's stock markets.

                                   EVERGREEN
                           International Equity Fund

                    Fund at a Glance as of October 31, 1997

Our long-term strategy
remains unchanged. We are
looking to identify the most
promising securities in
international markets,
companies with good long-
term earnings prospects that
are selling at attractive
valuations.

               Portfolio
               Management
----------------------------------------

       (Photo of Richard K. Wagoner)

             Richard K. Wagoner

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS

                                 Class A     Class B     Class C     Class Y
Inception Date                  9/2/94      9/2/94      9/2/94      9/2/94
--------------------------------------------------------------------------------
Average Annual Returns*
--------------------------------------------------------------------------------
One year with sales charge      2.51%       1.79%       5.76%       7.92%
--------------------------------------------------------------------------------
One year w/o sales charge       7.62%       6.79%       6.76%       7.92%
--------------------------------------------------------------------------------
3 years                         2.62%       2.63%       3.60%       4.57%
--------------------------------------------------------------------------------
5 years                            -           -           -           -
--------------------------------------------------------------------------------
10 years                           -           -           -           -
--------------------------------------------------------------------------------
Since Inception                 2.48%       2.49%       3.40%       4.33%
--------------------------------------------------------------------------------
Cumulative Total Return since
  inception                     8.07%       8.09%      11.18%      14.36%
--------------------------------------------------------------------------------
12 month distribution per
  share                        $0.15       $0.06       $0.06       $0.17
--------------------------------------------------------------------------------

*Adjusted for maximum sales charge


--------------------------------------------------------------------------------
                                LONG TERM GROWTH


(A line graph appears here with the following plot points.)

                        9/94       10/94          10/95        10/96       10/97
Class A Shares         9,525       9,525          9,136       10,042      10,807
Consumer Price
  Index (CPI)         10,000      10,007         10,289       10,596      10,805
Morgan Stanley EAFE
   Index (MS EAFE)    10,000       9,983          9,787       10,644      10,968



Comparison of a change in value of a $10,000 investment in Evergreen International Equity Fund Class A, the Morgan Stanley EAFE Index and the Consumer Price Index.


Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholder investing in different classes.
The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.


--------------------------------------------------------------------------------
                                INVESTMENT STYLE


                      Morningstar's Style Box is based on a portfolio date as
                        of 9/30/97.
(Graphic appears here)


                      The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.


                      Source: 1997 Morningstar, Inc.

                                   EVERGREEN
                           International Equity Fund

                          Portfolio Manager Interview


--------------------------------------------------------------------------------
     How has the Fund performed over the
     past 12 months?


     The Fund outperformed its benchmark index, the Morgan Stanley Capital International Europe, Australasia and Far East ("EAFE") Index, by approximately 50 basis points over the 12 months ended October 31, 1997. Much of that outperformance can be attributed to strong gains in the first half of the fiscal period. The Fund's relative performance trailed that of its benchmark over the latter part of the period, largely reflecting its exposure to beleaguered Asian markets.


--------------------------------------------------------------------------------
     What were some of the factors in the
     Fund's solid performance?


     Particularly strong performance for the Fund came from its holdings in France, Germany and Spain, as well as its holdings in the Nordic region collectively. These companies benefited from a strong fundamental backdrop of falling interest rates, increasing optimism toward monetary union, and an improving economic and earnings outlook. Specific companies, notably in Germany, also benefited from restructuring efforts and a general increase in emphasis towards shareholder value, a concept long familiar to Americans, but still new in Europe.


--------------------------------------------------------------------------------
     How did the foreign markets perform
     during the fiscal period?


     The performance of foreign markets during the fiscal period varied by region. European stock markets showed universal strength, supported by falling interest rates, optimism regarding the prospects for European Monetary Union, and an improved earnings outlook for many companies. Latin American markets also performed strongly, as investors responded favorably to the region's progress on the economy, fiscal and political fronts. Asian-Pacific markets performed poorly, with the bulk of that poor performance coming at the end of the fiscal period.

                                Top 10 Holdings
                                ---------------
                        (As a percentage of net assets)


       Philips Electronics N.V.
       (Netherlands)                                                      2.5%
       -----------------------------------------------------------------------
       YPF Sociedad Anonima, ADR
       (Argentina)                                                        1.7%
       -----------------------------------------------------------------------
       Electrolux AB, Series B (Sweden)                                   1.6%
       -----------------------------------------------------------------------
       Williams Holdings PLC (U.K.)                                       1.5%
       -----------------------------------------------------------------------
       Orange PLC (U.K.)                                                  1.5%
       -----------------------------------------------------------------------
       AXA-UAP (France)                                                   1.4%
       -----------------------------------------------------------------------
       Fresenius Medical Care AG
       (Germany)                                                          1.4%
       -----------------------------------------------------------------------
       Cimpor-Cimentos de Portugal SA
       (Portugal)                                                         1.3%
       -----------------------------------------------------------------------
       Orix Corp. (Japan)                                                 1.3%
       -----------------------------------------------------------------------
       Rhone-Poulenc SA (France)                                          1.3%
       -----------------------------------------------------------------------

--------------------------------------------------------------------------------
     What caused the volatility in foreign (especially emerging) markets during October 1997?


     The global volatility that came to a head in October traces its origins back to July 2, 1997, when Thailand devalued its currency, leading to a sell-off in the Thai stock market. What was originally confined to Thailand subsequently spread to other Southeast Asian countries, as investors, with some justification, drew analogies between the situation in Thailand - a troubled banking system, an overheating property market, and swelling current-account and trade deficits - and those in other regional markets. In fairly short order, monetary authorities in Malaysia, the Philippines, Singapore and Indonesia, facing speculative attacks from currency traders, devalued their currencies, triggering sell-offs in their respective stock markets.


--------------------------------------------------------------------------------
     How far did this "Asian flu" spread?


     The contagion from this spread north and, ultimately, throughout Asia, with currency and economic concerns leading to sharp pullbacks in the stock markets of Taiwan, South Korea and, most recently, Hong Kong. Nor

                                   EVERGREEN
                           International Equity Fund

                          Portfolio Manager Interview

     did it stop here; worries over emerging market instability triggered sell-offs in the previously strong-performing Latin American markets and in the markets in Eastern Europe. Virtually no emerging market escaped unscathed.

     Asia's economic troubles also weighed on more-developed markets e.g., the U.S. and markets in Europe. Particularly hard hit were shares of export-oriented firms with exposure to Asia, since the likely slowdown in Asian economic growth will translate into lower sales for these companies. Japan has been impacted perhaps most directly, since much of its exports are to Asia. Japan's banks also have exposure to Asian economies, rendering them vulnerable to an economic slowdown.

--------------------------------------------------------------------------------
     What countries did you favor during the
     fiscal period?

     Country exposure in the Fund is a reflection of our ability to find attractively priced securities. Our process is primarily a "bottom-up" one, where stock selection, rather than general macroeconomic analysis, is the driving force. That said, we remained broadly diversified by country through the fiscal period, with a slight over-weighting in Asian markets (though, it should be noted, we had relatively limited exposure to Southeast Asia). Our largest country weighting in Asia through the period was Japan, where strong stock selection allowed us to substantially outperform popular Japanese stock-market averages. We focused primarily on the so-called "Nifties," which are large, blue-chip, export-oriented, Japanese companies that have benefited from successful restructuring efforts and also benefited, through the period, from the weakness of the Yen vs. the U.S. dollar.


                                  Geographical
                                   Allocation
                                   ----------
                        (As a percentage of net assets)



Europe                                       42.7%
--------------------------------------------------
Americas                                     18.8%
--------------------------------------------------
Japan                                        18.5%
--------------------------------------------------
Far East                                     11.3%
--------------------------------------------------
Australasia                                   7.9%
--------------------------------------------------
Middle East/Africa                            0.8%
--------------------------------------------------


     The general emphasis on Asia reflected our view that there were a large number of companies selling at very attractive valuations relative to their growth prospects. We maintain that view, though, in light of recent events, we have adjusted our positions slightly, focusing almost exclusively on blue-chip firms with healthy balance sheets, strong cash flows and little dollar-denominated debt. These should, we believe, weather any further near-term volatility in Asia quite well and have considerable upside over a more extended time period i.e., 12 to 18 months.



--------------------------------------------------------------------------------
     What is your strategy going forward?


     Our long-term strategy remains unchanged. We are looking to identify the most promising securities in international markets, companies with good long-term earnings prospects that are selling at attractive valuations. We believe that a carefully chosen portfolio of such stocks stands to provide very attractive rates of return over time, notwithstanding the potential for short-term volatility.


     Near term, we continue to find good opportunity in Europe, and will likely increase our weighting in European markets further in the coming months. In Asia, our stock selection will remain highly focused and centered on companies with the above-cited attributes i.e., little dollar-denominated debt, and strong balance sheets and cash flows. We are refraining, at present, from aggressively buying in Asia, given the still-unsettled, top-down environment, but we may look to increase the Fund's exposure when the dust finally settles and it becomes easier to assess the prospects for specific companies.

                                   EVERGREEN
                               Latin America Fund

                    Fund at a Glance as of October 31, 1997

We are seeing extremely
attractive valuation levels
and it is our belief that
fundamentally the Latin
American region offers very
good investment
opportunities.

              Portfolio
              Management
----------------------------------------
       (Photo of Francis Claro)

             Francis Claro



        (Photo of Antonio Docal)
              Antonio Docal

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS

                                    Class A     Class B     Class C
Inception Date                     11/1/93     11/1/93     11/1/93
--------------------------------------------------------------------------------
Average Annual Returns*
--------------------------------------------------------------------------------
One year with sales charge        13.52%      13.40%      17.38%
--------------------------------------------------------------------------------
One year w/o sales charge         19.18%      18.40%      18.38%
--------------------------------------------------------------------------------
3 years                            8.60%       8.76%       9.59%
--------------------------------------------------------------------------------
5 years                               -           -           -
--------------------------------------------------------------------------------
10 years                              -           -           -
--------------------------------------------------------------------------------
Since Inception                    8.25%       8.41%       8.82%
--------------------------------------------------------------------------------
Cumulative Total Return since
  inception                       37.32%      38.17%      40.27%
--------------------------------------------------------------------------------
12 month distribution per share   $0.10       $0.08       $0.08
--------------------------------------------------------------------------------

*Adjusted for maximum applicable sales charge



--------------------------------------------------------------------------------
                                LONG TERM GROWTH


(A line graph appears here with the following plot points.)

                         11/93       10/94        10/95        10/96       10/97
Class A Shares           9,525      10,212        9,870       11,522      13,732
MSCI World
   Index (MSCIWI)       10,000      16,709       17,984       20,588      23,704
Standard & Poor's 500
   Index (S&P 500)      10,000      22,086       27,962       34,694      45,832


Comparison of a change in value of a $10,000 investment in Evergreen Latin America Fund Class A, the MSCI World Index and the Standard & Poor's 500 Index.

Past performance is no guarantee of future results. The performance of each class may vary based on difference in loads and fees paid by the shareholder investing in different classes.
The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.


--------------------------------------------------------------------------------
                               INVESTMENT STYLE


                      Morningstar's Style Box is based on a portfolio date as
                        of 9/30/97.
(Graphic appears here)


                      The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.


                      Source: 1997 Morningstar, Inc.

                                   EVERGREEN
                               Latin America Fund

                          Portfolio Manager Interview


--------------------------------------------------------------------------------
     What was the Fund's performance?


     Performance was good. The Evergreen Latin America Fund's Class A had a total return of 19.2% for the 12-month period that ended on October 31, 1997. The total returns of the Fund's B and C classes each were 18.4% for the same period. These returns are without deduction of any sales charges, if applicable. We believe these returns reflected the very positive economic fundamentals and investment environment for the period, even despite the volatility in emerging markets that adversely affected Latin American investments during the last two weeks of October, at the end of the fiscal year.



--------------------------------------------------------------------------------
     What was the investment environment
     like during the year?


     Let's talk first about the first 50 weeks of the year. The investment environment in Latin America was as strong as it had been in the previous four to five years. This environment was marked by attractive valuations of the stocks of Latin American companies, strong economic growth and sound macro-economic policies throughout the region, and strong stock performance. This environment had attracted many international investors in search of diversification, and this had greatly improved the liquidity of the markets.



--------------------------------------------------------------------------------
     What caused the correction in the market at the end of October, and does this correction signal fundamental problems in the Latin American region?


     No. The volatility we saw in Latin America was primarily in response to the devaluation of currencies in Southeast Asia. Ever since the Mexican devaluation in December 1994, emerging market investors have been very carefully monitoring the levels of current account deficits and balance of trade deficits, to gauge currency risk. Speculators frequently have attacked currencies of countries with high current account deficits, and that's what happened in Asia. They succeeded.


     The devaluations in Asia had the short-term effect of jolting investor confidence in emerging markets overall, and in particular those with negative current accounts, such as Brazil. The first reaction of many global investors was simply to leave emerging markets. Latin America was affected because of its heavy weighting in emerging market indices.

                               Sector Allocation
                               -----------------
                        (As a percentage of net assets)


       Telecommunication Services & Equipment                        21.0%
       -------------------------------------------------------------------
       Utilities                                                     11.6%
       -------------------------------------------------------------------
       Diversified Companies                                           7.7%
       -------------------------------------------------------------------
       Finance & Insurance                                             7.5%
       -------------------------------------------------------------------
       Food & Beverage Products                                        6.6%
       -------------------------------------------------------------------
       Oil/Energy                                                      6.3%
       -------------------------------------------------------------------
       Iron & Steel                                                    4.9%
       -------------------------------------------------------------------
       Building, Construction & Furnishings                            4.5%
       -------------------------------------------------------------------
       Metals & Mining                                                 4.3%
       -------------------------------------------------------------------
       Paper & Packaging                                               1.9%
       -------------------------------------------------------------------

--------------------------------------------------------------------------------
     How have investment opportunities in
     Latin America been affected?


     After a significant market correction, we are seeing extremely attractive valuation levels and it is our belief that fundamentally the Latin American region offers very good investment opportunities. Basically, all the reasons that made this region a good opportunity for most of the past year still apply, but the values are better.


     Let's look first at stock valuations. Latin American stocks are very attractively priced, compared to other markets. Even before the market correction in late October, Latin American stocks still were a relative value compared to other markets. After the correction, the price/earnings ratio of the average Latin American stock was about 11,

                                   EVERGREEN
                               Latin America Fund

                          Portfolio Manager Interview

     based on 1998 earnings. On top of that, you had an average 20% earnings growth. In the United States, by comparison, the price/earnings ratio is about 19 to 20, with only 6% growth.


     The macro-economic picture also is very good. The privatization momentum is very strong. Credit rating agencies have been upgrading Latin American economies, reflecting the decreasing country risk. The overall pace of economic growth has been accelerating, but at a sustainable rate without overheating. In addition, interest rates are coming down, which has been favoring the equity markets. Inflation is under control, at record lows in most countries.


     Another favorable factor is the increased political stability. For example, in both Argentina and Mexico during the past year, the ruling political parties have lost mid-term elections, but the opposition candidates supported the existing macro-economic policies. This stability has been a source of encouragement to the financial markets.


     This very favorable economic environment contributed to record inflows of capital to the region during the past year, with top multi-national corporations actively investing throughout Latin America.



--------------------------------------------------------------------------------
     The Fund has its largest weighting in Brazil, but you indicate its currency is over-valued. Why are you confident about Brazil?


     Although there may be a slight over-valuation of the Brazilian currency, we believe low levels of inflation and healthy increases in productivity are correcting this issue. Interestingly, after the market correction in October, the Brazilian government imposed a tough austerity package, including increases in taxes and reductions in public employment, to control the trade and budget deficits that have concerned international investors. This is indicative of the increased discipline of Latin American governments in general. They have shown a renewed commitment to continue substantive economic reforms, but at a quicker pace. This should be a source of encouragement to investors in the region.



--------------------------------------------------------------------------------
     What is your current country strategy?


     In general, we are over-weighting Brazil and Mexico. These are the countries that are most representative of the opportunities in the region. They are the most liquid markets, they have attractive valuations, and they are implementing substantive reforms. The positive features throughout the region are crystal clear in these two countries.

     We also have invest ments of about 5% of fund assets in Venezuela, which is a fairly significant weighting. We have found very attractive values in Venezuela, supported by eco nomic reforms by the Venezuelan govern ment. Venezuela is the world's top oil exporter to the Equities represented 84.7% of net United States, surassets. Other investments totaled 15.3% and included short-term passing even Saudi investments, foreign currency holdings and other assets and Arabia, and countries liabilities. all over the world are investing in exploration and production in Venezuela.



                                  Geographical
                                  Allocation-
                                    Equities
                                    --------

                         (As a percentage of equities)

Brazil                                              45.5%
---------------------------------------------------------
Mexico                                              35.5%
---------------------------------------------------------
Argentina                                            6.7%
---------------------------------------------------------
Venezuela                                            6.3%
---------------------------------------------------------
Chile                                                2.8%
---------------------------------------------------------
Peru                                                 1.8%
---------------------------------------------------------
Colombia                                             1.4%
---------------------------------------------------------

                                   EVERGREEN
                               Latin America Fund

                          Portfolio Manager Interview

--------------------------------------------------------------------------------
     What investment themes are you
     emphasizing?


     We are continuing with the privatization theme across industries and countries. About 50% of the fund is in companies that either are scheduled to be privatized or have been privatized. Before a government privatizes a company it owns, it tends to reform the sector to add value to the company it intends to privatize. An example would be telecommunications. Governments typically increase phone rates when planning privatization, and a company that formerly had been subsidized would become profitable and its market value would increase. Once a company does become privatized, the new private sector managers typically will take a number of steps to maximize profits and increase productivity. In general, the telecommunications sector exemplifies this trend. In telecommunications, companies are benefiting from economic growth, pent-up demand and limited competition. The Fund's largest holding at the end of the fiscal year was Telebras, a Brazilian telecommunications company, and the second largest holding was Telmex, a Mexican telecommunications company.


     Other major holdings that illustrate the privatization trend include YPF, an Argentine oil company; and CVRD (Vale de Rio Doce S.A.), a Brazilian corporation that is one of the world's largest mining companies.



--------------------------------------------------------------------------------
     Are there any examples of non-privatized companies that you like?


     One very attractive company is FEMSA, a Mexican soft drink bottler, beer brewer, packaging company and convenience store operator. This company has Coca-Cola bottling franchises in Mexico and Argentina. It brews half the beer in Mexico, with Dos Equis its best known brand in the United States. In addition, it is involved in convenience stores throughout Mexico. Interestingly, this company has formed alliances with dominant global companies to help develop its own franchises.


                                Top 10 Holdings
                                ---------------
                        (As a percentage of net assets)


       Telecomunicacoes Brasileiras S.A.
       ("Telebras") ADR (Brazil)                                          5.8%
       -----------------------------------------------------------------------
       Telefonos de Mexico S.A., ADR
       (Mexico)                                                           4.2%
       -----------------------------------------------------------------------
       Vale do Rio Doce Navegacao S.A.
       (Brazil)                                                           3.7%
       -----------------------------------------------------------------------
       Eletrobras S.A. (Brazil)                                           3.6%
       -----------------------------------------------------------------------
       Petroleo Brasileiro S.A. (Brazil)                                  3.1%
       -----------------------------------------------------------------------
       Companhia Riograndense de
       Telecomunicacoes (Brazil)                                          2.4%
       -----------------------------------------------------------------------
       YPF Sociedad Anonima, ADR
       (Argentina)                                                        2.2%
       -----------------------------------------------------------------------
       Desc S.A. de C.V., ADR (Mexico)                                    2.2%
       -----------------------------------------------------------------------
       Grupo Carso S.A. de C.V. (Mexico)                                  2.1%
       -----------------------------------------------------------------------
       Banco Provincial S.A. (Venezuela)                                  2.1%
       -----------------------------------------------------------------------

--------------------------------------------------------------------------------
     What is your outlook?


     Latin America is a very attractive market. As we have indicated, we are seeing very good valuations and positive economic trends throughout the region. We continue to be focused on stock selection. We are visiting and meeting personally with many Latin American companies. We are seeing lots of great investment stories, and their valuations are much more attractive than they were a few weeks ago.

                                   EVERGREEN
                          Emerging Markets Growth Fund

                              Financial Highlights

                 (For a share outstanding throughout each year)



                                                                                         Year Ended October 31,
                                                                               1997**       1996**          1995#
-----------------------------------------------------------------------------------------------------------------------
 CLASS A SHARES
Net asset value beginning of year                                             $  8.46       $    7.90     $       8.17
                                                                              =======       =========     ============
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                                        0           (0.01)            0.05
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and foreign currency
 related transactions                                                            1.53            0.62            (0.32)
                                                                              ----------    ---------     ------------
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                 1.53            0.61            (0.27)
                                                                              ----------    ---------     ------------
-----------------------------------------------------------------------------------------------------------------------
Less distributions from
Net investment income                                                               0           (0.05)               0
                                                                              ----------    ---------     ------------
-----------------------------------------------------------------------------------------------------------------------
Net asset value end of year                                                   $  9.99       $    8.46     $       7.90
                                                                              ==========    =========     ============
-----------------------------------------------------------------------------------------------------------------------
Total Return+                                                                    18.1%            7.7%            (3.3%)
-----------------------------------------------------------------------------------------------------------------------
Ratios & Supplemental Data:
Ratios to average net assets:
 Expenses                                                                        1.75%           1.74%            1.73%++
-----------------------------------------------------------------------------------------------------------------------
 Expenses, excluding indirectly paid expenses                                    1.74%            N/A              N/A
-----------------------------------------------------------------------------------------------------------------------
 Expenses, excluding fee waivers & expense reimbursements                        2.26%           3.58%            3.97%++
-----------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                                                   (0.02%)         (0.09%)           0.76%++
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                           157%            107%              65%
-----------------------------------------------------------------------------------------------------------------------
Average commission rate per share                                            $  .0019       $   .0103              N/A
-----------------------------------------------------------------------------------------------------------------------
Net assets end of year (thousands)                                           $  2,777       $   1,645     $      1,117
-----------------------------------------------------------------------------------------------------------------------



                                                                               Year Ended
                                                                              December 31,
                                                                                  1994*
--------------------------------------------------------------------------------------------
 CLASS A SHARES
Net asset value beginning of year                                               $      10.00
                                                                                ============
--------------------------------------------------------------------------------------------
Income (loss) from investment operations:
--------------------------------------------------------------------------------------------
Net investment income (loss)                                                               0
--------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and foreign currency
 related transactions                                                                  (1.83)
                                                                                ------------
--------------------------------------------------------------------------------------------
Total from investment operations                                                       (1.83)
                                                                                ------------
--------------------------------------------------------------------------------------------
Less distributions from
Net investment income                                                                      0
                                                                                ------------
--------------------------------------------------------------------------------------------
Net asset value end of year                                                     $       8.17
                                                                                ============
--------------------------------------------------------------------------------------------
Total Return+                                                                          (18.3%)
--------------------------------------------------------------------------------------------
Ratios & Supplemental Data:
Ratios to average net assets:
 Expenses                                                                               1.78%++
--------------------------------------------------------------------------------------------
 Expenses, excluding indirectly paid expenses                                            N/A
--------------------------------------------------------------------------------------------
 Expenses, excluding fee waivers & expense reimbursements                               3.96%++
--------------------------------------------------------------------------------------------
 Net investment income (loss)                                                          (0.12%)++
--------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                   17%
--------------------------------------------------------------------------------------------
Average commission rate per share                                                        N/A
--------------------------------------------------------------------------------------------
Net assets end of year (thousands)                                              $        867
--------------------------------------------------------------------------------------------


                                                                                          Year Ended October 31,
                                                                               1997**        1996**          1995#
-----------------------------------------------------------------------------------------------------------------------
 CLASS B SHARES
Net asset value beginning of year                                              $  8.39       $    7.85     $       8.16
                                                                               =========     =========     ============
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                                     (0.08)          (0.08)            0.01
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and foreign currency
 related transactions                                                             1.54            0.62            (0.32)
                                                                               ---------     ---------     ------------
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                  1.46            0.54            (0.31)
                                                                               ---------     ---------     ------------
-----------------------------------------------------------------------------------------------------------------------
Net asset value end of year                                                    $  9.85       $    8.39     $       7.85
                                                                               =========     =========     ============
-----------------------------------------------------------------------------------------------------------------------
Total Return+                                                                     17.4%           6.9%             (3.8%)
-----------------------------------------------------------------------------------------------------------------------
Ratios & Supplemental Data:
Ratios to average net assets:
 Expenses                                                                         2.50%          2.50%            2.48%++
-----------------------------------------------------------------------------------------------------------------------
 Expenses, excluding indirectly paid expenses                                     2.49%           N/A              N/A
-----------------------------------------------------------------------------------------------------------------------
 Expenses, excluding fee waivers & expense reimbursements                         3.00%          4.34%             4.72%++
-----------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                                                    (0.79%)        (0.87%)           0.03%++
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                            157%           107%              65%
-----------------------------------------------------------------------------------------------------------------------
Average commission rate per share                                           $    .0019      $   .0103               N/A
-----------------------------------------------------------------------------------------------------------------------
Net assets end of year (thousands)                                          $    4,020      $   2,881      $      1,940
-----------------------------------------------------------------------------------------------------------------------



                                                                               Year Ended
                                                                              December 31,
                                                                                  1994*
--------------------------------------------------------------------------------------------
 CLASS B SHARES
Net asset value beginning of year                                               $      10.00
                                                                                ============
--------------------------------------------------------------------------------------------
Income (loss) from investment operations:
--------------------------------------------------------------------------------------------
Net investment income (loss)                                                           (0.02)
--------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and foreign currency
 related transactions                                                                  (1.82)
                                                                                ------------
--------------------------------------------------------------------------------------------
Total from investment operations                                                       (1.84)
                                                                                ------------
--------------------------------------------------------------------------------------------
Net asset value end of year                                                     $       8.16
                                                                                ============
--------------------------------------------------------------------------------------------
Total Return+                                                                          (18.4%)
--------------------------------------------------------------------------------------------
Ratios & Supplemental Data:
Ratios to average net assets:
 Expenses                                                                               2.53%++
--------------------------------------------------------------------------------------------
 Expenses, excluding indirectly paid expenses                                           N/A
--------------------------------------------------------------------------------------------
 Expenses, excluding fee waivers & expense reimbursements                               4.71%++
--------------------------------------------------------------------------------------------
 Net investment income (loss)                                                          (0.84%)++
--------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                   17%
--------------------------------------------------------------------------------------------
Average commission rate per share                                                        N/A
--------------------------------------------------------------------------------------------
Net assets end of year (thousands)                                              $      1,589
--------------------------------------------------------------------------------------------

* For the period from September 6, 1994 (commencement of operations) to December 31, 1994.
** Net investment income is based on average monthly shares outstanding for the periods indicated.
# The Fund changed its year end from December 31 to October 31, effective October 31, 1995.
+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.

                   See Combined Notes to Financial Statements

                                    EVERGREEN
                          Emerging Markets Growth Fund

                              Financial Highlights

                 (For a share outstanding throughout each year)


                                                                                          Year Ended October 31,
                                                                               1997**        1996**          1995#
-----------------------------------------------------------------------------------------------------------------------
 CLASS C SHARES
Net asset value beginning of year                                              $  8.38       $    7.84     $       8.16
                                                                               =========     =========     ============
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                                     (0.06)          (0.08)            0.02
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and foreign currency
 related transactions                                                             1.53            0.62            (0.34)
                                                                               ---------     ---------     ------------
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                  1.47            0.54            (0.32)
                                                                               ---------     ---------     ------------
-----------------------------------------------------------------------------------------------------------------------
Net asset value end of year                                                    $  9.85       $    8.38     $       7.84
                                                                               =========     =========     ============
-----------------------------------------------------------------------------------------------------------------------
Total Return+                                                                     17.5%            6.9%           (3.9%)
-----------------------------------------------------------------------------------------------------------------------
Ratios & Supplemental Data:
Ratios to average net assets:
 Expenses                                                                         2.50%           2.51%            2.50%++
-----------------------------------------------------------------------------------------------------------------------
 Expenses, excluding indirectly paid expenses                                     2.49%            N/A              N/A
-----------------------------------------------------------------------------------------------------------------------
 Expenses, excluding fee waivers & expense reimbursements                         3.01%           4.31%            4.74%++
-----------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                                                    (0.61%)         (0.91%)           0.72%++
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                            157%            107%              65%
-----------------------------------------------------------------------------------------------------------------------
Average commission rate per share                                             $  .0019       $   .0103              N/A
-----------------------------------------------------------------------------------------------------------------------
Net assets end of year (thousands)                                            $  1,282       $      85           $   56
-----------------------------------------------------------------------------------------------------------------------



                                                                               Year Ended
                                                                              December 31,
                                                                                  1994*
--------------------------------------------------------------------------------------------
 CLASS C SHARES
Net asset value beginning of year                                               $      10.00
                                                                                ============
--------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                                           (0.02)
--------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and foreign currency
 related transactions                                                                  (1.82)
                                                                                ------------
--------------------------------------------------------------------------------------------
Total from investment operations                                                       (1.84)
                                                                                ------------
--------------------------------------------------------------------------------------------
Net asset value end of year                                                     $       8.16
                                                                                ============
--------------------------------------------------------------------------------------------
Total Return+                                                                          (18.4%)
--------------------------------------------------------------------------------------------
Ratios & Supplemental Data:
Ratios to average net assets:
 Expenses                                                                               2.53%++
--------------------------------------------------------------------------------------------
 Expenses, excluding indirectly paid expenses                                           N/A
--------------------------------------------------------------------------------------------
 Expenses, excluding fee waivers & expense reimbursements                               4.71%++
--------------------------------------------------------------------------------------------
 Net investment income (loss)                                                          (0.82%)++
--------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                   17%
--------------------------------------------------------------------------------------------
Average commission rate per share                                                        N/A
--------------------------------------------------------------------------------------------
Net assets end of year (thousands)                                              $         89
--------------------------------------------------------------------------------------------


                                                                                         Year Ended October 31,
                                                                               1997**       1996**          1995#
----------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
Net asset value beginning of year                                             $  8.48      $     7.92     $       8.17
                                                                              =========    ==========     ============
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                            0.03            0.01             0.05
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and foreign currency
 related transactions                                                            1.53            0.62            (0.30)
                                                                              ---------    ----------     ------------
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                 1.56            0.63            (0.25)
                                                                              ---------    ----------     ------------
----------------------------------------------------------------------------------------------------------------------
Less distributions from
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                               0           (0.07)               0
                                                                              ---------    ----------     ------------
----------------------------------------------------------------------------------------------------------------------
Net asset value end of year                                                   $ 10.04      $     8.48      $      7.92
                                                                              =========    ==========     ============
----------------------------------------------------------------------------------------------------------------------
Total Return+                                                                    18.4%            7.9%            (3.1%)
----------------------------------------------------------------------------------------------------------------------
Ratios & Supplemental Data:
Ratios to average net assets:
 Expenses                                                                        1.50%           1.50%            1.48%++
----------------------------------------------------------------------------------------------------------------------
 Expenses, excluding indirectly paid expenses                                    1.49%            N/A              N/A
----------------------------------------------------------------------------------------------------------------------
 Expenses, excluding fee waivers & expense reimbursements                        2.01%           3.27%             3.72%++
----------------------------------------------------------------------------------------------------------------------
 Net investment income                                                           0.25%           0.11%             0.94%++
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                           157%            107%              65%
----------------------------------------------------------------------------------------------------------------------
Average commission rate per share                                            $  .0019       $   .0103              N/A
----------------------------------------------------------------------------------------------------------------------
Net assets end of year (thousands)                                           $ 61,142       $  28,959      $     9,355
----------------------------------------------------------------------------------------------------------------------



                                                                               Year Ended
                                                                              December 31,
                                                                                  1994*
--------------------------------------------------------------------------------------------
 CLASS Y SHARES
Net asset value beginning of year                                              $       10.00
                                                                               =============
--------------------------------------------------------------------------------------------
Income (loss) from investment operations:
--------------------------------------------------------------------------------------------
Net investment income                                                                   0.01
--------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and foreign currency
 related transactions                                                                  (1.84)
                                                                               -------------
--------------------------------------------------------------------------------------------
Total from investment operations                                                       (1.83)
                                                                               -------------
--------------------------------------------------------------------------------------------
Less distributions from
--------------------------------------------------------------------------------------------
Net investment income                                                                      0
                                                                               -------------
--------------------------------------------------------------------------------------------
Net asset value end of year                                                    $        8.17
                                                                               =============
--------------------------------------------------------------------------------------------
Total Return+                                                                          (18.3%)
--------------------------------------------------------------------------------------------
Ratios & Supplemental Data:
Ratios to average net assets:
 Expenses                                                                               1.53%++
--------------------------------------------------------------------------------------------
 Expenses, excluding indirectly paid expenses                                            N/A
--------------------------------------------------------------------------------------------
 Expenses, excluding fee waivers & expense reimbursements                               3.71%++
--------------------------------------------------------------------------------------------
 Net investment income                                                                  0.43%++
--------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                   17%
--------------------------------------------------------------------------------------------
Average commission rate per share                                                        N/A
--------------------------------------------------------------------------------------------
Net assets end of year (thousands)                                             $       5,878
--------------------------------------------------------------------------------------------

* For the periods from September 6, 1994 (commencement of operations) to December 31, 1994.
** Net investment income is based on average monthly shares outstanding for the periods indicated.
# The Fund changed its year end from December 31 to October 31, effective October 31, 1995.
+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.




                   See Combined Notes to Financial Statements

                                    EVERGREEN
                               Global Leaders Fund

                              Financial Highlights

                 (For a share outstanding throughout each year)


                                                                                                  Year Ended October 31,
                                                                                               1997             1996*
--------------------------------------------------------------------------------------------------------------------------
 CLASS A SHARES
Net asset value beginning of year                                                            $  11.91         $      11.29
                                                                                             ==========       ============
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations: **
--------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                   ( 0.01)                   0
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and foreign currency related transactions        1.78                 0.62
                                                                                             ----------       ------------
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                 1.77                 0.62
                                                                                             ----------       ------------
--------------------------------------------------------------------------------------------------------------------------
Less distributions from
--------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                               ( 0.01)                   0
                                                                                             ----------       ------------
--------------------------------------------------------------------------------------------------------------------------
Net asset value end of year                                                                  $  13.67         $      11.91
                                                                                             ==========       ============
--------------------------------------------------------------------------------------------------------------------------
Total Return+                                                                                    14.9%                 5.5%
--------------------------------------------------------------------------------------------------------------------------
Ratios & Supplemental Data:
Ratios to average net assets:
 Expenses                                                                                        1.91%                1.75%++
--------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding indirectly paid expenses                                                    1.90%                 N/A
--------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding fee waivers & expense reimbursements                                        1.98%                2.16%++
--------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                                                                    (.05%)               0.10%++
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                            29%                  20%
--------------------------------------------------------------------------------------------------------------------------
Average commission rate per share                                                           $   .0418         $      .0659
--------------------------------------------------------------------------------------------------------------------------
Net assets end of year (thousands)                                                          $  38,604         $     12,975
--------------------------------------------------------------------------------------------------------------------------


                                                                                              Year Ended October 31,
                                                                                               1997             1996*
-------------------------------------------------------------------------------------------------------------------------
 CLASS B SHARES
Net asset value beginning of year                                                            $  11.87         $     11.29
                                                                                             ==========       ===========
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations: **
-------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                                             (0.11)              (0.02)
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and foreign currency related transactions        1.77                0.60
                                                                                             ----------       -----------
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                 1.66                0.58
                                                                                             ----------       -----------
-------------------------------------------------------------------------------------------------------------------------
Less distributions from
-------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                                (0.01)                  0
                                                                                             ----------       -----------
-------------------------------------------------------------------------------------------------------------------------
Net asset value end of year                                                                  $  13.52         $     11.87
                                                                                             ==========       ===========
-------------------------------------------------------------------------------------------------------------------------
Total Return+                                                                                    14.0%                5.1%
-------------------------------------------------------------------------------------------------------------------------
Ratios & Supplemental Data:
Ratios to average net assets:
 Expenses                                                                                        2.66%               2.50%++
-------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding indirectly paid expenses                                                    2.66%                N/A
-------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding fee waivers & expense reimbursements                                        2.74%               2.93%++
-------------------------------------------------------------------------------------------------------------------------
 Net investment loss                                                                            (0.83%)            (0.68%)++
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                            29%                 20%
-------------------------------------------------------------------------------------------------------------------------
Average commission rate per share                                                           $   .0418         $     .0659
-------------------------------------------------------------------------------------------------------------------------
Net assets end of year (thousands)                                                          $ 134,375         $    41,948
-------------------------------------------------------------------------------------------------------------------------

* For the period from June 3, 1996 (commencement of operations) to October 31, 1996.
** Net investment income is based on average monthly shares outstanding for the periods indicated.
+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.


                  See Combined Notes to Financial Statements

                                    EVERGREEN
                               Global Leaders Fund

                              Financial Highlights

                 (For a share outstanding throughout each year)


                                                                                               Year Ended October 31,
                                                                                               1997             1996*
-------------------------------------------------------------------------------------------------------------------------
 CLASS C SHARES
Net asset value beginning of year                                                            $  11.86         $     11.29
                                                                                             ==========       ===========
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations: **
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                   ( 0.11)              (0.02)
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and foreign currency related transactions        1.77                0.59
                                                                                             ----------       -----------
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                 1.66                0.57
                                                                                             ----------       -----------
-------------------------------------------------------------------------------------------------------------------------
Less distributions from
-------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                               ( 0.01)                  0
                                                                                             ----------       -----------
-------------------------------------------------------------------------------------------------------------------------
Net asset value end of year                                                                  $  13.51         $     11.86
                                                                                             ==========       ===========
-------------------------------------------------------------------------------------------------------------------------
Total Return+                                                                                    14.0%                5.0%
-------------------------------------------------------------------------------------------------------------------------
Ratios & Supplemental Data:
Ratios to average net assets:
 Expenses                                                                                        2.65%               2.50%++
-------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding indirectly paid expenses                                                    2.65%                N/A
-------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding fee waivers & expense reimbursements                                        2.73%               2.93%++
-------------------------------------------------------------------------------------------------------------------------
 Net investment loss                                                                            (0.80%)             (0.67%)++
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                            29%                 20%
-------------------------------------------------------------------------------------------------------------------------
Average commission rate per share                                                           $   .0418         $     .0659
-------------------------------------------------------------------------------------------------------------------------
Net assets end of year (thousands)                                                          $   2,386         $       554
-------------------------------------------------------------------------------------------------------------------------


                                                                                              Year Ended October 31,
                                                                                              1997            1996
-------------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
Net asset value beginning of year                                                           $  11.91        $      10.00
                                                                                            ==========      ============
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations: **
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                    0.03                0.07
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and foreign currency related transactions       1.78                1.88
                                                                                            ----------      ------------
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                1.81                1.95
                                                                                            ----------      ------------
-------------------------------------------------------------------------------------------------------------------------
Less distributions from
-------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                              0               (0.04)
-------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                               (0.01)                  0
                                                                                            ----------       ------------
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                            (0.01)              (0.04)
                                                                                            ----------      ------------
-------------------------------------------------------------------------------------------------------------------------
Net asset value end of year                                                                  $  13.71        $      11.91
                                                                                            ==========      =============
-------------------------------------------------------------------------------------------------------------------------
Total Return+                                                                                    15.2%               19.6%
-------------------------------------------------------------------------------------------------------------------------
Ratios & Supplemental Data:
Ratios to average net assets:
 Expenses                                                                                         1.64%             1.47%++
-------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding indirectly paid expenses                                                     1.64%              N/A
-------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding fee waivers & expense reimbursements                                         1.72%             2.51%++
-------------------------------------------------------------------------------------------------------------------------
 Net investment income                                                                            0.23%             0.62%++
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                             29%               20%
-------------------------------------------------------------------------------------------------------------------------
Average commission rate per share                                                          $     .0418      $      .0659
-------------------------------------------------------------------------------------------------------------------------
Net assets end of year (thousands)                                                         $    35,461      $     18,607
-------------------------------------------------------------------------------------------------------------------------

* For the period from June 3, 1996 (commencement of operations) to October 31, 1996.
** Net investment income is based on average monthly shares outstanding for the periods indicated.
+  Initial sale charge or contingent deferred sales charge is not reflected.
++ Annualized.



                   See Combined Notes to Financial Statements

                                   EVERGREEN
                         Global Real Estate Equity Fund

                              Financial Highlights

                 (For a share outstanding throughout each year)


                                                                                            Year Ended October 31,
                                                                                 1997          1996              1995#
 CLASS A SHARES
Net asset value beginning of year                                              $  12.28      $      11.58      $      12.12
                                                                               ==========    ============      ============
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations: **
---------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                      (0.06)             0.06             (0.01)
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and foreign currency
 related transactions                                                              0.72             0.64              (0.53)
                                                                               ----------    ------------       ------------
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                   0.66             0.70              (0.54)
                                                                               ----------    ------------      ------------
---------------------------------------------------------------------------------------------------------------------------
Net asset value end of year                                                    $  12.94      $     12.28       $      11.58
                                                                               ==========    ============      ============
---------------------------------------------------------------------------------------------------------------------------
Total Return+                                                                       5.4%             6.0%              (4.5%)
---------------------------------------------------------------------------------------------------------------------------
Ratios & Supplemental Data:
Ratios to average net assets:
 Expenses                                                                          2.10%            1.79%              1.73%++
---------------------------------------------------------------------------------------------------------------------------
 Interest expense                                                                  0.03%            0.03%              0.03%++
---------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding indirectly paid expenses                                      2.10%             N/A                N/A
---------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding fee waivers & expense reimbursements                          2.19%            2.97%             46.90%++
---------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                                                     (0.47%)           0.40%             (1.26%)++
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                              44%              25%                 1%
---------------------------------------------------------------------------------------------------------------------------
Average commission rate per share                                           $     .0039      $     .0037                N/A
---------------------------------------------------------------------------------------------------------------------------
Net assets end of year (thousands)                                          $       336      $       721       $         74
---------------------------------------------------------------------------------------------------------------------------



                                                                               Year Ended
                                                                              September 30,
                                                                                  1995*
 CLASS A SHARES
Net asset value beginning of year                                              $       11.46
                                                                               =============
--------------------------------------------------------------------------------------------
Income (loss) from investment operations: **
--------------------------------------------------------------------------------------------
Net investment income (loss)                                                            0.07
--------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and foreign currency
 related transactions                                                                   0.59
                                                                               -------------
--------------------------------------------------------------------------------------------
Total from investment operations                                                        0.66
                                                                               -------------
--------------------------------------------------------------------------------------------
Net asset value end of year                                                    $       12.12
                                                                               =============
--------------------------------------------------------------------------------------------
Total Return+                                                                            5.8%
--------------------------------------------------------------------------------------------
Ratios & Supplemental Data:
Ratios to average net assets:
 Expenses                                                                               1.61%++
--------------------------------------------------------------------------------------------
 Interest expense                                                                       0.01%++
--------------------------------------------------------------------------------------------
 Expenses, excluding indirectly paid expenses                                            N/A
--------------------------------------------------------------------------------------------
 Expenses, excluding fee waivers & expense reimbursements                              21.59%++
--------------------------------------------------------------------------------------------
 Net investment income (loss)                                                           0.98%++
--------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                   28%
--------------------------------------------------------------------------------------------
Average commission rate per share                                                        N/A
--------------------------------------------------------------------------------------------
Net assets end of year (thousands)                                             $          66
--------------------------------------------------------------------------------------------


                                                                                           Year Ended October 31,
                                                                                 1997          1996             1995#
 CLASS B SHARES
Net asset value beginning of year                                              $  12.14       $    11.53      $      12.08
                                                                               ==========     ==========      ============
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations: **
--------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                      (0.15)           (0.13)            (0.02)
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and foreign currency
 related transactions                                                              0.70             0.74             (0.53)
                                                                               ----------     ----------      ------------
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                   0.55             0.61             (0.55)
                                                                               ----------     ----------      ------------
--------------------------------------------------------------------------------------------------------------------------
Net asset value end of year                                                    $  12.69       $    12.14      $      11.53
                                                                               ==========     ==========      ============
--------------------------------------------------------------------------------------------------------------------------
Total Return+                                                                       4.5%             5.3%             (4.6%)
--------------------------------------------------------------------------------------------------------------------------
Ratios & Supplemental Data:
Ratios to average net assets:
 Expenses                                                                          2.82%            2.56%             2.44%++
--------------------------------------------------------------------------------------------------------------------------
 Interest expense                                                                  0.03%            0.03%             0.03%++
--------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding indirectly paid expenses                                      2.81%             N/A               N/A
--------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding fee waivers & expense reimbursements                          2.90%           14.45%            31.39%++
--------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                                                     (1.23%)          (1.03%)           (1.98%)++
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                              44%              25%                1%
--------------------------------------------------------------------------------------------------------------------------
Average commission rate per share                                           $     .0039       $    .0037               N/A
--------------------------------------------------------------------------------------------------------------------------
Net assets end of year (thousands)                                          $       213       $      134      $        100
--------------------------------------------------------------------------------------------------------------------------


                                                                               Year Ended
                                                                              September 30,
                                                                                  1995*
 CLASS B SHARES
Net asset value beginning of year                                              $       11.44
                                                                               =============
--------------------------------------------------------------------------------------------
Income (loss) from investment operations: **
--------------------------------------------------------------------------------------------
Net investment income (loss)                                                            0.08
--------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and foreign currency
 related transactions                                                                   0.56
                                                                               -------------
--------------------------------------------------------------------------------------------
Total from investment operations                                                        0.64
                                                                               -------------
--------------------------------------------------------------------------------------------
Net asset value end of year                                                    $       12.08
                                                                               =============
--------------------------------------------------------------------------------------------
Total Return+                                                                            5.6%
--------------------------------------------------------------------------------------------
Ratios & Supplemental Data:
Ratios to average net assets:
 Expenses                                                                               2.42%++
--------------------------------------------------------------------------------------------
 Interest expense                                                                       0.03%++
--------------------------------------------------------------------------------------------
 Expenses, excluding indirectly paid expenses                                            N/A
--------------------------------------------------------------------------------------------
 Expenses, excluding fee waivers & expense reimbursements                              82.74%++
--------------------------------------------------------------------------------------------
 Net investment income (loss)                                                           1.38%++
--------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                   28%
--------------------------------------------------------------------------------------------
Average commission rate per share                                                        N/A
--------------------------------------------------------------------------------------------
Net assets end of year (thousands)                                             $         128
--------------------------------------------------------------------------------------------

*  For the periods from February 10, 1995 for Class A and February 8, 1995 for
                          Class B, respectively (commencement of operations) to September 30, 1995.
** Net investment income is based on average monthly shares outstanding.
# The Fund changed its year end from September 30 to October 31, effective October 31, 1995.
+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.

                   See Combined Notes to Financial Statements

                                   EVERGREEN
                         Global Real Estate Equity Fund

                              Financial Highlights

                 (For a share outstanding throughout each year)


                                                                                           Year Ended October 31,
                                                                                 1997          1996             1995#
 CLASS C SHARES
Net asset value beginning of year                                              $  12.14       $    11.53      $      12.08
                                                                               ==========     ==========      ============
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations: **
--------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                      (0.14)           (0.13)            (0.02)
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and foreign currency
 related transactions                                                              0.70             0.74             (0.53)
                                                                               ----------     ----------      ------------
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                   0.56             0.61             (0.55)
                                                                               ----------     ----------      ------------
--------------------------------------------------------------------------------------------------------------------------
Net asset value end of year                                                    $  12.70       $    12.14      $      11.53
                                                                               ==========     ==========      ============
--------------------------------------------------------------------------------------------------------------------------
Total Return+                                                                       4.6%             5.3%             (4.6%)
--------------------------------------------------------------------------------------------------------------------------
Ratios & Supplemental Data:
Ratios to average net assets:
 Expenses                                                                          2.83%            2.54%             2.37%++
--------------------------------------------------------------------------------------------------------------------------
 Interest expense                                                                  0.03%            0.03%             0.02%++
--------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding indirectly paid expenses                                      2.83%             N/A               N/A
--------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding fee waivers & expense reimbursements                          2.91%          118.64%           570.26%++
--------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                                                     (1.15%)          (1.06%)           (1.94%)++
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                              44%              25%                1%
--------------------------------------------------------------------------------------------------------------------------
Average commission rate per share                                           $     .0039       $    .0037               N/A
--------------------------------------------------------------------------------------------------------------------------
Net assets end of year (thousands)                                            $       106     $        8      $          4
--------------------------------------------------------------------------------------------------------------------------



                                                                               Year Ended
                                                                              September 30,
                                                                                  1995*
 CLASS C SHARES
Net asset value beginning of year                                              $       11.43
                                                                               =============
--------------------------------------------------------------------------------------------
Income (loss) from investment operations: **
--------------------------------------------------------------------------------------------
Net investment income (loss)                                                            0.06
--------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and foreign currency
 related transactions                                                                   0.59
                                                                               -------------
--------------------------------------------------------------------------------------------
Total from investment operations                                                        0.65
                                                                               -------------
--------------------------------------------------------------------------------------------
Net asset value end of year                                                    $       12.08
                                                                               =============
--------------------------------------------------------------------------------------------
Total Return+                                                                            5.7%
--------------------------------------------------------------------------------------------
Ratios & Supplemental Data:
Ratios to average net assets:
 Expenses                                                                               1.54%++
--------------------------------------------------------------------------------------------
 Interest expense                                                                       0.01%++
--------------------------------------------------------------------------------------------
 Expenses, excluding indirectly paid expenses                                            N/A
--------------------------------------------------------------------------------------------
 Expenses, excluding fee waivers & expense reimbursements                             269.60%++
--------------------------------------------------------------------------------------------
 Net investment income (loss)                                                            .86%++
--------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                   28%
--------------------------------------------------------------------------------------------
Average commission rate per share                                                        N/A
--------------------------------------------------------------------------------------------
Net assets end of year (thousands)                                             $           7
--------------------------------------------------------------------------------------------

* For the period from February 9, 1995 (commencement of operations) to September 30, 1995.
** Net investment income is based on average monthly shares outstanding for the periods indicated.
# The Fund changed its year end from September 30 to October 31, effective October 31, 1995.
+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.


                   See Combined Notes to Financial Statements

                                   EVERGREEN
                         Global Real Estate Equity Fund

                              Financial Highlights

                 (For a share outstanding throughout each year)


                                                                              Year Ended October 31, 1997
 CLASS Y SHARES
Net asset value beginning of year                                                      $  12.31
                                                                                       ==========
-------------------------------------------------------------------------------------------------
Income (loss) from investment operations: *
-------------------------------------------------------------------------------------------------
Net investment income (loss)                                                              (0.03)
-------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and foreign currency related        0.71
  transactions                                                                      ----------
-------------------------------------------------------------------------------------------------
Total from investment operations                                                           0.68
                                                                                       ----------
-------------------------------------------------------------------------------------------------
Less distributions from
-------------------------------------------------------------------------------------------------
Net investment income                                                                     (0.02)
                                                                                       ----------
-------------------------------------------------------------------------------------------------
Net asset value end of year                                                            $  12.97
                                                                                       ==========
-------------------------------------------------------------------------------------------------
Total Return+                                                                               5.5%
-------------------------------------------------------------------------------------------------
Ratios & Supplemental Data:
Ratios to average net assets:
 Expenses                                                                                  1.82%
-------------------------------------------------------------------------------------------------
 Interest expense                                                                          0.03%
-------------------------------------------------------------------------------------------------
 Expenses, excluding indirectly paid expenses                                              1.82%
-------------------------------------------------------------------------------------------------
 Expenses, excluding fee waivers & expense reimbursements                                  1.90%
-------------------------------------------------------------------------------------------------
 Net investment income (loss)                                                             (0.21%)
-------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                      44%
-------------------------------------------------------------------------------------------------
Average commission rate per share                                                     $   .0039
-------------------------------------------------------------------------------------------------
Net assets end of year (thousands)                                                    $  35,234
-------------------------------------------------------------------------------------------------



                                                                                          Year Ended October 31,
                                                                                       1996              1995#
 CLASS Y SHARES
Net asset value beginning of year                                                    $      11.59      $      12.13
                                                                                     ============      ============
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations: *
-------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                0.01              (0.01)
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and foreign currency related         0.71              (0.53)
  transactions                                                                       ------------      ------------
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                            0.72              (0.54)
                                                                                     ------------      ------------
-------------------------------------------------------------------------------------------------------------------
Less distributions from
-------------------------------------------------------------------------------------------------------------------
Net investment income                                                                          0                  0
                                                                                     ------------      ------------
-------------------------------------------------------------------------------------------------------------------
Net asset value end of year                                                          $     12.31       $      11.59
                                                                                     ============      ============
-------------------------------------------------------------------------------------------------------------------
Total Return+                                                                                6.2%              (4.5%)
-------------------------------------------------------------------------------------------------------------------
Ratios & Supplemental Data:
Ratios to average net assets:
 Expenses                                                                                   1.62%              1.62%++
-------------------------------------------------------------------------------------------------------------------
 Interest expense                                                                           0.03%              0.03%++
-------------------------------------------------------------------------------------------------------------------
 Expenses, excluding indirectly paid expenses                                                N/A                N/A
-------------------------------------------------------------------------------------------------------------------
 Expenses, excluding fee waivers & expense reimbursements                                   1.67%               N/A
-------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                                                               0.11%             (1.14%)++
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                       25%                 1%
-------------------------------------------------------------------------------------------------------------------
Average commission rate per share                                                    $     .0037                N/A
-------------------------------------------------------------------------------------------------------------------
Net assets end of year (thousands)                                                   $    47,502       $     61,418
-------------------------------------------------------------------------------------------------------------------


                                                                                           Year Ended September 30,
                                                                                        1995             1994##
 CLASS Y SHARES
Net asset value beginning of year                                                     $     13.81      $       14.75
                                                                                      ===========      =============
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations: *
--------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                 0.11               0.07
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and foreign currency related         (1.17)             (1.01)
  transactions                                                                        -----------      -------------
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                            (1.06)             (0.94)
                                                                                      -----------      -------------
--------------------------------------------------------------------------------------------------------------------
Less distributions from
--------------------------------------------------------------------------------------------------------------------
Net investment income                                                                       (0.10)                 0
--------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                            (0.52)                 0
                                                                                      -----------      -------------
--------------------------------------------------------------------------------------------------------------------
Total distributions                                                                         (0.62)                 0
                                                                                      -----------      -------------
--------------------------------------------------------------------------------------------------------------------
Net asset value end of year                                                           $     12.13      $       13.81
                                                                                      ===========      =============
--------------------------------------------------------------------------------------------------------------------
Total Return+                                                                                (7.7%)             (6.4%)
--------------------------------------------------------------------------------------------------------------------
Ratios & Supplemental Data:
Ratios to average net assets:
 Expenses                                                                                    1.54%              1.46%++
--------------------------------------------------------------------------------------------------------------------
 Interest expense                                                                            0.05%              0.08%++
--------------------------------------------------------------------------------------------------------------------
 Expenses, excluding indirectly paid expenses                                                 N/A                N/A
--------------------------------------------------------------------------------------------------------------------
 Expenses, excluding fee waivers & expense reimbursements                                     N/A                N/A
--------------------------------------------------------------------------------------------------------------------
 Net investment income                                                                       0.92%              0.56%++
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                        28%                63%
--------------------------------------------------------------------------------------------------------------------
Average commission rate per share                                                             N/A                N/A
--------------------------------------------------------------------------------------------------------------------
Net assets end of year (thousands)                                                    $    67,645      $     132,294
--------------------------------------------------------------------------------------------------------------------



                                                                                      Year Ended
                                                                                     December 31,
                                                                                         1993
 CLASS Y SHARES
Net asset value beginning of year                                                     $    9.86
                                                                                      =========
------------------------------------------------------------------------------------------------
Income (loss) from investment operations: *
------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                  0
------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and foreign currency related        5.07
  transactions                                                                       ---------
------------------------------------------------------------------------------------------------
Total from investment operations                                                           5.07
                                                                                      ---------
------------------------------------------------------------------------------------------------
Less distributions from
------------------------------------------------------------------------------------------------
Net investment income                                                                         0
------------------------------------------------------------------------------------------------
Net realized gain on investments                                                          (0.18)
                                                                                      ---------
------------------------------------------------------------------------------------------------
Total distributions                                                                       (0.18)
                                                                                      ---------
------------------------------------------------------------------------------------------------
Net asset value end of year                                                           $   14.75
                                                                                      =========
------------------------------------------------------------------------------------------------
Total Return+                                                                              51.4%
------------------------------------------------------------------------------------------------
Ratios & Supplemental Data:
Ratios to average net assets:
 Expenses                                                                                  1.56%
------------------------------------------------------------------------------------------------
 Interest expense                                                                           N/A
------------------------------------------------------------------------------------------------
 Expenses, excluding indirectly paid expenses                                               N/A
------------------------------------------------------------------------------------------------
 Expenses, excluding fee waivers & expense reimbursements                                  1.64%
------------------------------------------------------------------------------------------------
 Net investment income                                                                     0.03%
------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                      88%
------------------------------------------------------------------------------------------------
Average commission rate per share                                                           N/A
------------------------------------------------------------------------------------------------
Net assets end of year (thousands)                                                    $ 146,173
------------------------------------------------------------------------------------------------

* Net investment income is based on average monthly shares outstanding for the periods indicated.
# The Fund changed its year end from September 30 to October 31, effective October 31, 1995.
## The Fund changed its year end from December 31 to September 30, effective
   September 30, 1994.
+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.


                  See Combined Notes to Financial Statements

                                   EVERGREEN
                           International Equity Fund

                              Financial Highlights

                 (For a share outstanding throughout each year)


                                                                                         Year Ended October 31,
                                                                               1997**       1996**          1995#
 CLASS A SHARES
Net asset value beginning of year                                             $  10.43     $     9.58     $       9.50
                                                                              ==========   ==========     ============
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                             0.07          0.17              0.09
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and foreign currency
 related transactions                                                             0.72          0.78                 0
                                                                              ----------   ----------     ------------
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                  0.79          0.95              0.09
                                                                              ----------   ----------     ------------
----------------------------------------------------------------------------------------------------------------------
Less distributions from
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                            (0.15)        (0.10)            (0.01)
                                                                              ----------   ----------     ------------
----------------------------------------------------------------------------------------------------------------------
Net asset value end of year                                                   $  11.07     $   10.43      $       9.58
                                                                              ==========   ==========     ============
----------------------------------------------------------------------------------------------------------------------
Total Return+                                                                      7.6%          9.9%              1.1%
----------------------------------------------------------------------------------------------------------------------
Ratios & Supplemental Data:
Ratios to average net assets:
 Expenses                                                                         1.25%         1.24%             1.19%++
----------------------------------------------------------------------------------------------------------------------
 Expenses, excluding indirectly paid expenses                                     1.24%           N/A              N/A
----------------------------------------------------------------------------------------------------------------------
 Expenses, excluding fee waivers & expense reimbursements                         1.36%         1.66%             1.84%++
----------------------------------------------------------------------------------------------------------------------
 Net investment income                                                            0.70%         1.65%             1.38%++
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                             86%          113%                4%
----------------------------------------------------------------------------------------------------------------------
Average commission rate per share                                          $     .0187     $   .0068               N/A
----------------------------------------------------------------------------------------------------------------------
Net assets end of year (thousands)                                         $     9,270     $   7,234      $      3,594
----------------------------------------------------------------------------------------------------------------------



                                                                               Year Ended
                                                                              December 31,
                                                                                  1994*
 CLASS A SHARES
Net asset value beginning of year                                              $       10.00
                                                                               =============
--------------------------------------------------------------------------------------------
Income (loss) from investment operations:
--------------------------------------------------------------------------------------------
Net investment income                                                                   0.02
--------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and foreign currency
 related transactions                                                                  (0.52)
                                                                               -------------
--------------------------------------------------------------------------------------------
Total from investment operations                                                       (0.50)
                                                                               -------------
--------------------------------------------------------------------------------------------
Less distributions from
--------------------------------------------------------------------------------------------
Net investment income                                                                      0
                                                                               -------------
--------------------------------------------------------------------------------------------
Net asset value end of year                                                    $        9.50
                                                                               =============
--------------------------------------------------------------------------------------------
Total Return+                                                                          (5.1%)
--------------------------------------------------------------------------------------------
Ratios & Supplemental Data:
Ratios to average net assets:
 Expenses                                                                               1.26%++
--------------------------------------------------------------------------------------------
 Expenses, excluding indirectly paid expenses                                            N/A
--------------------------------------------------------------------------------------------
 Expenses, excluding fee waivers & expense reimbursements                               2.09%++
--------------------------------------------------------------------------------------------
 Net investment income                                                                  0.91%++
--------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                    1%
--------------------------------------------------------------------------------------------
Average commission rate per share                                                        N/A
--------------------------------------------------------------------------------------------
Net assets end of year (thousands)                                             $       2,545
--------------------------------------------------------------------------------------------


                                                                                          Year Ended October 31,
                                                                                1997**        1996**          1995#
 CLASS B SHARES
Net asset value beginning of year                                              $  10.37      $     9.53     $       9.50
                                                                               ==========    ==========     ============
------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                          0           0.11              0.06
------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and foreign currency
 related transactions                                                              0.70           0.76             (0.03)
                                                                               ----------    ----------     ------------
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                   0.70           0.87              0.03
                                                                               ----------    ----------     ------------
------------------------------------------------------------------------------------------------------------------------
Less distributions from
------------------------------------------------------------------------------------------------------------------------
Net investment income                                                             (0.08)         (0.03)                0
                                                                               ----------    ----------     ------------
------------------------------------------------------------------------------------------------------------------------
Net asset value end of year                                                    $  10.99      $   10.37      $       9.53
                                                                               ==========    ==========     ============
------------------------------------------------------------------------------------------------------------------------
Total Return+                                                                       6.8%           9.2%              0.5%
------------------------------------------------------------------------------------------------------------------------
Ratios & Supplemental Data:
Ratios to average net assets:
 Expenses                                                                          2.00%          2.00%             1.94%++
------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding indirectly paid expenses                                      2.00%           N/A               N/A
------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding fee waivers & expense reimbursements                          2.11%          2.42%             2.59%++
------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                                                     (0.05%)         1.05%             0.66%++
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                              86%           113%                4%
------------------------------------------------------------------------------------------------------------------------
Average commission rate per share                                           $     .0187      $   .0068               N/A
------------------------------------------------------------------------------------------------------------------------
Net assets end of year (thousands)                                          $    22,164      $  14,110      $      7,278
------------------------------------------------------------------------------------------------------------------------



                                                                               Year Ended
                                                                              December 31,
                                                                                  1994*
 CLASS B SHARES
Net asset value beginning of year                                              $       10.00
                                                                               =============
--------------------------------------------------------------------------------------------
Income (loss) from investment operations:
--------------------------------------------------------------------------------------------
Net investment income (loss)                                                               0
--------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and foreign currency
 related transactions                                                                  (0.50)
                                                                               -------------
--------------------------------------------------------------------------------------------
Total from investment operations                                                       (0.50)
                                                                               -------------
--------------------------------------------------------------------------------------------
Less distributions from
--------------------------------------------------------------------------------------------
Net investment income                                                                      0
                                                                               -------------
--------------------------------------------------------------------------------------------
Net asset value end of year                                                    $        9.50
                                                                               =============
--------------------------------------------------------------------------------------------
Total Return+                                                                           (5.2%)
--------------------------------------------------------------------------------------------
Ratios & Supplemental Data:
Ratios to average net assets:
 Expenses                                                                               2.02%++
--------------------------------------------------------------------------------------------
 Expenses, excluding indirectly paid expenses                                            N/A
--------------------------------------------------------------------------------------------
 Expenses, excluding fee waivers & expense reimbursements                               2.85%++
--------------------------------------------------------------------------------------------
 Net investment income (loss)                                                           0.10%++
--------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                    1%
--------------------------------------------------------------------------------------------
Average commission rate per share                                                        N/A
--------------------------------------------------------------------------------------------
Net assets end of year (thousands)                                             $       5,602
--------------------------------------------------------------------------------------------

* For the period from September 2, 1994 (commencement of operations) to December 31, 1994.
** Net investment income is based on average monthly shares outstanding for the periods indicated.
# The Fund changed its year end from December 31 to October 31, effective October 31, 1995.
+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.



                  See Combined Notes to Financial Statements

                                   EVERGREEN
                           International Equity Fund

                              Financial Highlights

                 (For a share outstanding throughout each year)


                                                                                   Year Ended October 31,
                                                                                1997**          1996**
 CLASS C SHARES
Net asset value beginning of year                                              $  10.41        $     9.53
                                                                               ==========      ==========
---------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                      (0.01)             0.12
---------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and foreign currency
 related transactions                                                              0.71              0.76
                                                                               ----------      ----------
---------------------------------------------------------------------------------------------------------
Total from investment operations                                                   0.70              0.88
                                                                               ----------      ----------
---------------------------------------------------------------------------------------------------------
Less distributions from
---------------------------------------------------------------------------------------------------------
Net investment income                                                             (0.06)            (0.00) (a)
                                                                               ----------      ----------
---------------------------------------------------------------------------------------------------------
Net asset value end of year                                                    $  11.05        $    10.41
                                                                               ==========      ==========
---------------------------------------------------------------------------------------------------------
Total Return+                                                                       6.8%              9.3%
---------------------------------------------------------------------------------------------------------
Ratios & Supplemental Data:
Ratios to average net assets:
 Expenses                                                                          2.00%             1.99%
---------------------------------------------------------------------------------------------------------
 Expenses, excluding indirectly paid expenses                                      1.99%              N/A
---------------------------------------------------------------------------------------------------------
 Expenses, excluding fee waivers & expense reimbursements                          2.11%             2.43%
---------------------------------------------------------------------------------------------------------
 Net investment income                                                            (0.06%)            1.16%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                              86%              113%
---------------------------------------------------------------------------------------------------------
Average commission rate per share                                           $     .0187        $    .0068
---------------------------------------------------------------------------------------------------------
Net assets end of year (thousands)                                          $       429        $      188
---------------------------------------------------------------------------------------------------------



                                                                               Year Ended           Year Ended
                                                                               October 31,         December 31,
                                                                                  1995#                1994*
 CLASS C SHARES
Net asset value beginning of year                                              $       9.49         $       10.00
                                                                               ============         =============
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                           0.08                  0.30
-----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and foreign currency
 related transactions                                                                 (0.04)                (0.54)
                                                                               ------------         -------------
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                                                       0.04                 (0.51)
                                                                               ------------         -------------
-----------------------------------------------------------------------------------------------------------------
Less distributions from
-----------------------------------------------------------------------------------------------------------------
Net investment income                                                                     0                     0
                                                                               ------------         -------------
-----------------------------------------------------------------------------------------------------------------
Net asset value end of year                                                    $       9.53         $        9.49
                                                                               ============         =============
-----------------------------------------------------------------------------------------------------------------
Total Return+                                                                           0.5%                 (5.2%)
-----------------------------------------------------------------------------------------------------------------
Ratios & Supplemental Data:
Ratios to average net assets:
 Expenses                                                                              1.94%++             2.01%++
-----------------------------------------------------------------------------------------------------------------
 Expenses, excluding indirectly paid expenses                                           N/A                 N/A
-----------------------------------------------------------------------------------------------------------------
 Expenses, excluding fee waivers & expense reimbursements                              2.59%++             2.84%++
-----------------------------------------------------------------------------------------------------------------
 Net investment income                                                                 0.79%++             0.85%++
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                   4%                    1%
-----------------------------------------------------------------------------------------------------------------
Average commission rate per share                                                       N/A                   N/A
-----------------------------------------------------------------------------------------------------------------
Net assets end of year (thousands)                                             $        196         $         163
-----------------------------------------------------------------------------------------------------------------


                                                                                         Year Ended October 31,
                                                                               1997**       1996**          1995#
 CLASS Y SHARES
Net asset value beginning of year                                             $  10.46      $    9.60     $       9.50
                                                                              ==========    =========     ============
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                             0.10           0.20             0.08
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and foreign currency
 related transactions                                                             0.72           0.78             0.03
                                                                              ----------    ---------     ------------
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                  0.82           0.98             0.11
                                                                              ----------    ---------     ------------
----------------------------------------------------------------------------------------------------------------------
Less distributions from
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                           (0.17)          (0.12)           (0.01)
                                                                              ----------    ---------     ------------
----------------------------------------------------------------------------------------------------------------------
Net asset value end of year                                                   $  11.11      $   10.46     $       9.60
                                                                              ==========    =========     ============
----------------------------------------------------------------------------------------------------------------------
Total Return+                                                                      7.9%          10.3%             1.3%
----------------------------------------------------------------------------------------------------------------------
Ratios & Supplemental Data:
Ratios to average net assets:
 Expenses                                                                         0.99%          0.99%            0.94%++
----------------------------------------------------------------------------------------------------------------------
 Expenses, excluding indirectly paid expenses                                     0.99%           N/A              N/A
----------------------------------------------------------------------------------------------------------------------
 Expenses, excluding fee waivers & expense reimbursements                         1.11%          1.41%            1.59%++
----------------------------------------------------------------------------------------------------------------------
 Net investment income                                                            0.96%          1.95%            1.58%++
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                             86%           113%               4%
----------------------------------------------------------------------------------------------------------------------
Average commission rate per share                                          $     .0187      $   .0068              N/A
----------------------------------------------------------------------------------------------------------------------
Net assets end of year (thousands)                                         $   233,906      $ 124,695     $     49,575
----------------------------------------------------------------------------------------------------------------------



                                                                               Year Ended
                                                                              December 31,
                                                                                  1994*
 CLASS Y SHARES
Net asset value beginning of year                                              $       10.00
                                                                               =============
--------------------------------------------------------------------------------------------
Income (loss) from investment operations:
--------------------------------------------------------------------------------------------
Net investment income                                                                   0.02
--------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and foreign currency
 related transactions                                                                  (0.51)
                                                                               -------------
--------------------------------------------------------------------------------------------
Total from investment operations                                                       (0.49)
                                                                               -------------
--------------------------------------------------------------------------------------------
Less distributions from
--------------------------------------------------------------------------------------------
Net investment income                                                                  (0.01)
                                                                               -------------
--------------------------------------------------------------------------------------------
Net asset value end of year                                                    $        9.50
                                                                               =============
--------------------------------------------------------------------------------------------
Total Return+                                                                          (5.0%)
--------------------------------------------------------------------------------------------
Ratios & Supplemental Data:
Ratios to average net assets:
 Expenses                                                                               1.06%++
--------------------------------------------------------------------------------------------
 Expenses, excluding indirectly paid expenses                                            N/A
--------------------------------------------------------------------------------------------
 Expenses, excluding fee waivers & expense reimbursements                               1.89%++
--------------------------------------------------------------------------------------------
 Net investment income                                                                  1.03%++
--------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                    1%
--------------------------------------------------------------------------------------------
Average commission rate per share                                                        N/A
--------------------------------------------------------------------------------------------
Net assets end of year (thousands)                                             $      23,830
--------------------------------------------------------------------------------------------

* For the period from September 2, 1994 (commencement of operations) to December 31, 1994.
** Net investment income is based on average monthly shares outstanding for the periods indicated.
# The Fund changed its year end from December 31 to October 31, effective October 31, 1995.
+   Initial sales charge or contingent deferred sales charge is not reflected.
++  Annualized.
(a) Less than one cent per share.



                   See Combined Notes to Financial Statements

                                   EVERGREEN
                               Latin America Fund

                              Financial Highlights

                 (For a share outstanding throughout each year)


                                                                                      Year Ended October 31,
                                                                                        1997        1996
 CLASS A SHARES
Net asset value beginning of year                                                     $ 11.13      $ 9.86
                                                                                      =========    ========
-----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------
Net investment income                                                                    0.02        0.39
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and foreign currency related
 transactions                                                                            2.10        1.24
                                                                                      ---------    --------
-----------------------------------------------------------------------------------------------------------
Total from investment operations                                                         2.12        1.63
                                                                                      ---------    --------
-----------------------------------------------------------------------------------------------------------
Less distributions from
-----------------------------------------------------------------------------------------------------------
Net investment income                                                                   (0.10)     ( 0.31)
-----------------------------------------------------------------------------------------------------------
In excess of net investment income                                                          0      ( 0.05)
-----------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                            0           0
                                                                                      ---------    --------
-----------------------------------------------------------------------------------------------------------
Total distributions                                                                     (0.10)     ( 0.36)
                                                                                      ---------    --------
-----------------------------------------------------------------------------------------------------------
Net asset value end of year                                                           $ 13.15      $11.13
                                                                                      =========    ========
-----------------------------------------------------------------------------------------------------------
Total Return+                                                                            19.2%       16.7%
-----------------------------------------------------------------------------------------------------------
Ratios & Supplemental Data:
Ratios to average net assets:
 Expenses                                                                                1.69%       1.83%
-----------------------------------------------------------------------------------------------------------
 Expenses, excluding indirectly paid expenses                                            1.68%       1.81%
-----------------------------------------------------------------------------------------------------------
 Net investment income                                                                   0.20%       3.05%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                   105%        112%
-----------------------------------------------------------------------------------------------------------
Average commission rate per share                                                    $  .0002   $   .0005
-----------------------------------------------------------------------------------------------------------
Net assets end of year (thousands)                                                   $ 13,621   $  11,021
-----------------------------------------------------------------------------------------------------------



                                                                                       Year Ended October 31,
                                                                                       1995           1994
 CLASS A SHARES
Net asset value beginning of year                                                     $    10.55    $    10.00
                                                                                      ==========    ==========
--------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
--------------------------------------------------------------------------------------------------------------
Net investment income                                                                       0.44         0.21
--------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and foreign currency related
 transactions                                                                              (0.81)        0.50
                                                                                      ----------    ----------
--------------------------------------------------------------------------------------------------------------
Total from investment operations                                                           (0.37)        0.71
                                                                                      ----------    ----------
--------------------------------------------------------------------------------------------------------------
Less distributions from
--------------------------------------------------------------------------------------------------------------
Net investment income                                                                      (0.30)       (0.10)
--------------------------------------------------------------------------------------------------------------
In excess of net investment income                                                             0        (0.01)
--------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                           (0.02)       (0.05)
                                                                                      ----------    ----------
--------------------------------------------------------------------------------------------------------------
Total distributions                                                                        (0.32)       (0.16)
                                                                                      ----------    ----------
--------------------------------------------------------------------------------------------------------------
Net asset value end of year                                                           $     9.86    $   10.55
                                                                                      ==========    ==========
--------------------------------------------------------------------------------------------------------------
Total Return+                                                                               (3.4%)        7.2%
--------------------------------------------------------------------------------------------------------------
Ratios & Supplemental Data:
Ratios to average net assets:
 Expenses                                                                                   1.86%        1.79%
--------------------------------------------------------------------------------------------------------------
 Expenses, excluding indirectly paid expenses                                               1.84%         N/A
--------------------------------------------------------------------------------------------------------------
 Net investment income                                                                      4.02%        2.45%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                       57%         104%
--------------------------------------------------------------------------------------------------------------
Average commission rate per share                                                            N/A           N/A
--------------------------------------------------------------------------------------------------------------
Net assets end of year (thousands)                                                    $   14,333     $  23,880
--------------------------------------------------------------------------------------------------------------


                                                                                       Year Ended October 31,
                                                                                        1997          1996
 CLASS B SHARES
Net asset value beginning of year                                                      $ 10.98       $ 9.76
                                                                                       =========     ========
-------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                             (0.08)        0.23
--------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and foreign currency related
 transactions                                                                             2.09         1.30
                                                                                       ---------     --------
--------------------------------------------------------------------------------------------------------------
Total from investment operations                                                          2.01         1.53
                                                                                       ---------     --------
--------------------------------------------------------------------------------------------------------------
Less distributions from
--------------------------------------------------------------------------------------------------------------
Net investment income                                                                    (0.02)      ( 0.27)
--------------------------------------------------------------------------------------------------------------
In excess of net investment income                                                       (0.06)      ( 0.04)
--------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                             0            0
                                                                                       ---------     --------
--------------------------------------------------------------------------------------------------------------
Total distributions                                                                      (0.08)      ( 0.31)
                                                                                       ---------     --------
--------------------------------------------------------------------------------------------------------------
Net asset value end of year                                                            $ 12.91       $10.98
                                                                                       =========     ========
--------------------------------------------------------------------------------------------------------------
Total Return+                                                                             18.4%        15.8%
--------------------------------------------------------------------------------------------------------------
Ratios & Supplemental Data:
Ratios to average net assets:
 Expenses                                                                                 2.50%        2.59%
--------------------------------------------------------------------------------------------------------------
 Expenses, excluding indirectly paid expenses                                             2.49%        2.58%
--------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                                                            (0.51%)       2.30%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                    105%         112%
--------------------------------------------------------------------------------------------------------------
Average commission rate per share                                                     $  .0002    $   .0005
--------------------------------------------------------------------------------------------------------------
Net assets end of year (thousands)                                                    $ 75,271    $  79,026
--------------------------------------------------------------------------------------------------------------



                                                                                       1995           1994
 CLASS B SHARES
Net asset value beginning of year                                                     $    10.49     $   10.00
                                                                                      ==========     =========
--------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                0.32          0.14
--------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and foreign currency related
 transactions                                                                              (0.75)         0.50
                                                                                      ----------     ---------
--------------------------------------------------------------------------------------------------------------
Total from investment operations                                                           (0.43)         0.64
                                                                                      ----------     ---------
--------------------------------------------------------------------------------------------------------------
Less distributions from
--------------------------------------------------------------------------------------------------------------
Net investment income                                                                      (0.28)        (0.09)
--------------------------------------------------------------------------------------------------------------
In excess of net investment income                                                             0         (0.01)
--------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                           (0.02)        (0.05)
                                                                                      ----------     ---------
--------------------------------------------------------------------------------------------------------------
Total distributions                                                                        (0.30)        (0.15)
                                                                                      ----------     ---------
--------------------------------------------------------------------------------------------------------------
Net asset value end of year                                                           $     9.76     $   10.49
                                                                                      ==========     =========
--------------------------------------------------------------------------------------------------------------
Total Return+                                                                               (4.0%)         6.5%
--------------------------------------------------------------------------------------------------------------
Ratios & Supplemental Data:
Ratios to average net assets:
 Expenses                                                                                   2.61%         2.54%
--------------------------------------------------------------------------------------------------------------
 Expenses, excluding indirectly paid expenses                                               2.59%          N/A
--------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                                                               3.27%         1.70%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                       57%          104%
--------------------------------------------------------------------------------------------------------------
Average commission rate per share                                                            N/A           N/A
--------------------------------------------------------------------------------------------------------------
Net assets end of year (thousands)                                                    $   97,165     $ 148,769
--------------------------------------------------------------------------------------------------------------

+ Initial sales charge or contingent deferred sales charge is not reflected.



                  See Combined Notes to Financial Statements

                                   EVERGREEN
                               Latin America Fund

                              Financial Highlights

                 (For a share outstanding throughout each year)


                                                                                       Year Ended October 31,
                                                                                        1997          1996
CLASS C SHARES
Net asset value beginning of year                                                      $ 10.99       $ 9.77
                                                                                       =========     ========
--------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                             (0.07)        0.23
--------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments
 and foreign currency related transactions                                                2.08         1.30
                                                                                       ---------     --------
--------------------------------------------------------------------------------------------------------------
Total from investment operations                                                          2.01         1.53
                                                                                       ---------     --------
--------------------------------------------------------------------------------------------------------------
Less distributions from
--------------------------------------------------------------------------------------------------------------
Net investment income                                                                        0        (0.27)
--------------------------------------------------------------------------------------------------------------
In excess of net investment income                                                       (0.08)       (0.04)
--------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                             0            0
                                                                                       ---------     --------
--------------------------------------------------------------------------------------------------------------
Total distributions                                                                      (0.08)       (0.31)
                                                                                       ---------     --------
--------------------------------------------------------------------------------------------------------------
Net asset value end of year                                                            $ 12.92        $10.99
                                                                                      =========     ========
--------------------------------------------------------------------------------------------------------------
Total Return+                                                                             18.4%         15.8%
--------------------------------------------------------------------------------------------------------------
Ratios & Supplemental Data:
Ratios to average net assets:
 Expenses                                                                                 2.47%          2.59%
--------------------------------------------------------------------------------------------------------------
 Expenses, excluding indirectly paid expenses                                              2.46%       2.58%
--------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                                                             (0.52%)      2.26%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                     105%        112%
--------------------------------------------------------------------------------------------------------------
Average commission rate per share                                                       $ .0002     $ .0005
--------------------------------------------------------------------------------------------------------------
Net assets end of year (thousands)                                                      $10,961     $ 8,791
--------------------------------------------------------------------------------------------------------------


                                                                                       1995           1994
CLASS C SHARES
Net asset value beginning of year                                                     $    10.50    $    10.00
                                                                                      ==========    ==========
---------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
---------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                0.32         0.14
---------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and foreign currency related
transactions                                                                               (0.75)        0.51
                                                                                      ----------    ----------
---------------------------------------------------------------------------------------------------------------
Total from investment operations                                                           (0.43)        0.65
                                                                                       ----------    ----------
---------------------------------------------------------------------------------------------------------------
Less distributions from
---------------------------------------------------------------------------------------------------------------
Net investment income                                                                      (0.28)       (0.09)
---------------------------------------------------------------------------------------------------------------
In excess of net investment income                                                             0        (0.01)
---------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                           (0.02)       (0.05)
                                                                                       ----------    ----------
---------------------------------------------------------------------------------------------------------------
Total distributions                                                                        (0.30)       (0.15)
                                                                                       ----------    ----------
---------------------------------------------------------------------------------------------------------------
Net asset value end of year                                                           $     9.77    $   10.50
                                                                                      ==========    ==========
---------------------------------------------------------------------------------------------------------------
Total Return+                                                                              (4.0%)        6.6%
---------------------------------------------------------------------------------------------------------------
Ratios & Supplemental Data:
Ratios to average net assets:
 Expenses                                                                                  2.61%        2.54%
---------------------------------------------------------------------------------------------------------------
 Expenses, excluding indirectly paid expenses                                              2.59%         N/A
---------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                                                              3.27%        1.74%
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                      57%         104%
---------------------------------------------------------------------------------------------------------------
Average commission rate per share                                                           N/A          N/A
---------------------------------------------------------------------------------------------------------------
Net assets end of year (thousands)                                                   $   11,242    $  17,740
---------------------------------------------------------------------------------------------------------------

+ Initial sales charge or contingent deferred sales charge is not reflected.






                   See Combined Notes to Financial Statements

                                   EVERGREEN
                          Emerging Markets Growth Fund



                            Schedule of Investments

                                October 31, 1997





   Shares                                  Value
COMMON STOCKS - 53.6%
                 Argentina - 2.3%
                 Iron & Steel - 0.5%
    134,500      Siderca SA   ......      $  329,724
                                          ----------
                 Oil / Energy - 1.8%
     39,000      YPF Sociedad
                 Anonima ADR...            1,248,000
                                          ----------

                 Total Argentina ...       1,577,724
                                          ==========
                 Brazil - 4.8%
                 Electrical Equipment
                 & Services - 1.1%
     19,600      Companhia Energetica
                 de Minas
                 Gerais, ADR ("CEMIG")...    782,434
                                          ----------

                 Utilities - Electric
                 - 1.0%
  1,660,000      Eletrobras SA   ...         670,053
                                          ----------
                 Telecommunication
                 Services &
                 Equipment - 2.7%
     18,550      Telecomunicacoes
                 Brasileiras SA, ADR
                 ("Telebras") ......       1,882,825
                 Total Brazil ......       3,335,312
                                          ==========
                 Chile - 1.9%
                 Telecommunication
                 Services &
                 Equipment - 1.9%
     47,300      Compania de Telecom
                 de Chile, SA,
                 ADR ...............       1,312,575
                                          ==========
                 Egypt - 2.5%
                 Building,
                 Construction &
                 Furnishings -  0.1%
      3,700      Arabian International
                 Construction.......          96,782
                                          ----------

                 Consumer Products &
                 Services - 0.1%
     3,700 *     Eastern Tobacco Co...        92,704
                                          ----------
                 Food & Beverage
                 Products - 1.0%
    22,100 *     Al-Ahram Beverage
                 Company S.A.E.......        607,750
      3,600      International Food
                   Company...........         87,818
                                          ----------

                                             695,568
                                          ----------
                 Healthcare Products &
                 Services - 1.0%
      9,350      Egyptian
                 International
                 Pharmaceutical
                 Industries Co   ...         676,003
                                          ----------
                 Real Estate - 0.3%
      2,575      Nasr City For House &
                 Reconstruction ......       177,839
                                          ----------
                 Total Egypt  ......       1,738,896
                                          ==========
                 Hong Kong - 0.9%
                 Diversified Companies
                 - 0.2%
    118,000      Li & Fung .........         118,282
                                          ----------
                 Finance & Insurance -
                 0.7%
        120      Bank of East Asia
                 Ltd.................            269
     20,400      HSBC Holdings Plc           461,747
                                          ----------
                                             462,016
                                          ----------
                 Total Hong Kong ...         580,298
                                          ==========
                 Hungary - 5.6%
                 Building,
                 Construction &
                 Furnishings -  0.4%
      5,200      Zalakeramia  ......         244,379
                                          ----------


    Shares                                  Value
COMMON STOCKS - continued
                 Hungary - continued
                 Chemical &
                 Agricultural
                 Products - 1.3%
      4,875      Pannonplast RT  ...      $  268,183
     32,600      Tiszai Vegyi
                 Kombinat RT...              663,784
                                          ----------

                                             931,967
                                          ----------
                 Finance & Insurance -
                 0.4%
      9,700      Otp Bank  .........         309,227
                                          ----------
                 Healthcare Products &
                 Services - 3.5%
     10,400      EGIS Gyogyszergya....       488,757
     20,650      Richter Gedeon, GDR...    1,900,584
                                          ----------
                                           2,389,341
                                          ----------
                 Total Hungary   ...       3,874,914
                                          ==========
                 India - 0.4%
                 Healthcare Products &
                 Services - 0.3%
      8,200      Ranbaxy Laboratories
                 Ltd., GDR, 144A** ...       186,960
                                          ==========
                 Leisure & Tourism -
                 0.1%
     7,400 *     East India Hotels
                 Ltd., GDR, 144A**....       113,960
                                          ----------
                 Total India .........       300,920
                                          ==========
                 Indonesia - 0.0%
                 Finance & Insurance -
                 0.0%
          8      Bank International
                 Indonesia.............            2
                                          ==========

                 Israel - 1.1%
                 Telecommunication
                 Services &
                 Equipment - 1.1%
     28,300      ECI
                 Telecommunications,
                 Ltd..................       781,788
                                          ==========


                 Korea - 0.2%
                 Metal Products & Services - 0.2%
      7,400      Pohang Iron &
                 Steel Ltd., ADR.......      120,250
                                          ==========

                 Luxembourg - 0.9%
                 Telecommunication
                 Services &
                 Equipment - 0.9%
    14,430 *     Millicom
                 International Cellular
                 SA, GDR...............      606,060
                                          ==========


                 Mexico - 10.5%
                 Automotive Equipment
                 & Manufacturing - 0.7%
     64,000      Sanluis Corp SA de
                 CV ................         494,598
                                          ----------
                 Diversified Companies
                 - 3.5%
     52,000      Alfa SA de CV   ...         379,535
     25,900      Desc SA de CV, ADR....      877,362
    100,000      Grupo Carso SA de CV...     633,274
     23,100      Grupo Imsa SA de CV,
                 ADR ...............         550,069
                                          ----------
                                           2,440,240
                                          ----------
                 Finance & Insurance -
                 2.0%
    113,700      Fomento Economico
                 Mexicano,.............      800,036

  1,307,000      Grupo Financiero
                 Bancomer SA
                 de CV, Class B  .......     615,700
                                          ----------
                                           1,415,736
                                          ----------

                                   EVERGREEN
                          Emerging Markets Growth Fund


                      Schedule of Investments (continued)

                                October 31, 1997




    Shares                                                          Value
COMMON STOCKS - continued
                   Mexico - continued
                   Healthcare Products &
                   Services - 0.6%
       90,000      Kimberly Clark Corp. de Mexico SA de
                   CV, Class A ..............................      $  394,991
                                                                   ----------
                   Leisure & Tourism - 1.0%
    1,195,000      Grupo Posadas SA de CV Class A
                   Shares   .................................         712,582
                                                                   ----------
                   Metal Products & Services - 0.4%
       13,300      Tubos de Acero de Mexico SA, ADR .........         268,494
                                                                   ----------
                   Publishing, Broadcasting &
                   Entertainment - 0.1%
       2,200 *     Grupo Televisa SA, ADR  ..................          68,200
                                                                   ----------
                   Retailing & Wholesale - 0.8%
      402,000      Grupo Elektra SA de CV  ..................         546,547
                                                                   ----------
                   Telecommunication Services &
                   Equipment - 1.4%
       21,800      Telefonos de Mexico SA, ADR   ............         942,850
                                                                   ----------
                   Total Mexico   ...........................       7,284,238
                                                                   ==========
                   Peru - 0.3%
                   Telecommunication Services &
                   Equipment - 0.3%
       11,800      Telefonica del Peru SA, ADR   ............         233,050
                                                                   ==========
                   Poland - 0.6%
                   Building, Construction &
                   Furnishings -  0.2%
       30,000      Polifarb Cieszyn  ........................         144,620
                                                                   ----------
                   Business Equipment &
                   Services - 0.2%
       8,000 *     ComputerLand Poland SA  ..................         135,437
                                                                   ----------
                   Retailing & Wholesale - 0.2%
       7,600 *     Amica Wronki SA   ........................         142,841
                                                                   ----------
                   Total Poland   ...........................         422,898
                                                                   ==========
                   Portugal - 6.4%
                   Building, Construction &
                   Furnishings -  0.8%
       21,600      Cimpor Cimentos de Portugal SA   .........         546,602
                                                                   ----------
                   Finance & Insurance - 2.7%
       43,400      Banco Comercial Portugues, ADR   .........         868,000
       26,600      Banco Espirito Santo e Comercial
                   de Lisboa SA   ...........................         771,453
        6,000      Sonae Investimentos SA  ..................         224,168
                                                                   ----------
                                                                    1,863,621
                                                                   ----------
                   Telecommunication Services &
                   Equipment - 1.5%
       25,400      Portugal Telecom SA, ADR   ...............       1,047,750
                                                                   ----------
                   Utilities - Electric - 1.4%
       55,200      Electricidade de Portugal, SA ............         969,963
                                                                   ----------
                   Total Portugal ...........................       4,427,936
                                                                   ==========


     Shares                                                          Value
COMMON STOCKS - continued
                   Singapore - 1.0%
                   Telecommunication Services &
                   Equipment - 1.0%
      308,000      Datacraft Asia Ltd.  .....................      $  702,240
                                                                   ==========
                   South Africa - 2.0%
                   Finance & Insurance - 1.3%
       35,800      Liberty Life Association of Africa, Ltd...         892,675
                                                                   ----------
                   Publishing, Broadcasting &
                   Entertainment - 0.3%
       22,500      Nasionale Pers Beperk   ..................         215,065
                                                                   ----------
                   Retailing & Wholesale - 0.4%
      187,050      New Clicks Holdings  .....................         244,866
                                                                   ----------
                   Total South Africa   .....................       1,352,606
                                                                   ==========
                   Spain - 1.8%
                   Food & Beverage Products - 1.8%
       25,965      Campofrio Alimentacion SA  ...............       1,253,003
                                                                   ==========
                   Switzerland - 0.6%
                   Finance & Insurance - 0.6%
       37,500      Richemont Securities AG ..................         441,818
                                                                   ==========
                   Taiwan - 0.9%
                   Business Equipment &
                   Services - 0.2%
     120,000 *     Acer Inc.   ..............................         164,394
                                                                   ----------
                   Food & Beverage Products - 0.7%
      55,000 *     President Enterprises   ..................          63,086
       34,706      President Enterprises Corp.,
                   GDR,144A**  ..............................         390,447
                                                                   ----------
                                                                      453,533
                                                                   ----------
                   Total Taiwan   ...........................         617,927
                                                                   ==========
                   Turkey - 5.7%
                   Finance & Insurance - 2.9%
   10,136,000      Akbank Turk Anonim Sirket  ...............         690,162
  22,227,000 *     Haci Omer Sabanci ........................       1,295,506
                                                                   ----------
                                                                    1,985,668
                                                                   ----------
                   Food & Beverage Products - 1.5%
    4,363,000      Erciyas Biracilik Ve Malt  ...............         617,921
    5,890,000      Guney Biracilik   ..........................       433,136
                                                                   ----------
                                                                    1,051,057
                                                                   ----------
                   Household Products &
                   Services - 1.0%
    8,200,000      Turk Sise ve Cam Fabrikalari AS  .........         703,508
                                                                   ----------
                   Manufacturing - Distributing - 0.3%
    1,546,000      Arcelik AS  ..............................         172,638
                                                                   ----------
                   Total Turkey   ...........................       3,912,871
                                                                   ==========
                   Russia - 2.1%
                   Oil / Energy - 2.1%
       16,800      LUKoil Oil Co., ADR  .....................       1,467,846
                                                                   =========

                                   EVERGREEN
                          Emerging Markets Growth Fund




                      Schedule of Investments (continued)

                                October 31, 1997




   Shares                                                   Value
COMMON STOCKS - continued
                 Venezuela - 1.1%
                 Finance & Insurance - 0.5%
      150,000    Banco Provincial SA ..................    $   299,242
                                                           -----------
                 Telecommunication Services &
                 Equipment - 0.6%
        9,900    Compania Anonima Nacional Telefonos
                 de Venezuela  ........................        433,125
                                                           -----------
                 Total Venezuela  .....................        732,367
                                                           ===========
                 Total Common Stocks
                 (Cost - $36,538,187)..................     37,077,539
                                                           ===========
PREFERRED STOCKS - 8.6%
                 Brazil - 8.6%
                 Electrical Equipment &
                 Services - 1.0%
   17,500,000    Companhia Energetica de Minas Gerais
                 ("CEMIG")  ...........................        698,444
                                                           -----------
                 Finance & Insurance - 1.1%
  100,000,000    Banco Bradesco SA   ..................        743,798
                                                           -----------
                 Metals & Mining - 2.6%
       94,000    Compania Vale Do Rio Doce Navegacao
                 SA ("CVRD")   ........................      1,816,137
                                                           -----------
                 Oil/Energy - 0.9%
    3,373,700    Petroleo Brasileiro SA ("Petrobras") ...      627,338
                                                           -----------
                 Telecommunication Services &
                 Equipment - 2.2%
      610,000    Compania Riograndense de
                 Telecomunica  ........................        470,316
   3,985,000 *   Telecomunicaoes de Sao Paulo SA ......      1,041,028
      95,467 *   Telesponsora Telefonos de Sao Paulo,
                 Rights  ..............................             46
                                                           -----------
                                                             1,511,390
                                                           ===========


    Shares                                                   Value
PREFERRED STOCKS - continued
                 Brazil - continued
                 Utilities - Electric - 0.8%
   1,274,900 *   Electrobras SA, Class B Shares  ......    $   551,614
                 Total Brazil ........................       5,948,721
                                                           ===========
                 Total Preferred Stocks
                 (Cost - $6,941,150) ..................      5,948,721
                                                           ===========
PUT OPTION PURCHASED - 0.0%
                 Brazil - 0.0%
       4,000 *   Brazilian Real Strike price 1.2, expires
                 12/1/97 ..............................         24,673
                                                           -----------
                 Total Put Option Purchased
                 (Cost - $23,557) .....................         24,673
                                                           ===========


  Principal
  Amount                                            Value
SHORT-TERM INVESTMENTS - 44.3%
              United States - 44.3%
              Government Agency Notes &
              Bonds -  44.3%
$30,680,000   Federal Home Loan Bank Discount
              Notes, 5.55%, 11/3/97  .........      30,670,540
                                                    ----------
              Total Short-Term Investments
              (Cost - $30,670,540)............      30,670,540
                                                    ==========
              Total Investments
               (Cost $74,173,434)    106.5%         73,721,473
              Other Assets And
               Liabilities - Net     ( 6.5%)        (4,500,549)
                                     =====          ----------
              Net Assets  .........    100%       $ 69,220,924
                                     =====         ===========

*  Non-income producing securities
** Securities that may be resold to "qualified institutional buyers" under Rule
   144A of the Securities Act of 1933. These securities have been determined to be liquid under guidelines established by the Board of Directors.



Legend of Portfolio Abbreviations:
ADR   American Depository Receipts
GDR   Global Depository Receipts

[GRAPHIC OMITTED]



                                   EVERGREEN
                          Emerging Markets Growth Fund
[GRAPHIC OMITTED]



                      Schedule of Investments (continued)

                                October 31, 1997

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS



  Forward Foreign Currency Exchange Contracts to Buy:
                                                                                            Unrealized
                                                      U.S. $ Value at     In Exchange      Appreciation
Exchange Date           Contracts to Receive       October 31, 1997      for U.S. $     (Depreciation)
---------------   -------------------------------- ------------------   -------------   ---------------
11/5/97                 98,961  Argentine Peso            $ 99,021          $ 98,963         $    57
10/31/97                26,031  Brazilian Real              23,612            23,558              54
11/3/97                 80,039  Brazilian Real              72,601            72,585              16
11/3/97                353,508  Brazilian Real             320,657           320,875            (218)
11/5/97                856,361  Brazilian Real             776,780           774,988           1,792
11/2/97                 18,187  Egyptian Pound               5,345             5,350                (5)
11/5/97              1,427,143  Egyptian Pound             419,439           419,562            (123)
11/6/97            186,572,485  Hungarian Forint           959,316           957,101           2,215
11/4/97              6,183,437  Mexican Peso               737,440           744,992          (7,552)
11/4/97              1,038,482  Polish Zloty               297,986           298,200            (214)
11/4/97             34,939,285  Spanish Peseta             240,182           241,377          (1,195)
Forward Foreign Currency Exchange Contracts to Sell:
                  Contracts to Deliver
                  -------------------------------
10/30/97               426,880  Brazilian Real            $387,210          $387,791         $   581
10/31/97               456,127  Brazilian Real             413,740           413,609            (131)
11/1/97            136,995,200  South Korean Won           141,964           141,744            (220)

                  See combined notes to financial statements.

                                   EVERGREEN
                              Global Leaders Fund



                            Schedule of Investments

                                October 31, 1997





   Shares                                               Value
COMMON STOCKS - 99.4%
                Belgium - 2.4%
                Healthcare Products &
                Services - 0.8%
         500    UCB SA  ........................      $  1,727,682
                                                      ------------
                Industrial Specialty Products &
                Services - 0.7%
      7,500 *   Barco NV   .....................         1,446,776
                                                      ------------
                Retailing & Wholesale - 0.9%
       3,500    Colruyt SA .....................         1,877,640
                                                      ------------
                Total Belgium ..................         5,052,098
                                                      ============
                Canada - 6.1%
                Automotive Equipment &
                Manufacturing - 1.4%
      44,600    Magna International, Inc. ......         2,938,025
                                                      ------------
                Chemical & Agricultural
                Products - 1.4%
     120,000    DuPont Canada, Inc. Cl. A ......         2,894,952
                                                      ------------
                Energy - 1.5%
  110,000 *     Canadian Natural Resources, Ltd...       3,200,057
                                                      ------------
                Industrial Specialty Products &
                Services - 1.8%
   200,000      Bombardier, Inc., Cl. B   ......         3,831,553
                                                      ------------
                Total Canada  ..................        12,864,587
                                                      ============
                Denmark - 1.1%
                Healthcare Products &
                Services - 1.1%
    30,000      Coloplast AS  ..................         2,220,018
                                                      ============
                France - 6.5%
                Automotive Equipment &
                Manufacturing - 0.9%
    30,000      BERTRAND FAURE   ...............         1,809,908
                Building, Construction &
                Furnishings - 1.7%
    25,000      LAPEYRE SA .....................         1,460,582
    19,320      Societe Technip  ...............         2,043,115
                                                      ------------
                                                         3,503,697
                                                      ============
                Food & Beverage Products - 0.8%
     3,500      Sodexho Alliance ...............         1,745,677
                                                      ------------
                Healthcare Products &
                Services - 0.9%
    17,000      Synthelabo .....................         2,001,127
                                                      ------------
                Retailing & Wholesale - 1.3%
     3,800      Carrefour SA  ..................         1,982,923
     8,050      Castorama Dubois Investisse  ...           838,738
                                                      ------------
                                                         2,821,661
                                                      ------------
                Textile & Apparel - 0.9%
    27,000      Hermes International   .........         1,820,829
                                                      ------------
                Total France  ..................        13,702,899
                                                      =============
                Germany - 10.2%
                Electrical Equipment &
                Services - 0.7%
     4,468      VEW AG  ........................         1,503,330
                                                      ------------


    Shares                                               Value
COMMON STOCKS - continued
                Germany - continued
                Food & Beverage Products - 1.1%
     5,000      Suedzucker AG ..................      $  2,407,472
                                                      ------------
                Healthcare Products &
                Services - 0.9%
    25,000      Altana AG  .....................         1,817,206
                                                      ------------
                Information Services &
                Technology - 2.0%
    15,000      SAP AG  ........................         4,302,994
                                                      ------------
                Textile & Apparel - 2.9%
    18,000      Adidas AG  .....................         2,605,291
     2,700      Hugo Boss AG  ..................         3,445,875
                                                      ------------
                Utilities - Electric - 2.6%
   126,300      RWE AG  ........................         5,480,473
                                                      ------------
                                                         6,051,166
                                                      ------------
                Total Germany ..................        21,562,641
                                                      ============
                Hong Kong - 4.3%
                Diversified Companies - 0.6%
 2,120,000      First Pacific Ltd.  ............         1,336,739
                                                      ------------
                Finance & Insurance - 0.5%
 1,135,000      National Mutual Asia Ltd. ......         1,027,614
                                                      ------------
                Real Estate - 1.2%
   176,000      Cheung Kong Holdings, Ltd.   ...         1,223,566
   152,400      Henderson China Holdings, Ltd.             163,606
   200,000      Henderson Land Development Co.,
                Ltd. ...........................         1,107,159
                                                      ------------
                                                         2,494,331
                                                      ------------
                Retailing & Wholesale - 0.3%
 1,500,000      Giordano International, Ltd. ...           552,933
                                                      ------------
                Telecommunication Services &
                Equipment - 1.0%
   106,000      Hong Kong Telecommunications, Ltd.
                ADS ..............................       2,033,875
                                                      ------------
                Utilities - 0.7%
   850,000      Hongkong & China Gas   .........         1,605,122
                                                      ------------
                Total Hong Kong  ...............         9,050,614
                                                      ============
                Italy - 3.7%
                Consumer Products &
                Services - 1.1%
   100,000      Industrie Natuzzi SpA ADS ......         2,237,500
                                                      ------------
                Healthcare Products &
                Services - 1.2%
    40,500      Luxottica Group SpA ADS  ..........      2,586,937
                                                      ------------
                Textile & Apparel - 1.4%
    99,100      Benetton Group SpA ADS .........         2,873,900
                                                      ------------
                Total Italy   ..................         7,698,337
                                                      ============
                Japan - 6.8%
                Consumer Products &
                Services - 2.6%
    63,000      Nintendo Co., Ltd.  ............         5,444,121
                                                      ------------

                                   EVERGREEN
                              Global Leaders Fund




                      Schedule of Investments (continued)

                                October 31, 1997




   Shares                                                      Value
COMMON STOCKS - continued
                  Japan - continued
                  Publishing, Broadcasting &
                  Entertainment - 0.1%
      50,000      Kyodo Printing Co. ..................      $    270,046
                                                             ------------
                  Retailing & Wholesale - 3.9%
     110,400      Seven-Eleven Japan Co., Ltd.   ......         8,255,920
                                                             ------------
                  Transportation - 0.2%
     100,000      Keisei Electric Railway  ............           378,064
                                                             ------------
                  Total Japan  ........................        14,348,151
                                                             ============
                  Malaysia - 1.1%
                  Automotive Equipment &
                  Manufacturing - 0.1%
     134,000      Perusahaan Otomobil Nasional Berhad...          321,584
                                                             ------------
                  .
                  Banks - 0.4%
     240,000      Commerce Asset Holding Berhad  ......           187,191
     115,000      Malayan Banking Berhad   ............           445,028
     155,000      RHB Capital Berhad ..................           130,193
                                                             ------------
                                                                  762,412
                                                             ------------
                  Building, Construction &
                  Furnishings - 0.2%
     157,000      United Engineers Ltd. Berhad   ......           372,071
                                                             ------------
                  Chemical & Agricultural
                  Products - 0.1%
      92,000      Malaysian Oxygen Berhad  ............           289,786
                                                             ------------
                  Finance & Insurance - 0.1%
     101,000      AMMB Holdings Berhad  ...............           165,127
                                                             ------------
                  Food & Beverage Products - 0.2%
      81,000      Nestle Malaysia Berhad   ............           410,649
                                                             ------------
                  Total Malaysia  .....................         2,321,629
                                                             ============
                  Netherlands - 5.2%
                  Energy - 0.6%
      20,000      IHC Caland NV   .....................         1,229,977
                                                             ------------
                  Food & Beverage Products - 1.3%
      20,000      CSM NV, Certificates  ...............           912,697
      15,000      CSM NV, Ordinary Shares  ............           684,522
      42,500      Nutricia Verenigde Bedrijven NV   ...         1,214,911
                                                             ------------
                                                                2,812,130
                                                             ------------
                  Information Services &
                  Technology - 0.8%
      49,200      Getronics NV ........................         1,624,373
                                                             ------------
                  Publishing, Broadcasting &
                  Entertainment - 2.5%
      14,000      Elsevier NV  ........................           219,933
      55,000      Elsevier NV ADS .....................         1,718,750
      70,000      VNU .................................         1,658,511
      14,550      Wolters Kluwer NV  ..................         1,786,619
                                                             ------------
                                                                5,383,813
                                                             ------------
                  Total Netherlands  ..................        11,050,293
                                                             ============
                  Norway - 2.7%
                  Food & Beverage Products - 1.6%
      35,000      Orkla ASA ...........................         3,225,413
                                                             ------------


    Shares                                                      Value
COMMON STOCKS - continued
                  Norway - continued
                  Publishing, Broadcasting &
                  Entertainment - 1.1%
     125,000      Schibsted ASA   .....................      $  2,346,863
                                                             ------------
                  Total Norway ........................         5,572,276
                                                             ============
                  Spain - 1.8%
                  Industrial Specialty Products &
                  Services - 0.6%
     115,000      Prosegur, CIA de Seguridad SA  ......         1,288,582
                                                             ------------
                  Utilities - Electric - 1.2%
     130,000      Empresa Nacional de Electricidad ADS          2,421,250
                                                             ------------
                  Total Spain  ........................         3,709,832
                                                             ============
                  Sweden - 2.1%
                  Healthcare Products &
                  Services - 1.3%
       6,933      Astra AB  ...........................           112,003
     168,000      Astra AB ADS ........................         2,677,500
                                                             ------------
                                                                2,789,503
                                                             ------------
                  Retailing & Wholesale - 0.8%
      41,000      Hennes & Mauritz Cl. B   ............         1,677,793
                                                             ------------
                  Total Sweden ........................         4,467,296
                                                             ============
                  Switzerland - 2.3%
                  Chemical & Agricultural
                  Products - 2.3%
      1,000 *     Ems-Chemie Holdings AG   ............         4,924,121
                                                             ------------
                  United Kingdom - 8.6%
                  Banks - 0.6%
     110,000      Lloyds TSB Group Plc  ...............         1,374,917
                                                             ------------
                  Building, Construction &
                  Furnishings - 0.5%
     125,800      Wolseley Plc ........................         1,048,446
                                                             ------------
                  Chemical & Agricultural
                  Products - 0.4%
      50,000      Burmah Castrol Plc ..................           859,847
                                                             ------------
                  Consumer Products &
                  Services - 0.6%
      80,000      Reckitt & Colman Plc  ...............         1,227,443
                                                             ------------
                  Finance & Insurance - 0.4%
      92,750      Legal & General Group Plc   .........           770,276
                                                             ------------
                  Healthcare Products &
                  Services - 1.3%
      56,200      SmithKline Beecham Plc - ADR   ......         2,676,525
                                                             ------------
                  Industrial Specialty Products &
                  Services - 1.9%
     100,000      Morgan Crucible Company Plc .........           813,709
     230,200      Rentokil Initial Plc  ...............           926,924
      50,000      Smiths Industries Plc ...............           725,628
      95,000      TI Group Plc ........................           872,640
                                                             ------------
     100,000      Williams Holdings Plc ...............           600,635
                                                             ------------
                                                                3,939,536
                                                             ------------
                  Publishing, Broadcasting &
                  Entertainment - 1.6%
      35,000      Carlton Communications Plc, ADS   ...         1,474,375
      95,400      Granada Group Plc  ..................         1,315,672

[GRAPHIC OMITTED]



                                   EVERGREEN
                              Global Leaders Fund
[GRAPHIC OMITTED]



                      Schedule of Investments (continued)

                                October 31, 1997




    Shares                                               Value
COMMON STOCKS - continued
                 United Kingdom - continued
     47,700      United News & Media Plc   ......      $    600,216
                                                       ------------
                                                          3,390,263
                                                       ------------
                 Retailing & Wholesale - 0.9%
     79,560      Argos Plc  .....................           847,610
     90,000      Next Plc   .....................         1,072,083
                                                       ------------
                                                          1,919,693
                                                       ------------
                 Telecommunication Services &
                 Equipment - 0.4%
     17,500      Vodafone Group Plc, ADR   ......           960,312
                                                       ------------
                 Total United Kingdom   .........        18,167,258
                                                       ------------
                 United States - 34.5%
                 Advertising & Related
                 Services - 0.9%
     35,800      Gannett Co., Inc.   ............         1,881,737
                                                       ------------
                 Banks - 0.7%
     44,000      Norwest Corp. ..................         1,410,750
                                                       ------------
                 Building, Construction &
                 Furnishings - 1.2%
     45,000      Home Depot, Inc. (The) .........         2,503,125
                                                       ------------
                 Capital Goods - 0.8%
     34,800      Deere & Co.   ..................         1,831,350
                                                       ------------
                 Chemical & Agricultural
                 Products - 2.3%
     57,800      Du Pont (E. I.) De Nemours & Co.         3,287,375
     37,500      Nalco Chemical Company .........         1,500,000
                                                       ------------
                                                          4,787,375
                                                       ------------
                 Consumer Products &
                 Services - 2.6%
     18,500      Avon Products, Inc. ............         1,211,750
     45,900      Callaway Golf Co.   ............         1,480,275
    43,250 *     CUC International, Inc.   ......         1,275,875
     37,700      Mattel, Inc.  ..................         1,465,587
                                                       ------------
                                                          5,433,487
                                                       ------------
                 Diversified Companies - 0.9%
     50,900      AlliedSignal, Inc.  ............         1,832,400
                                                       ------------
                 Electrical Equipment &
                 Services - 3.2%
     59,000      General Electric Co.   .........         3,809,187
     52,300      Sundstrand Corp. ...............         2,843,813
                                                       ------------
                                                          6,653,000
                                                       ------------
                 Energy - 0.8%
     40,000      Dresser Industries Inc.   ......         1,685,000
                                                       ------------
                 Finance & Insurance - 4.4%
     43,000      Fannie Mae .....................         2,082,812
     11,400      Marsh & McLennan Co., Inc.   ...           809,400
     74,850      MBNA Corp. .....................         1,969,491
     37,500      Schwab (Charles) & Co., Inc. ...         1,279,688
     10,000      SLM Holding Corp.   ............         1,403,750
     50,000      SunAmerica, Inc. ...............         1,796,875
                                                       ------------
                                                          9,342,016
                                                       ------------


    Shares                                                Value
COMMON STOCKS - continued
                 United States - continued
                 Food & Beverage Products - 0.5%
     18,400      Coca Cola Co. (The)  ............     $  1,039,600
                                                       ------------
                 Healthcare Products &
                 Services - 2.3%
     34,000      Merck & Co., Inc.   ............         3,034,500
     34,000      Schering-Plough Corp.  .........         1,906,125
                                                       ------------
                                                          4,940,625
                                                       ------------
                 Industrial Specialty Products &
                 Services - 0.5%
     15,000      Dover Corp.   ..................         1,012,500
                                                       ------------
                 Information Services &
                 Technology - 8.0%
    32,500 *     Cisco Systems, Inc. ............         2,666,016
     40,000      Compaq Computer Corp.  .........         2,550,000
     30,000      Computer Associates International,
                 Inc. ...........................         2,236,875
     31,200      Intel Corp.   ..................         2,402,400
    23,500 *     Microsoft Corp.  ...............         3,055,000
    60,000 *     Oracle Systems Corp.   .........         2,146,875
    43,000 *     Parametric Technology Corp.  ...         1,897,375
                                                       ------------
                                                         16,954,541
                                                       ------------
                 Leisure & Tourism - 3.0%
     40,000      Carnival, Corp. Cl. A  .........         1,940,000
     24,300      Disney Walt Co. (The)  .........         1,998,675
     34,300      Marriott International, Inc. ...         2,392,425
                                                       ------------
                                                          6,331,100
                                                       ------------
                 Retailing & Wholesale - 2.4%
     30,000      Gap, Inc.  .....................         1,595,625
    101,200      Wal-Mart Stores, Inc.  .........         3,554,650
                                                       ------------
                                                          5,150,275
                                                       ------------
                 Total United States ............        72,788,881
                                                       ============
                 Total Common Stocks
                 (Cost - $190,656,262)............      209,500,931
                                                       ============
PREFERRED STOCKS - 0.4%
                 Germany - 0.4%
                 Utilities-Electric - 0.4%
     25,000      RWE AG  ........................           902,077
                                                       ------------
                 Total Preferred Stocks
                 (Cost - $966,606)...............           902,077
                                                       ============
WARRANTS - 0.0%
                 Malaysia - 0.0%
                 Banks - 0.0%
    25,000 *     Commerce Asset Holding, Warrants @
                 7.45 MYR expire 3/16/2002 ......             4,050
                                                       ------------
                 Total Warrants
                 (Cost - $15,235) ...............             4,050
                                                       ============

                                   EVERGREEN
                              Global Leaders Fund



                      Schedule of Investments (continued)

                                October 31, 1997


 Principal
  Amount                                        Value
SHORT-TERM INVESTMENTS - 0.0%
            United States - 0.0%
  $80,000   Federal National Mortgage
            Association
            Discount Notes, 5.45%, 11/6/97    $     79,939
                                              ------------
            Total Short-Term Investments
            (Cost - $79,939)  ............          79,939
                                              ============
            Total Investments -
            (Cost $191,718,042)   99.8%        210,486,997
            Other Assets And
            Liabilities - Net ...  0.2%            338,436
                                  ----        ------------
            Net Assets  .........  100%       $210,825,433
                                  ====       =============



*  Non-income producing securities



Legend of Portfolio Abbreviations:
ADR   American Depository Receipts
ADS   American Depository Shares











                  See combined notes to financial statements.

                                   EVERGREEN
                         Global Real Estate Equity Fund




                            Schedule of Investments

                                October 31, 1997





    Shares                                                 Value
COMMON STOCKS - 99.6%
                  Argentina - 4.0%
      281,313     Inversiones y Representaciones SA ...   $  945,784
       14,668     Inversiones y Representaciones
                  SA, GDR   ........................         495,045
                                                          ----------
                  Total Argentina ..................       1,440,829
                                                          ==========
                  Belgium - 1.0%
        7,342     Bernheim-Comofi ..................         351,490
                                                          ==========
                  Canada - 4.4%
       25,000     Bentall Corp .....................         354,774
      30,000 *    Burcon Properties Ltd.   .........         319,296
       35,000     Canadian Hotel Income Properties...        238,408
     100,000 *    Gentra, Inc. .....................         350,516
       40,000     Monarch Development Corp.   ......         305,105
                                                          ----------
                  Total Canada   ..................        1,568,099
                                                          ==========
                  Denmark - 6.3%
      12,600 *    Nordicom AS  .....................         157,644
       20,525     Thorkild Kristensen   ............       1,675,447
       5,131 *    Thorkild Kristensen, New Shares...         418,841
                                                          ----------
                  Total Denmark   ..................       2,251,932
                                                          ==========
                  France - 14.2%
        6,576     Simco Registered Shares  .........         477,674
       20,000     Societe de Immeubles  ............       1,192,736
       51,078     Societe du Louvre  ...............       2,612,232
        8,450     Unibail   ........................         805,704
                                                          ----------
                  Total France .....................       5,088,346
                                                          ==========
                  Germany - 2.5%
       29,871     Kampa Haus AG   ..................         911,483
                                                          ==========
                  Hong Kong - 3.1%
    1,000,000     China Resources Beijing  .........         407,424
      200,000     New World Develelopment Co., Ltd....       703,615
                                                          ----------
                  Total Hong Kong ..................       1,111,039
                                                          ==========
                  Japan - 8.9%
          220     Chubu Sekiwa Real Estate, Ltd. ...           1,736
       52,000     Daibiru Corp.   ..................         557,374
      190,000     Diamond City Co., Ltd.   .........         757,790
      146,410     Kansai Sekiwa Real Estate Co.,
                  Ltd.   ...........................         727,488
       47,000     Tachihi Enterprise Co., Ltd ......       1,140,341
                                                          ----------
                  Total Japan  .....................       3,184,729
                                                          ==========
                  Malaysia - 0.3%
       39,200     IOI Properties Berhad
                  Warrants expiring 5/18/98 @ 2.75
                  MYR ..............................           8,349
      108,300     IOI Properties Berhad ............          85,769
                                                          ----------
                  Total Malaysia  ..................          94,118
                                                          ==========
                  Mexico - 4.4%
     930,000 *    Grupo Posadas, SA de CV, Class A
                  Shares ...........................         554,562


     Shares                                                 Value
COMMON STOCKS - continued
                  Mexico - continued
   1,930,000 *    Grupo Posadas, SA de CV, Class L
                  Shares ...........................      $1,035,778
                                                          ----------
                  Total Mexico .....................       1,590,340
                                                          ==========
                  Netherlands - 3.7%
       90,500     European City Estates NV .........       1,342,467
                                                          ==========
                  Norway - 3.2%
      65,000 *    Steen & Strom ASA  ...............       1,164,474
                                                          ==========
                  Philippines - 1.7%
   3,000,000 *    Filinvest Land, Inc.  ............         270,804
   1,000,000 *    Robinson's Land Corp. Class B  ...          41,749
  12,825,000 *    SM Development Corp.  ............         285,804
                                                          ----------
                  Total Philippines  ...............         598,357
                                                          ==========
                  Spain - 5.2%
      40,000 *    Inmobiliaria Urbis SA ............         340,964
     239,993 *    Sotogrande SA   ..................         494,933
      40,000     Vallehermoso SA ..................        1,017,392
                                                          ----------
                  Total Spain  .....................       1,853,289
                                                          ==========
                  Sweden - 4.7%
      49,800 *    Dioes (Anders) AB  ...............         295,878
     100,000 *    Castellum AB .....................         934,592
      62,000 *    NK Cityfastigheter AB ............         463,558
                                                          ----------
                  Total Sweden .....................       1,694,028
                                                          ==========
                  Thailand - 2.1%
        9,000     Dusit Thani Public Co., Ltd.   ...           6,362
      123,700     Hemaraj Land & Development Public
                  Co., Ltd. ........................         165,838
      400,000     Saha Pathana Inter-Holding Co. ...         567,946
      125,500     Sammakorn Public Co., Ltd.  ......          25,697
                                                          ----------
                  Total Thailand  ..................         765,843
                                                          ==========
                  United Kingdom - 4.7%
      275,000     Greycoat Plc .....................         942,371
    1,000,000     Hemingway Properties Plc .........         754,988
                                                          ----------
                  Total United Kingdom  ............       1,697,359
                                                          ==========
                  United States - 25.2%
       22,900 *   Alexander's, Inc. REIT   .........       2,003,750
       95,600     Continental Homes Holding Corp.          2,879,950
       10,000     Crescent Real Estate Equities, Inc...      360,000
       20,000 *   Crossmann Communities, Inc. ......         435,000
       10,000     Equity Office Properties Trust REIT        305,625
        9,800     Forest City Enterprises, Inc.  ...         565,950
       46,516     Horizon Group, Inc. REIT .........         619,244
      258,100 *   Presley Companies (The), Cl. A ...         274,231
       81,000     US Home Corp.,
                 *Warrants expiring 6/22/98 @ $20 ....     1,275,750
       39,000 *   Washington Homes, Inc.   .........         180,375

                                   EVERGREEN
                         Global Real Estate Equity Fund



                      Schedule of Investments (continued)

                                October 31, 1997


  Shares                                        Value
COMMON STOCKS - continued

            United States - continued
   10,000   Western Investment Real Estate
            Trust
            REIT  ........................    $   139,375
                                              -----------
            Total United States  .........      9,039,250
                                              ===========
            Total Investments -
            (cost $35,691,976)...  99.6%       35,747,472
            Other Assets and
            Liabilities - net ...   0.4%          143,128
                                  -----       -----------
            Net Assets -   ...... 100.0%      $35,890,600
                                  =====       ===========


* Non-income producing securities



Legend of Portfolio Abbreviations:
GDR   Global Depository Receipts

REIT  Real Estate Investment Trust






                  See combined notes to financial statements.

                                   EVERGREEN
                           International Equity Fund



                            Schedule of Investments

                                October 31, 1997





    Shares                              Value
COMMON STOCKS - 84.4%
                   Argentina - 2.5%
                   Energy - 1.7%
        4,000      YPF Sociedad
                   Anonima,........    $   127,277
      138,400      YPF Sociedad
                   Anonima, ADR ....     4,428,800
                                       -----------
                                         4,556,077
                                       -----------
                   Telecommunication
                   Services
                   & Equipment -
                   0.8%
       75,200      Telefonica de
                   Argentina, ADR....    2,115,000
                                       -----------

                   Total Argentina...    6,671,077
                                       ===========
                   Australia - 4.4%
                   Building,
                   Construction &
                   Furnishings -
                   0.2%
      241,500      Boral Ltd. ...          635,183
                                       -----------
                   Finance &
                   Insurance - 1.1%
      202,500      National
                   Australia Bank
                   Ltd............       2,769,839
                                       -----------


                   Food & Beverage
                   Products - 1.7%
    2,467,840      Burns Philp &
                   Co., Ltd.........     1,301,632
      244,596      Foodland
                   Associated Ltd.....   1,823,329
      440,900      Woolworths Ltd....    1,423,189
                                       -----------
                                         4,548,150
                                       -----------
                   Metals & Mining
                   - 0.6%
      733,700      Orogen Minerals
                   Ltd..........         1,599,521
                                       -----------

                   Publishing,
                   Broadcasting &
                   Entertainment -
                   0.2%
      124,500      News Corp., Ltd....     596,247
                                       -----------

                   Transportation -
                   0.6%
      862,200      Qantas Airways
                   Ltd. ...........      1,546,173
                                       -----------

                   Total Australia ...  11,695,113
                                       ===========
                   Austria - 1.8%
                   Engineering -
                   0.4%
       10,100      VAE
                   Eisenbahnsysteme
                   AG.............        990,563
                                       -----------


                   Information
                   Services &
                   Technology -
                   1.2%
       18,500      VA Technologie AG..   3,282,688
                                       -----------

                   Metal Products &
                   Services - 0.2%
        8,920      Boehler-Uddeholm
                   AG.................     639,585
                                       -----------

                   Total Austria ...     4,912,836
                                       ===========
                   Brazil - 1.5%
                   Food & Beverage
                   Products - 0.7%
       65,600      Panamerican
                   Beverages, Inc.
                   ADR, .........        2,033,600
                                       -----------


                   Telecommunicatio
                   Services &
                   Equipment - 0.5%
       13,000      Telecomunicacoes
                   Brasileiras SA
                   ("Telebras") ADR....  1,319,500
                                       -----------
                   Utilities - 0.3%
    3,844,900      Compania de
                   Saneamento
                   Basico
                   do Estado
                   ("SABESP")......        711,470
                                       -----------

                   Total Brazil ....     4,064,570
                                       ===========


     Shares                              Value
COMMON STOCKS - continued
                   China - 0.8%
                   Transportation -
                   0.8%
   6,733,800 *     Guangshen
                   Railway Co.,
                   Ltd...........      $ 2,090,296
                                       ===========
                   Denmark - 1.2%
                   Consumer
                   Products &
                   Services - 0.6%
       53,500      ISS
                   International
                   Service
                   System AS,
                   Series B.......       1,624,428
                                        ----------
                   Transportation -
                   0.6%
       96,700      SAS Danmark AS...     1,667,241
                                       -----------
                   Total Denmark...      3,291,669
                                       ===========
                   Finland - 2.1%
                   Diversified
                   Companies - 1.0%
       67,716      Huhtamaki Group ...   2,788,094
                                       -----------
                   Forest Products
                   - 0.6%
       69,300      UPM-Kymmene
                   Corp..........        1,541,861
                                       -----------

                   Machinery -
                   Diversified -
                   0.5%
       67,666      Rauma OY   ...        1,268,758
                                       -----------
                   Total Finland ...     5,598,713
                                       ===========
                   France - 8.2%
                   Automotive
                   Equipment &
                   Manufacturing -
                   0.8%
       33,850      BERTRAND FAURE ....   2,042,179
                                       -----------
                   Diversified
                   Companies - 0.4%
        8,000      Eaux Cie
                   Generale ........       933,386

          400      Marine-Wendel SA ...     46,045
                                       -----------
                                           979,431
                                       ===========
                   Finance &
                   Insurance - 3.8%
       52,650      AXA-UAP ......        3,605,383
      13,000 *     Banque Nationale
                   de Paris.........       574,698

       20,800      Societe Generale...   2,848,698
     123,600 *     Societe Generale
                   d'Enterprises SA..    3,167,005
                                       -----------

                                        10,195,784
                                       ===========
                   Healthcare
                   Products &
                   Services - 1.2%
       76,550      Rhone-Poulenc SA...   3,337,637
                                       -----------
                   Industrial
                   Specialty
                   Products &
                   Services - 1.8%
       96,900      Bouygues Offshore
                   SA, ADR.........      2,349,825

       16,970      Compagnie de
                   Saint Gobain .....    2,435,949
                                       -----------
                                         4,785,774
                                       ===========
                   Oil / Energy -
                   0.2%
        4,760      Total SA   ...          528,132
                                       -----------
                   Total France.....    21,868,937
                                       ===========
                   Germany - 4.0%
                   Automotive
                   Equipment &
                   Manufacturing -
                   0.6%
        1,963      Bayer Motoren
                   Werk AG ("BMW").....  1,420,038
                                       -----------

                   Finance &
                   Insurance - 0.5%
       21,300      Deutsche
                   Bank AG .........     1,393,804
                                       -----------

                                   EVERGREEN
                           International Equity Fund




                      Schedule of Investments (continued)

                                October 31, 1997




    Shares                                                     Value
COMMON STOCKS - continued
                  Germany - continued
                  Healthcare Products &
                  Services - 2.6%
     51,000 *     Fresenius Medical Care AG ............      $ 3,594,675
      86,300      Hoechst AG ...........................        3,284,186
                                                              -----------
                                                                6,878,861
                                                              -----------
                  Retailing & Wholesale - 0.3%
       3,200      AVA Allgemeine Handelsgesellschaft
                  der Verbraucher AG  ..................          816,800
                                                              -----------
                  Total Germany ........................       10,509,503
                                                              ===========
                  Hong Kong - 2.3%
                  Diversified Companies - 2.0%
     109,000      Cheung Kong (Holdings) Ltd.  .........          757,777
   3,930,793      First Pacific Company Ltd.   .........        2,478,512
    310,600 *     Jardine Matheson
                  Holdings Ltd. ........................        1,987,840
                                                              -----------
                                                                5,224,129
                                                              -----------
                  Finance & Insurance - 0.3%
     275,000      Wing Hang Bank Ltd  ..................          707,818
                                                              -----------
                  Real Estate - 0.0%
      41,170      Hongkong Land Holdings Ltd., ADR ...             93,868
      9,800 *     Hysan Development Co.  ...............              329
                                                              -----------
                                                                   94,197
                                                              -----------
                  Total Hong Kong  .....................        6,026,144
                                                              ===========
                  India - 2.2%
                  Automotive Equipment &
                  Manufacturing - 1.2%
     289,997      Tata Engineering & Locomotive
                  Co.,Ltd., GDR ........................        3,015,969
                                                              -----------
                  Finance & Insurance - 0.6%
      91,200      State Bank of India, GDR  ............        1,678,080
                                                              -----------
                  Metal Products & Services - 0.4%
      38,025      Hindalco Industries Ltd., GDR   ......        1,098,922
                                                              -----------
                  Total India   ........................        5,792,971
                                                              ===========
                  Indonesia - 1.3%
                  Building, Construction &
                  Furnishings - 0.6%
   1,536,000      PT Semen Gresik  .....................        1,491,262
                                                              -----------
                  Finance & Insurance - 0.7%
   1,033,500      PT Hanjaya Mandala Sampoerna .........        1,798,950
      25,500      PT Indosat ...........................           57,472
                                                              -----------
                                                                1,856,422
                                                              -----------
                  Total Indonesia  .....................        3,347,684
                                                              ===========
                  Ireland - 0.8%
                  Food & Beverage Products - 0.8%
     185,575      Kerry Group PLC  .....................        2,246,644
                                                              ===========
                  Israel - 0.4%
                  Telecommunication Services &
                  Equipment - 0.4%
     41,500 *     ECI Telecommunications Ltd.  .........        1,146,437
                                                              ===========


     Shares                                                     Value
COMMON STOCKS - continued
                  Italy - 2.9%
                  Diversified Companies - 0.0%
     12,200 *     Grassetto SpA ........................      $       732
                                                              -----------
                  Energy - 1.0%
     476,600      ENI SpA ..............................        2,679,995
                                                              -----------
                  Finance & Insurance - 0.5%
     891,200      Parmalat Finanziara SpA   ............        1,237,047
                                                              -----------
                  Other - 0.6%
      77,000      Assicruz Generali   ..................        1,721,471
                                                              -----------
                  Telecommunication Services &
                  Equipment - 0.8%
     328,000      Telecom Italia SpA  ..................        2,055,570
                                                              -----------
                  Total Italy   ........................        7,694,815
                                                              ===========
                  Japan - 18.5%
                  Automotive Equipment &
                  Manufacturing - 0.2%
     200,000      Isuzu Motors Ltd.   ..................          468,633
                                                              -----------
                  Business Equipment &
                  Services - 1.0%
     235,000      Fujitsu Ltd.  ........................        2,577,482
                                                              -----------
                  Chemical & Agricultural
                  Products - 0.5%
     250,000      Toray Industries, Inc. ...............        1,391,774
                                                              -----------
                  Communication Systems &
                  Services - 0.8%
       6,000      Nippon Television Network ............        2,133,776
                                                              -----------
                  Electrical Equipment &
                  Services - 4.9%
     300,000      Fujikura Ltd. ........................        2,056,502
     309,000      Matsushita Electric Works Ltd.  ......        2,798,587
     227,000      NEC Corp.  ...........................        2,489,738
      29,000      Rohm Co. Ltd. ........................        2,867,470
      52,000      Tokyo Electron Ltd. ..................        2,592,439
      25,000      Yokogawa Electric Corp.   ............          158,911
                                                              -----------
                                                               12,963,647
                                                              -----------
                  Finance & Insurance - 4.7%
     230,000      Fuji Bank Ltd.   .....................        1,987,536
      80,000      Japan Asia Investment Co., Ltd. ......          245,949
     156,000      Nomura Securities International Inc...        1,814,707
      50,100      Orix Corp. ...........................        3,421,870
       9,500      Shohkoh Fund & Co. Ltd.   ............        2,762,775
     210,000      Sumitomo Bank Ltd.  ..................        2,233,486
                                                              -----------
                                                               12,466,323
                                                              -----------
                  Food & Beverage
                  Products - 0.2%
      55,000      Mycal Corp.   ........................          525,550
                                                              -----------
                  Healthcare Products &
                  Services - 2.0%
      75,000      Sankyo Co. Ltd.   ....................        2,474,034
     115,000      Yamanouchi Pharmaceutical Co. Ltd.....        2,828,417
                                                              -----------
                                                                5,302,451
                                                              -----------
                  Manufacturing - Distributing - 0.2%
      40,400      Fujitsu Denso  .........................       631,093
                                                              -----------

                                   EVERGREEN
                           International Equity Fund




                      Schedule of Investments (continued)

                                October 31, 1997




    Shares                                                Value
COMMON STOCKS - continued
                Japan - continued
                Real Estate - 0.7%
    45,000      Hankyu Realty Co.   ...............      $   292,023
    45,500      Meiwa Estate Co., Ltd. ............          536,851
    48,000      Mitsubishi Estate Co., Ltd.  ......          606,232
    43,000      Mitsui Fudosan Co.  ...............          485,916
                                                         -----------
                                                           1,921,022
                                                         -----------
                Retailing & Wholesale - 2.8%
    53,000      Jusco Co. Ltd.   ..................        1,184,628
   210,000      Kao Corp.  ........................        2,931,450
    40,000      Sony Corp. ........................        3,320,316
                                                         -----------
                                                           7,436,394
                                                         -----------
                Telecommunication Services &
                Equipment - 0.5%
      150 *     DDI Corp.  ........................          501,039
    70,000      Sumitomo Electric Industries ......          924,802
                                                         -----------
                                                           1,425,841
                                                         -----------
                Total Japan   .....................       49,243,986
                                                         ===========
                Korea - 1.2%
                Building, Construction &
                Furnishings - 0.2%
    42,200      LG Construction Co  ...............          371,710
                                                         -----------
                Electrical Equipment &
                Services - 0.0%
     2,600      Samsung Electronic  ...............          102,114
                                                         -----------
                Finance & Insurance - 0.2%
    50,800      Housing & Commercial Bank, Korea....         438,404
       625      Kookmin Bank  .....................            5,052
    21,900      Ssangyong Investment &
                Securities Co. Ltd. ...............          121,414
                                                         -----------
                                                             564,870
                                                         -----------
                Oil / Energy - 0.8%
   152,400      Yukong Ltd.   .....................        2,053,057
                                                         -----------
                Total Korea   .....................        3,091,751
                                                        =-----------
                Mexico - 0.8%
                Diversified Companies - 0.8%
   277,220      Alfa SA de CV .....................        2,023,359
                                                         -----------
                Netherlands - 3.4%
                Electrical Equipment &
                Services - 3.4%
   30,900 *     ASM Lithography Holding N.V. ......        2,263,425
    85,550      Philips Electronics N.V.  .........        6,697,708
                                                         -----------
                                                           8,961,133
                                                         -----------
                Total Netherlands   ...............        8,961,133
                                                         ===========
                New Zealand - 3.2%
                Building, Construction &
                Furnishings - 0.8%
   743,800      Fletcher Challenge Building, ADR           2,246,166
                                                         -----------
                Diversified Companies - 1.0%
 2,683,090      Fletcher Challenge Forests   ......        2,589,470
                                                         -----------
                Finance & Insurance - 1.1%
 3,711,700      Brierley Investments Ltd. .........        2,865,751
                                                         -----------


    Shares                                                 Value
COMMON STOCKS - continued
                New Zealand - continued
                Forest Products - 0.3%
   345,350      Carter Holt Harvey Ltd.   .........      $   602,090
   132,850      Fletcher Challenge Paper  .........          218,378
                                                         -----------
                                                             820,468
                                                         -----------
                Total New Zealand   ...............        8,521,855
                                                         ===========
                Norway - 1.7%
                Energy - 1.2%
   111,800      Smedvig ASA   .....................        3,300,771
     2,300      Smedvig ASA, ADR ..................           66,988
                                                         -----------
                                                           3,367,759
                                                         -----------
                Transportation - 0.5%
    73,500      SAS Norge ASA .....................        1,243,013
                                                         -----------
                Total Norway  .....................        4,610,772
                                                         ===========
                Pakistan - 0.0%
                Energy - 0.0%
   38,000 *     Hub Power Co., Ltd. ...............           50,775
   29,925 *     Sui Southern Gas Co., Ltd .........           20,128
                                                         -----------
                                                              70,903
                                                         -----------
                Telecommunication Services &
                Equipment - 0.0%
   44,500 *     Pakistan Telecommunications Corp. ...         37,466
                                                         -----------
                Total Pakistan   ..................          108,369
                                                         ===========
                Philippines - 0.4%
                Telecommunication Services &
                Equipment - 0.4%
   22,500 *     Millicom International Cellular
                SA,GDR  ...........................          945,000
                                                         -----------
                Portugal - 1.9%
                Building, Construction &
                Furnishings - 1.9%
   139,800      Cimpor-Cimentos de Portugal SA  ...        3,537,731
    82,100      Mota e Companhia S.A.  ............        1,377,282
                                                         -----------
                                                           4,915,013
                                                         -----------
                Total Portugal   ..................        4,915,013
                                                         ===========
                Singapore - 1.6%
                Finance & Insurance - 1.3%
   304,300      Development Bank of Singapore
                Ltd................................        2,840,133
   320,000      Keppel Bank   .....................          522,159
                                                         -----------
                                                           3,362,292
                                                         -----------
                Real Estate - 0.3%
   525,600      DBS Land Ltd. .....................          894,354
                                                         -----------
                Total Singapore  ..................        4,256,646
                                                         ===========
                South Africa - 0.4%
                Diversified Companies - 0.4%
    48,600      De Beers Centenary  ...............        1,159,331
                                                         -----------

                                   EVERGREEN
                           International Equity Fund




                      Schedule of Investments (continued)

                                October 31, 1997




    Shares                           Value
COMMON STOCKS - continued
                  Sweden - 2.4%
                  Electrical
                  Equipment &
                  Services -
                  2.4%
    196,900       AAB, Series B... $  2,273,976
     49,900       Electrolux
                  AB, Series B ...    4,130,629
                                   ------------

                                      6,404,605
                                   ------------
                  Total Sweden        6,404,605
                                   ============
                  Switzerland - 2.8%
                  Diversified
                  Companies -
                  1.0%
    21,000 *      Oerlikon Buhrle
                  Holding AG          2,684,521
                                   ------------
                  Finance &
                  Insurance -
                  1.2%
      2,205       Julius Baer
                  Holding AG.....     3,291,162
                                   ------------
                  Retailing &
                  Wholesale -
                  0.6%
    11,404 *      Tag Heuer
                  International
                  SA........         1,303,081


    12,600 *      Tag Heuer
                  International SA,
                  ADR.......           144,900
                                   ------------


                                      1,447,981
                                   ------------
                  Total
                  Switzerland.....    7,423,664
                                   ============
                  Thailand - 0.3%
                  Building,
                  Construction &
                  Furnishings - 0.1%
     30,900       Siam Cement
                  Public Co.,
                  Ltd.............      257,594
                                   ------------
                  Finance &
                  Insurance -
                  0.2%
      2,700       Bangkok Bank
                  Public Co.,
                  Ltd...........          7,174
    657,400       IND Finance
                  Thailand ....         544,829

    154,200       Thai Military
                  Bank Public
                  Co., Ltd........      60,139
                                   ------------
                                       612,142
                                   ------------
                  Manufacturing -
                  Distributing - 0.0%
     1,420 *      One Holding
                  Public Co., Ltd.            0
                                   ------------
                  Real Estate - 0.0%
      3,941       Land & House
                  Public Co.,
                  Ltd.
                  Foreign
                  Shares.......           3,362
                                   ------------

                  Telecommunication
                  Services &
                  Equipment - 0.0%
      9,400       Jasmine
                  International
                  Public Co.,Ltd....      4,926
                                   ------------



                  Total Thailand..      878,024
                                   ============
                  United
                  Kingdom - 9.4
                  Automotive
                  Equipment &
                  Manufacturing - 0.9%
    692,600       Rolls-Royce PLC...  2,486,702
                                   ------------
                  Building,
                  Construction &
                  Furnishings - 1.4%
   327,775 *      Hanson PLC...       1,677,271
    804,400       Pilkington PLC ...  2,024,374
                                   ------------

                                      3,701,645
                                   ------------
                  Chemical &
                  Agricultural
                  Products - 1.3%
    225,500       Imperial
                  Chemical
                  Industries  PLC...  3,329,329
                                   ------------



                  Diversified
                  Companies - 1.2%
    823,400       Cookson Group
                  PLC............     3,315,505
                                   ------------

                  Healthcare
                  Products &
                  Services - 1.0%
    32,800 *
                  Biocompatible
                  International
                  PLC ...........       313,673


    Shares                            Value
COMMON STOCKS - continued
                  United Kingdom - continued
    652,800       Medeva PLC ...   $  2,267,138
                                   ------------
                                      2,580,811
                                   ------------
                  Leisure &
                  Tourism - 0.6%
    616,992       Thistle
                  Hotels PLC...       1,573,442
                                   ============
                  Other - 1.5%
    672,491       Williams
                  Holdings PLC..      4,039,215

                  Telecommunication
                  Services &
                  Equipment - 1.5%
1,008,800 *       Orange PLC.....     3,854,703
                                   ------------
                  Total United
                  Kingdom.........   24,881,352
                                   ============
                  Total Common
                  Stocks (Cost
                  $231,622,099)...  224,382,269
                                   ============

PREFERRED STOCKS - 0.3%
                  Australia - 0.3%
                  Publishing,
                  Broadcasting &
                  Entertainment - 0.3%
   148,050        News Corp. Ltd....    656,973
                                   ------------

                  Total
                  Preferred
                  Stocks (Cost
                  $699,357).......      656,973
                                   ============

WARRANTS - 0.0%
                  France - 0.0%
                  Diversified
                  Companies - 0.0%
    25,300        Eaux
                  Cie Generale ....      13,377
                                   ------------

                  Healthcare
                  Products &
                  Services - 0.0%
    32,000        Rhone-
                  Poulenc  SA ....      104,018
                                   ------------

                  Total France...       117,395
                                   ============
                  Total Warrants
                  (Cost $5,391)...      117,395
                                   ============
CALL OPTION PURCHASED - 0.0%
                  Singapore - 0.3%
                  Finance &
                  Insurance - 0.0%
      387 *       DBS 50 Index,
                  expires
                  2/26/98..............                0
                                              ------------
                  Total Call
                  Option
                  Purchased
                  (Cost  $17,000).......               0
                                               ==========



   Principal
    Amount                                         Value
CONVERTIBLE CORPORATE BONDS - 1.2%
                   China - 0.5%
                   Automotive Equipment &
                   Manufacturing - 0.5%
  $1,166,000       Qingling Motors Co., 3.50%,
                   1/22/2002 ...............     1,171,830
                                                 ---------
                   Korea - 0.4%
                   Electrical Equipment &
                   Services - 0.4%
1,160,000          Samsung Electronics, .25%,
                   12/31/2006   ............     1,102,000
                                                 ---------

                                   EVERGREEN
                           International Equity Fund




                      Schedule of Investments (continued)

                                October 31, 1997




  Principal
   Amount                                      Value
CONVERTIBLE CORPORATE BONDS - continued
               Thailand - 0.3%
               Finance & Insurance - 0.3%
   $1,580,000  Bangkok Bank Public Co.,
               Ltd.,
               3.25%, 3/3/2004  .........    $    845,300
                                             ------------
               Total Corporate Bonds
               (Cost $3,927,050).........       3,119,130
                                             ============


  Principal
   Amount                                       Value
REPURCHASE AGREEMENT - 14.0%
               United States - 14.0%
               Repurchase Agreement - 14.0%
  $37,179,000  State Street Bank & Trust
               Co.,
               purchased 10/31/97, 5.55%,
               maturing 11/3/97, maturity
               value
               $37,184,732 (a) (cost,
               $37,179,000)...........       $ 37,179,000
                                             ------------


               Total Short-Term Investments
               (Cost - $37,179,000)......      37,179,000
                                            =============

               Total Investments -
               (Cost $273,449,897)...99.9%    265,454,767

               Other Assets and
                Liabilities - Net... 0.1%        313,326
                                    -----    ------------

               Net Assets .........  100%    $265,768,093
                                    =====   ==============

*  Non-income producing securities
** Securities that may be resold to "qualified institutional buyers"under Rule
   144A of the Securities Act of 1933. These securities have been determined to be liquid under guidelines established by the Board of Directors.
(a) Repurchase agreements are fully collaterallized by U.S. government and/or agency obligations based on market prices plus accrued interest at October 31, 1997.



Legend of Portfolio Abbreviations:
ADR   American Depository Receipts
GDR   Global Depository Receipts


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

   Forward Foreign Currency Exchange Contracts to Buy:
                                                                                                    Unrealized
                                                              U.S. $ Value at     In Exchange      Appreciation
Exchange Date               Contracts to Receive           October 31, 1997      for U.S. $     (Depreciation)
---------------   ---------------------------------------- ------------------   -------------   ---------------
11/3/97                    1,767  Australian Dollar             $     1,243        $     1,233      $       10
11/5/97                   26,691  Australian Dollar                  18,771             18,831             (60)
11/6/97                   49,948  Australian Dollar                  35,126             35,029              97
11/3/97                  161,785  British Pound Sterling            271,434            271,426               8
11/5/97                   48,434  British Pound Sterling             81,261             80,808             453
11/5/97                  803,126  British Pound Sterling          1,347,446          1,344,915           2,531
11/4/97                2,205,286  Finnish Markka                    426,287            425,723             564
11/28/97               4,561,896  French Franc                      790,863            790,856               7
11/4/97                8,416,000  French Franc                    1,459,021          1,409,243          49,778
11/28/97                 795,765  French Franc                      137,956            138,766            (810)
12/12/97              41,500,000  French Franc                    7,212,675          7,128,772          83,903
11/4/97                  288,979  German Marks                      167,641            167,515             126
11/3/97                1,913,696  Hong Kong Dollar                  247,519            247,439              80
11/6/97              274,293,016  Indonesian Rupiah                  76,087             76,193            (106)
11/4/97                  399,748  Irish Pound                       601,181            594,985           6,196
11/4/97            2,307,200,000  Italian Lira                    1,362,788          1,367,635          (4,847)
Forward Foreign Currency Exchange Contracts to Sell:
                  Contracts to Deliver
                  ---------------------------------------
11/4/97                  110,129  British Pound Sterling        $   184,769        $   183,486      $   (1,283)
11/28/97              12,088,909  French Franc                    2,095,767          2,077,275         (18,492)
12/12/97              41,500,000  French Franc                    7,212,675          6,772,083        (440,592)
11/5/97              131,292,334  Japanese Yen                    1,090,921          1,091,374             453
11/28/97           4,071,510,000  Japanese Yen                   33,966,366         35,159,844       1,193,478
11/28/97             593,440,000  Japanese Yen                    4,950,743          5,046,859          96,116
11/28/97             341,000,000  Japanese Yen                    2,844,775          2,897,565          52,790
10/31/97              76,401,078  South Korean Won                   79,172             79,106             (66)

                  See combined notes to financial statements.

[GRAPHIC OMITTED]



                                   EVERGREEN
                               Latin America Fund
[GRAPHIC OMITTED]



                            Schedule of Investments

                                October 31, 1997





    Shares                                 Value
COMMON STOCKS - 62.9%
                   Argentina - 5.7%
                   Diversified
                   Companies - 0.6%
   146,483 *       CEI Citicorp
                   Holdings S.A.,
                   Class B.......         $   586,287
                                          -----------


                   Finance & Insurance
                   - 0.8%
    51,440 *       Banco Bansud
                   S.A., Class B.......       458,093
    13,400         Banco de Galicia y
                   Buenos Aires
                   S.A. de C.V., ADR ....     325,369
                                           -----------
                                              783,462
                                          ------------
                   Iron & Steel - 0.7%
   314,535         Siderca S.A.  ...          771,077
                                          -----------
                   Oil/Energy - 3.2%
   158,079 *       Perez Compancia
                   S.A., Class B......        990,173
    68,925         YPF Sociedad
                   Anonima, ADR ......      2,205,600
                                         -------------

                                            3,195,773
                                         ------------
                   Telecommunication
                   Services &
                   Equipment - 0.4%
    15,200         Telecom Argentina
                   S.A., ADR .........        384,750
                                         ------------

                   Total Argentina.....     5,721,349
                                        =============
                   Brazil - 16.8%
                   Food & Beverage
                   Products -  0.7%
    21,600         Panamerican Beverages,
                   Inc., ADR......            669,600
                                           -----------


                   Telecommunication
                   Services &
                   Equipment - 9.0%
   110,700 *       Compania
                   Riograndense de
                   Telecommunica,
                   Receipts**......            85,351
 9,668,700         Telecomunicacoes
                   Brasileiras S.A.
                   ("Telebras")  ...          859,391
    56,950         Telecomunicacoes
                   Brasileiras S.A.
                   ("Telebras") ADR ....    5,780,425
 1,421,700         Telecomunicacoes de
                   Parana S.A.......          747,945
    69,344         Telecomunicacoes de
                   Parana S.A.,
                   Rights  .........                0
 7,083,567 *       Telecomunicacoes de
                   Sao Paulo S.A........    1,509,944
   264,483         Telesponsora
                   Telefonos de Sao
                   Paulo, Rights ...              240
                                          -----------
                                            8,983,296
                                          -----------
                   Utilities - 7.1%
 6,000,000 *       Companhia de
                   Eletricidade do
                   Estado
                   da Bahia ("COELBA") .....  326,545

 3,432,100         Companhia de
                   Saneamento Basico do
                   Estado ("SABESP")...       635,084
50,000,000         Companhia
                   Paranaense de
                   Energia-Copel ...          585,061
    34,000         Companhia
                   Paranaense de
                   Energia-Copel, ADR ....    405,875
 5,300,000         Companhia Paulista
                   de Forca e Luz             776,359
 8,948,400         Eletrobras S.A.....      3,611,990
 2,859,500         Light Participacoes
                   S.A. ............          731,443
                                          -----------

                                            7,072,357
                                         ------------
                   Total Brazil  ...       16,725,253
                                          ===========
                   Chile - 2.3%
                   Chemical &
                   Agricultural
                   Products - 0.5%
    10,600         Sociedad Quimica y
                   Minera de Chile
                   S.A., ADR  ......          549,875
                                          -----------


    Shares                                  Value
COMMON STOCKS - continued
                   Chile - continued
                   Industrial
                   Specialty Products &
                   Services - 0.3%
   159,968         Madeco S.A.   ...      $   333,622
                                          -----------
                   Paper & Packaging -
                   0.3%
    33,918         Empresas CMPC S.A.         341,632
                                          -----------
                   Retailing &
                   Wholesale - 0.4%
    19,200         Santa Isabel
                   S.A., ADR ............     355,200
                                          -----------
                   Telecommunication
                   Services &
                   Equipment - 0.6%
    20,200         Compania de Telecom
                   de Chile S.A........       560,550
                                          -----------

                   Utilities - 0.2%
   502,462         Chilgener S.A.....         198,865
                                         ------------
                   Total Chile   ...        2,339,744
                                          ===========
                   Colombia - 1.2%
                   Food & Beverage
                   Products - 1.2%
   110,952         Bavaria .........        1,172,013
                                          ===========
                   Mexico - 30.1%
                   Building,
                   Construction &
                   Furnishings - 3.8%
   119,300 *       Bufete Industrial ...      583,339
   314,100         Cemex S.A. de C.V. ...   1,378,519
    71,700 *       Corp. Geo S.A. de
                   C.V., Series B......       386,504
    58,600         Empresas ICA
                   Sociedad
                   Controladora
                   S.A. de C.V., ADR.....     780,113
    34,400 *       Tubos de Accro de
                   Mexico
                   S.A., ADR. ......          694,450
                                          ------------
                                            3,822,925
                                          ------------
                   Diversified
                   Companies - 6.4%
   138,900         ALFA S.A. de C.V. ...... 1,013,796
    74,416         Cifra S.A. de C.V.,
                   Class A ..............     136,496
   233,663         Cifra S.A. de C.V.,
                   Class B.................   464,818
   287,000         Cifra S.A. de C.V.,
                   Class C  .....             496,303
    64,356         Desc S.A. de C.V.,
                   ADR ............         2,180,060

   327,500         Grupo Carso S.A.
                   de  C.V...........       2,073,971
                                          -----------
                                            6,365,444
                                          -----------

                   Finance & Insurance - 2.6%
   601,000         Grupo Finance
                   Banamex Accival
                   S.A. de C.V.,
                   Series B.............    1,189,815
 1,440,000         Grupo Financiero
                   Bancomer S.A. de
                   C.V., Class B ...          678,354
   499,750         Grupo Financiero
                   Banorte S.A. de
                   C.V., Class B ...          685,406
                                          -----------
                                            2,553,575
                                          ------------

                   Food & Beverage
                   Products -  4.5%
   214,700         Fomento Economico
                   Mexicano, ("FEMSA")
                   Series B   ......        1,510,710
   234,130         GPO Industries
                   Bimbo................    1,761,908
   769,300         Grupo Industrial
                   Maseca, Class B.......     743,152
   219,421         Tablex S.A. de C.V.....    473,646
                                           -----------
                                            4,489,416
                                          ------------

                   Healthcare Products
                   & Services - 0.5%
    90,000         Grupo Casa Autrey
                   S.A. de C.V. ............  161,002

                                   EVERGREEN
                               Latin America Fund



                      Schedule of Investments (continued)

                                October 31, 1997




    Shares                                   Value
COMMON STOCKS - continued
                    Mexico - continued
        18,800      Grupo Casa Autrey
                    S.A. de C.V., A.....  $     321,950
                                            -----------
                                                482,952
                                            ------------
                    Industrial Specialty
                    Products &
                    Services - 1.2%
       190,700      Hylsamex S.A. de
                    C.V., Series B.....       1,228,122
                                            -----------
                    Metals & Mining - 1.6%
       243,000      Industrias Penoles
                    S.A. de C.V..........       963,596
        88,000      Sanluis Corp
                    S.A. de C.V.....            680,071
                                            ------------
                                              1,643,667
                                            -------------

                    Machinery -
                    Diversified -  0.3%
        50,000 *    Industrias CH S.A.,
                    Class B......               256,410
                                           --------------

                    Manufacturing -
                    Distributing -
                    1.1%
     1,496,000 *    Empaques Ponderosa
                    S.A. de C.V.,
                    Class B  .........        1,124,007
                                            -----------
                    Paper & Packaging -
                    1.5%
       352,000      Kimberly-Clark de
                    Mexico S.A. de
                    C.V., Class A  ...        1,544,854
                                            -------------
                    Publishing,
                    Broadcasting &
                    Entertainment - 0.7%
        23,000 *    Grupo Televisa S.A.,
                    ADR .......                 713,000
                                             -----------
                    Retailing &
                    Wholesale - 1.0%
       290,000      Organiz Soriana....         964,937
                                            -------------
                    Telecommunication
                    Services &
                    Equipment - 4.2%
        96,750      Telefonos de Mexico
                    S.A., ("Telmex")
                    ADR   ............        4,184,437
                                            ------------
                    Utilities - 0.7%
        34,700      Empresa Nacional de
                    Electric, ADR .....         698,338
                                            ------------
                    Total Mexico......       30,072,084
                                            =============
                    Peru - 1.5%
                    Metals & Mining -
                    1.5%
       172,742      Minas Buenaventura....    1,501,551
                                            ==============

                    Venezuela - 5.3%
                    Building,
                    Construction &
                    Furnishings -  0.6%
       218,153      Corporacion
                    Venezolana De
                    Cementos,
                    Series 1 .........          441,327
       101,579      Corporacion
                    Venezolana De
                    Cementos,
                    Series 2 .........          203,663
                                            ------------
                                                644,990
                                            ------------
                    Diversified
                    Companies -  0.7%
     3,643,814      Mavesa S.A. ......          657,517
                                            ------------
                    Finance & Insurance
                    - 2.1%
     1,030,900      Banco Provincial
                    S.A. ....                 2,056,591
                                            ------------
                    Utilities - 1.9%
     1,480,266      Electricidad
                    Caracas de.........       1,943,970
                                           -------------
                    Total Venezuela           5,303,068
                                           =============
                    Total Common Stocks
                    (Cost - $63,497,912)     62,835,062
                                          ==============


     Shares                                   Value
PREFERRED STOCKS - 21.8%
                    Brazil - 21.8%
                    Aerospace & Defense
                    - 1.0%
    75,207,347 *    Empresa Brasileira
                    de Aeronautica.....     $ 1,016,454
                                            ------------
                    Automotive
                    Equipment &
                    Manufacturing - 0.7%
        58,000 *    Companhia
                    Fabricadora de Pecas...     368,271

     5,530,000 *    Freios Varga S.A. ....      310,998
                                            ------------
                                                679,269
                                            ------------
                    Chemical &
                    Agricultural
                    Products - 0.1%
     3,480,000      Manah S.A. ......            85,228
                                            ------------
                    Finance &
                    Insurance - 2.1%
   107,473,500      Banco Bradesco S.A. ...     799,386
     1,320,000      Banco Itau S.A. ....        532,813
    30,600,000      Uniao de Bancos
                    Brasileiros S.A. ....       776,623
                                            -----------
                                              2,108,822
                                            -----------
                    Food & Beverage
                    Products - 0.3%
       409,600      Sadia Concordia ...         297,229
                                            -----------
                    Iron & Steel - 4.1%
   291,100,000      Companhia de Acos
                    Especiais Itabir ...        435,680
       190,500      Vale do Rio Doce
                    Navegacao S.A. ...        3,680,575
                                           ------------
                                              4,116,255
                                           ------------
                    Metals &
                    Mining - 1.2%
    24,460,000 *    Caemi Mineracao E
                    Metalurgia S.A. ....      1,187,002
                                          -------------
                    Machinery -
                    Diversified -  0.7%
   373,700,000 *    Inepar S.A.
                    Industria e
                    Construcoes .....           633,878
                                          --------------

                    Oil / Energy -  3.1%
    16,588,800 *    Petroleo Brasileiro
                    S.A. ....                 3,084,679
                                         ---------------
                    Telecommunication
                    Services &
                    Equipment -  6.9%
     3,110,200      Companhia
                    Riograndense de
                    Telecomunicacoes ...      2,397,995
    13,900,000 *    Ericsson Telecom S.A ...    409,769
     5,681,500      Telecomunicacoes de
                    Minas Gerais ....           711,186
       150,226      Telecomunicacoes de
                    Minas Gerais,
                    Rights   .........           13,627
       380,684      Telecomunicacoes de
                    Parana S.A.  ...            198,548
        40,317      Telecomunicacoes de
                    Parana S.A., Rights ....          0
    12,332,921      Telecomunicacoes de
                    Rio de Janeiro S.A......  1,174,617
       478,196      Telecomunicacoes de
                    Rio de Janiero
                    S.A., Rights   ...            6,506
     7,550,860 *    Telecomunicacoes de
                    Sao Paulo ....            1,972,559
       233,256      Telesponsora Telefonos
                    de Sao Paulo,
                    Rights  ......                  212
                                            -----------
                                              6,885,019
                                           ------------
                    Utilities -  1.6%
   121,000,000 *    Companhia Energetica
                    Ceara ....                  439,022
    29,690,700      Companhia Energetica
                    de Minas Gerais   ...     1,184,989
        19,176      Companhia Paulista
                    De Forca e Luz ....           2,696
                                          --------------
                                              1,626,707
                                           --------------
                    Total Brazil   ...       21,720,542
                                           ===============
                    Total Preferred
                    Stocks
                    (Cost - $26,813,252) ... 21,720,542
                                          =================

[GRAPHIC OMITTED]



                                   EVERGREEN
                               Latin America Fund
[GRAPHIC OMITTED]



                      Schedule of Investments (continued)

                                October 31, 1997


  Shares                               Value
CONVERTIBLE DEBENTURES - 0.0%
                Brazil - 0.0%
                Iron & Steel -  0.0%
     207,800 *  Vale do Rio Doce
                Navagacao S.A. ** ...  $     19
                                      -----------
                Total Convertible
                Debentures
                (Cost - $0)  ......          19
                                      ===========
CORPORATE BONDS - 0.0%
                Brazil - 0.0%
                Diversified
                Companies - 0.0%
     200,000 *  Mesbla S.A 13.25%,
                11/1/96** (b) ....       31,700
                                      -----------

                Total Corporate Bonds
                (Cost - $214,460)        31,700
                                     ===========

PUT OPTION PURCHASED - 0.2%
                Brazil - 0.2%
                Options -  0.2%
  33,000,000    Brazilian Real,
                strike price 1.2,
                expires 12/1/97 ...     196,656
                                      ----------
                Total Put Option
                Purchased
                (Cost - $196,300) ...   196,656
                                      ===========


  Principal
  Amount                                             Value
REPURCHASE AGREEMENT - 16.0%
              United States - 16.0%
              Repurchase Agreement - 16.0%
$15,975,000   Keystone Joint Repurchase
              Agreement, Investments in repurchase
              agreements, in a joint trading
              account purchased 10/31/97, 5.73%,
              maturity value $15,982,524 (a) (cost,
              $15,975,000).....................    $ 15,975,000
                                                   -------------
              Total Repurchase Agreement
              (Cost - $15,975,000) ............      15,975,000
                                                  ==============
              Total Investments -
               (Cost $106,696,924)... 100.9%        100,758,979
              Other Assets And
               Liabilities - Net ...  ( 0.9%)          (906,144)
                                     --------     --------------
              Net Assets   .........    100%       $ 99,852,835
                                     ========    ===============


*   Non-income producing securities
** Illiquid securities. The total market value of these illiquid securities at October 31, 1997 is $117,070 (0.12% of the Fund's net assets).
(a) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at October 31, 1997.
(b) Securities which have defaulted on payment of interest and/or principal. The Fund has stopped accruing income on those so identified. At October 31, 1997, the fair value of this security is $31,700 (0.03% of the Fund's net assets).



Legend of Portfolio Abbreviations:
ADR   American Depository Receipts
GDR   Global Depository Receipts


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

 Forward Foreign Currency Exchange Contracts to Buy:
                                                                                          Unrealized
                                                    U.S. $ Value at     In Exchange      Appreciation
Exchange Date          Contracts to Receive      October 31, 1997      for U.S. $     (Depreciation)
-----------------------------------------------------------------------------------------------------
 11/3/97               472,317  Brazilian Real          $428,425          $428,328          $   97
 11/3/97             1,014,016  Brazilian Real           919,784           919,575             209
 11/3/97               820,442  Brazilian Real           744,198           744,706            (508)
 10/31/97              169,204  Brazilian Real           153,480           153,125             355

 Forward Foreign Currency Exchange Contracts to Sell:
                        Contracts to Deliver
-----------------------------------------------------------------------------------------------------
 10/31/97            1,048,844  Brazilian Real          $951,376          $951,074          $ (302)
 10/30/97              659,018  Brazilian Real           597,776           598,672             896
 10/30/97              515,992  Brazilian Real           468,041           468,743             702
 10/30/97              502,038  Brazilian Real           455,383           456,066             683
 10/31/97              438,680  Brazilian Real           397,914           397,788            (126)
 10/30/97              326,408  Brazilian Real           296,075           296,519             444
 10/30/97              323,113  Brazilian Real           293,087           293,526             439
 10/30/97              287,455  Brazilian Real           260,742           261,133             391
 10/30/97              280,341  Brazilian Real           254,289           254,670             381
 10/30/97              209,469  Brazilian Real           190,003           190,288             285
 10/30/97               82,552  Brazilian Real            74,880            74,992             112
 10/30/97               61,786  Brazilian Real            56,045            56,129              84
 11/3/97                89,276  Brazilian Real            80,980            80,962             (18)
 11/3/97               675,974  Brazilian Real           613,156           613,017            (139)
 10/30/97          423,944,488  Columbian Peso           330,497           333,355           2,858

                  See combined notes to financial statements.

[GRAPHIC OMITTED]



                                   EVERGREEN
                      International & Global Growth Funds
[GRAPHIC OMITTED]



                      Statements of Assets and Liabilities

                                October 31, 1997



                                                       Evergreen         Evergreen
                                                   Emerging Markets   Global Leaders
                                                     Growth Fund           Fund
-------------------------------------------------------------------------------------
Assets
 Investments at cost   ...........................    $74,173,434      $191,718,042
 Unrealized appreciation (depreciation)  .........       (451,961)       18,768,955
-------------------------------------------------------------------------------------
  Investments at value ...........................     73,721,473       210,486,997
 Foreign currency, at value (identified
  cost - $31,576, $32,610, $52,967,
  $2,553,654, and $556,465, respectively).........         29,156            33,150
 Cash   ..........................................          6,484                 0
 Receivable for investments sold   ...............      1,037,224         1,684,389
 Receivable for Fund shares sold   ...............         13,271           878,962
 Dividends and interest receivable ...............         52,850           276,558
 Unrealized appreciation on open forward
  foreign currency exchange contracts ............          4,715                 0
 Foreign tax reclaim receivable ..................              0            69,921
 Unamortized organization expenses ...............         18,796            23,763
 Prepaid expenses and other assets ...............         14,918            61,453
-------------------------------------------------------------------------------------
   Total assets  .................................     74,898,887       213,515,193
-------------------------------------------------------------------------------------
Liabilities
 Due to custodian bank ...........................              0         1,834,548
 Payable for investments purchased ...............      5,425,941           197,829
 Payable for Fund shares repurchased  ............         62,866           161,670
 Distribution fee payable ........................         11,197           144,000
 Due to related parties   ........................        104,197           123,505
 Unrealized depreciation on open forward
  foreign currency exchange contracts ............          9,658                 0
 Foreign taxes payable ...........................            220            16,276
 Accrued expenses and other liabilities  .........         63,884           211,932
-------------------------------------------------------------------------------------
   Total liabilities   ...........................      5,677,963         2,689,760
-------------------------------------------------------------------------------------
Net assets .......................................    $69,220,924      $210,825,433
=====================================================================================
Net assets represented by
 Paid-in capital .................................    $68,352,883      $191,174,678
 Undistributed (distributions in excess of) net
  investment income (loss)   .....................         66,746            (9,878)
 Accumulated undistributed net realized gain
  (loss) on investments and foreign currency
  related transactions ...........................      1,257,422           888,333
 Net unrealized appreciation (depreciation) on
  investments and foreign currency related
  transactions   .................................       (456,127)       18,772,300
-------------------------------------------------------------------------------------
   Total net assets ..............................    $69,220,924      $210,825,433
=====================================================================================
Net assets consists of
 Class A   .......................................    $ 2,776,796      $ 38,603,853
 Class B   .......................................      4,020,156       134,375,411
 Class C   .......................................      1,282,132         2,385,594
 Class Y   .......................................     61,141,840        35,460,575
-------------------------------------------------------------------------------------
                                                      $69,220,924      $210,825,433
=====================================================================================
Shares outstanding
 Class A   .......................................        277,892         2,823,790
 Class B   .......................................        407,935         9,936,877
 Class C   .......................................        130,192           176,636
 Class Y   .......................................      6,086,862         2,586,664
-------------------------------------------------------------------------------------
Net asset value per share
 Class A   .......................................    $      9.99      $      13.67
=====================================================================================
 Class A - Offering price (based on sales
  charge of 4.75%)  ..............................    $     10.49      $      14.35
=====================================================================================
 Class B   .......................................    $      9.85      $      13.52
=====================================================================================
 Class C   .......................................    $      9.85      $      13.51
=====================================================================================
 Class Y   .......................................    $     10.04      $      13.71
=====================================================================================



                                                        Evergreen             Evergreen           Evergreen
                                                   Global Real Estate   International Equity   Latin America
                                                      Equity Fund               Fund               Fund
---------------------------------------------------------------------------------------------------------------
Assets
 Investments at cost   ...........................    $ 35,691,976          $273,449,897        $106,696,924
 Unrealized appreciation (depreciation)  .........          55,496            (7,995,130)         (5,937,945)
--------------------------------------------------------------------------------------------------------------
  Investments at value ...........................      35,747,472           265,454,767         100,758,979
 Foreign currency, at value (identified
  cost - $31,576, $32,610, $52,967,
  $2,553,654, and $556,465, respectively).........          33,673             2,547,272             551,040
 Cash   ..........................................           1,742               100,752              11,361
 Receivable for investments sold   ...............         868,593             9,207,451           6,378,840
 Receivable for Fund shares sold   ...............               0               664,577             330,313
 Dividends and interest receivable ...............          19,879               521,879              96,939
 Unrealized appreciation on open forward
  foreign currency exchange contracts ............               0             1,486,590               7,936
 Foreign tax reclaim receivable ..................          55,387               107,965                 645
 Unamortized organization expenses ...............               0                13,640              13,160
 Prepaid expenses and other assets ...............          46,321                43,711              26,631
------------------------------------------------------------------------------------------------------------
   Total assets  .................................      36,773,067           280,148,604         108,175,844
------------------------------------------------------------------------------------------------------------
Liabilities
 Due to custodian bank ...........................         775,000             2,821,600                   0
 Payable for investments purchased ...............               0            10,572,869           7,538,910
 Payable for Fund shares repurchased  ............           5,884                42,872             545,825
 Distribution fee payable ........................             519                23,288             110,517
 Due to related parties   ........................          22,244               290,019              83,964
 Unrealized depreciation on open forward
  foreign currency exchange contracts ............               0               466,256               1,093
 Foreign taxes payable ...........................           7,341                43,970                 834
 Accrued expenses and other liabilities  .........          71,479               119,637              41,866
------------------------------------------------------------------------------------------------------------
   Total liabilities   ...........................         882,467            14,380,511           8,323,009
------------------------------------------------------------------------------------------------------------
Net assets .......................................    $ 35,890,600          $265,768,093        $ 99,852,835
============================================================================================================
Net assets represented by
 Paid-in capital .................................    $ 40,990,537          $256,692,907        $ 84,700,295
 Undistributed (distributions in excess of) net
  investment income (loss)   .....................         (18,581)            5,226,484              (2,760)
 Accumulated undistributed net realized gain
  (loss) on investments and foreign currency
  related transactions ...........................      (5,117,558)           10,933,681          21,101,621
 Net unrealized appreciation (depreciation) on
  investments and foreign currency related
  transactions   .................................          36,202            (7,084,979)         (5,946,321)
------------------------------------------------------------------------------------------------------------
   Total net assets ..............................    $ 35,890,600          $265,768,093        $ 99,852,835
============================================================================================================
Net assets consists of
 Class A   .......................................    $    336,486          $  9,269,541        $ 13,620,780
 Class B   .......................................         213,340            22,163,817          75,270,852
 Class C   .......................................         106,425               428,949          10,961,203
 Class Y   .......................................      35,234,349           233,905,786                   0
------------------------------------------------------------------------------------------------------------
                                                      $ 35,890,600          $265,768,093        $ 99,852,835
============================================================================================================
Shares outstanding
 Class A   .......................................          26,001               837,704           1,035,649
 Class B   .......................................          16,810             2,017,142           5,830,798
 Class C   .......................................           8,378                38,810             848,711
 Class Y   .......................................       2,715,847            21,061,667                   0
------------------------------------------------------------------------------------------------------------
Net asset value per share
 Class A   .......................................    $      12.94          $      11.07        $      13.15
============================================================================================================
 Class A - Offering price (based on sales
  charge of 4.75%)  ..............................    $      13.59          $      11.62        $      13.81
============================================================================================================
 Class B   .......................................    $      12.69          $      10.99        $      12.91
============================================================================================================
 Class C   .......................................    $      12.70          $      11.05        $      12.92
============================================================================================================
 Class Y   .......................................    $      12.97          $      11.11
============================================================================================================

                  See Combined Notes to Financial Statements.

[GRAPHIC OMITTED]



                                   EVERGREEN
                      International & Global Growth Funds
[GRAPHIC OMITTED]



                            Statements of Operations

                      For the year ended October 31, 1997


                                                  Evergreen         Evergreen
                                              Emerging Markets   Global Leaders
                                                Growth Fund           Fund
---------------------------------------------------------------------------------
Investment income
 Dividends (net of foreign withholding
  taxes of $69,506, $224,188, $68,486,
  $395,692 and $77,690, respectively)  ......    $  555,608        $ 2,451,826
 Interest   .................................       262,933            255,722
------------------------------------------------------------------------------
Total income   ..............................       818,541          2,707,548
Expenses
 Management fee   ...........................       703,822          1,398,605
 Distribution Plan expenses   ...............        49,907            981,969
 Transfer agent fees ........................        39,083            579,048
 Trustees' fees   ...........................           889             11,510
 Custodian fees   ...........................        99,902            154,416
 Administrative and services fees   .........        17,363             53,874
 Professional fees   ........................        20,990             25,044
 Printing   .................................        10,832            206,881
 Registration fees   ........................        28,873             94,596
 Amortization of organization expenses ......        10,180              7,891
 Other   ....................................        12,704             10,611
------------------------------------------------------------------------------
  Total expenses  ...........................       994,545          3,524,445
 Less: Indirectly paid expenses  ............        (3,592)            (4,192)
    Fee waivers and/or reimbursement
       from Investment Adviser   ............      (240,240)          (113,024)
------------------------------------------------------------------------------
  Net expenses ..............................       750,713          3,407,229
------------------------------------------------------------------------------
 Net investment income (loss) ...............        67,828           (699,681)
==============================================================================
Net realized and unrealized gain (loss) on
 investments and foreign currency
 related transactions
 Net realized gain (loss) from
  Investments  ..............................     3,347,991          1,610,743
  Foreign currency related transactions   ...      (244,302)            (6,682)
------------------------------------------------------------------------------
 Net realized gain on investments and
  foreign currency related transactions   ...     3,103,689          1,604,061
 Net change in unrealized appreciation
  (depreciation) of investments and
  foreign currency related transactions   ...      (419,272)        15,243,876
------------------------------------------------------------------------------
 Net realized and unrealized gain on
  investments and foreign currency
  related transactions  .....................     2,684,417         16,847,937
------------------------------------------------------------------------------
 Net increase in net assets
  resulting from operations   ...............    $2,752,245        $16,148,256
==============================================================================



                                                   Evergreen         Evergreen         Evergreen
                                              Global Real Estate   International    Latin America
                                                 Equity Fund        Equity Fund         Fund
---------------------------------------------------------------------------------------------------
Investment income
 Dividends (net of foreign withholding
  taxes of $69,506, $224,188, $68,486,
  $395,692 and $77,690, respectively)  ......     $  650,377       $   3,054,824    $   2,204,642
 Interest   .................................          9,487             905,617           37,954
-------------------------------------------------------------------------------------------------
Total income   ..............................        659,864           3,960,441        2,242,596
Expenses
 Management fee   ...........................        410,740           1,543,621          869,691
 Distribution Plan expenses   ...............          4,404             215,948        1,049,546
 Transfer agent fees ........................         99,937             139,289          408,628
 Trustees' fees   ...........................         25,753               7,176           14,808
 Custodian fees   ...........................         95,926             306,800          255,426
 Administrative and services fees   .........              0              75,362           22,183
 Professional fees   ........................         27,008              35,615           19,161
 Printing   .................................         27,880              55,474           64,109
 Registration fees   ........................         56,612              61,341           17,144
 Amortization of organization expenses ......              0              14,560            8,563
 Other   ....................................         37,107              14,543            7,015
-------------------------------------------------------------------------------------------------
  Total expenses  ...........................        785,367           2,469,729        2,736,274
 Less: Indirectly paid expenses  ............           (864)             (8,748)         (10,003)
    Fee waivers and/or reimbursement
       from Investment Adviser   ............        (33,874)           (232,680)               0
-------------------------------------------------------------------------------------------------
  Net expenses ..............................        750,629           2,228,301        2,726,271
-------------------------------------------------------------------------------------------------
 Net investment income (loss) ...............        (90,765)          1,732,140         (483,675)
=================================================================================================
Net realized and unrealized gain (loss) on
 investments and foreign currency
 related transactions
 Net realized gain (loss) from
  Investments  ..............................      1,982,501          12,954,712       39,731,573
  Foreign currency related transactions   ...        (41,372)          3,015,387       (3,644,273)
-------------------------------------------------------------------------------------------------
 Net realized gain on investments and
  foreign currency related transactions   ...      1,941,129          15,970,099       36,087,300
 Net change in unrealized appreciation
  (depreciation) of investments and
  foreign currency related transactions   ...        302,113         (13,032,715)     (17,271,713)
-------------------------------------------------------------------------------------------------
 Net realized and unrealized gain on
  investments and foreign currency
  related transactions  .....................      2,243,242           2,937,384       18,815,587
-------------------------------------------------------------------------------------------------
 Net increase in net assets
  resulting from operations   ...............     $2,152,477       $   4,669,524    $  18,331,912
=================================================================================================

                  See Combined Notes to Financial Statements.

[GRAPHIC OMITTED]



                                   EVERGREEN
                      International & Global Growth Funds
[GRAPHIC OMITTED]



                      Statements of Changes in Net Assets

                      For the year ended October 31, 1997


                                                    Evergreen         Evergreen
                                                Emerging Markets   Global Leaders
                                                  Growth Fund           Fund
-----------------------------------------------------------------------------------
Operations
 Net investment income (loss)   ...............  $       67,828     $    (699,681)
 Net realized gain on investments and
  foreign currency related transactions  ......       3,103,689         1,604,061
 Net change in unrealized appreciation
  (depreciation) on investments and
  foreign currency related transactions  ......        (419,272)       15,243,876
---------------------------------------------------------------------------------
  Net increase in net assets resulting
   from operations  ...........................       2,752,245        16,148,256
---------------------------------------------------------------------------------
Distributions to shareholders from
 Net investment income:
  Class A  ....................................               0                 0
  Class B  ....................................               0                 0
  Class C  ....................................               0                 0
  Class Y  ....................................               0                 0
 In excess of net investment income:
  Class B  ....................................               0                 0
  Class C  ....................................               0                 0
 Net realized gain on investments:
  Class A  ....................................               0           (15,146)
  Class B  ....................................               0           (48,643)
  Class C  ....................................               0              (735)
  Class Y  ....................................               0           (19,126)
---------------------------------------------------------------------------------
  Total distributions to shareholders .........               0           (83,650)
---------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold   ..................      44,864,733       135,313,747
 Payment for shares redeemed ..................     (11,964,860)      (14,708,624)
 Net asset value of shares issued in
  reinvestment of distributions ...............               0            72,520
---------------------------------------------------------------------------------
  Net increase (decrease) in net assets
   resulting from capital share
   transactions  ..............................      32,899,873       120,677,643
---------------------------------------------------------------------------------
   Total increase (decrease) in net
    assets ....................................      35,652,118       136,742,249
Net assets
 Beginning of year  ...........................      33,568,806        74,083,184
---------------------------------------------------------------------------------
 End of year  .................................  $   69,220,924     $ 210,825,433
=================================================================================
Undistributed (distributions in excess of) net
 investment income  ...........................  $       66,746     $      (9,878)
=================================================================================



                                                     Evergreen         Evergreen        Evergreen
                                                Global Real Estate   International   Latin America
                                                   Equity Fund        Equity Fund        Fund
--------------------------------------------------------------------------------------------------------
Operations
 Net investment income (loss)   ...............   $      (90,765)    $  1,732,140    $    (483,675)
 Net realized gain on investments and
  foreign currency related transactions  ......        1,941,129       15,970,099       36,087,300
 Net change in unrealized appreciation
  (depreciation) on investments and
  foreign currency related transactions  ......          302,113      (13,032,715)     (17,271,713)
-----------------------------------------------------------------------------------------------------
  Net increase in net assets resulting
   from operations  ...........................        2,152,477        4,669,524       18,331,912
-----------------------------------------------------------------------------------------------------
Distributions to shareholders from
 Net investment income:
  Class A  ....................................                0         (107,348)         (91,845)
  Class B  ....................................                0         (116,095)        (139,227)
  Class C  ....................................                0           (1,194)               0
  Class Y  ....................................          (76,344)      (2,176,422)               0
 In excess of net investment income:
  Class B  ....................................                0                0         (430,575)
  Class C  ....................................                0                0          (62,177)
 Net realized gain on investments:
  Class A  ....................................                0                0                0
  Class B  ....................................                0                0                0
  Class C  ....................................                0                0                0
  Class Y  ....................................                0                0                0
------------------------------------------------------------------------------------------------------
  Total distributions to shareholders .........          (76,344)      (2,401,059)        (723,824)
------------------------------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold   ..................        1,779,852      164,093,117       35,265,301
 Payment for shares redeemed ..................      (16,374,343)     (48,052,334)     (52,499,496)
 Net asset value of shares issued in
  reinvestment of distributions ...............           43,582        1,232,582          639,781
----------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets
   resulting from capital share
   transactions  ..............................      (14,550,909)     117,273,365      (16,594,414)
-----------------------------------------------------------------------------------------------------
   Total increase (decrease) in net
    assets ....................................      (12,474,776)     119,541,830        1,013,674
Net assets
 Beginning of year  ...........................       48,365,376      146,226,263       98,839,161
------------------------------------------------------------------------------------------------------
 End of year  .................................   $   35,890,600     $265,768,093    $  99,852,835
=======================================================================================================
Undistributed (distributions in excess of) net
 investment income  ...........................   $      (18,581)    $  5,226,484    $      (2,760)
======================================================================================================

                  See Combined Notes to Financial Statements.

[GRAPHIC OMITTED]



                                   EVERGREEN
                      International & Global Growth Funds
[GRAPHIC OMITTED]



                      Statements of Changes in Net Assets

                      For the year ended October 31, 1996


                                                    Evergreen         Evergreen
                                                Emerging Markets   Global Leaders
                                                  Growth Fund           Fund
-----------------------------------------------------------------------------------
Operations
 Net investment income (loss)   ...............   $     (4,321)     $      2,343
 Net realized gain (loss) on investments
  and foreign currency related
  transactions   ..............................        (96,636)           77,271
 Net change in unrealized appreciation
  (depreciation) on investments and
  foreign currency related transactions  ......        (38,536)        3,528,424
--------------------------------------------------------------------------------
  Net increase (decrease) in net assets
   resulting from operations ..................       (139,493)        3,608,038
--------------------------------------------------------------------------------
Distributions to shareholders from
 Net investment income:
  Class A  ....................................         (6,742)                0
  Class B  ....................................              0                 0
  Class C  ....................................              0                 0
  Class Y  ....................................        (81,928)           (2,343)
 In excess of net investment income:
  Class A  ....................................              0                 0
  Class B  ....................................              0                 0
  Class C  ....................................              0                 0
  Class Y  ....................................              0           (17,247)
--------------------------------------------------------------------------------
  Total distributions to shareholders   ......         (88,670)          (19,590)
--------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold   ..................     24,970,951        72,602,018
 Proceeds from shares issued from
  acquisition of FFB Diversified
  International Growth Fund  ..................              0                 0
 Payment for shares redeemed ..................     (3,663,950)       (2,122,493)
 Net asset value of shares issued in
  reinvestment of distributions ...............         22,693            14,211
--------------------------------------------------------------------------------
  Net increase (decrease) in net assets
   resulting from capital share
   transactions  ..............................     21,329,694        70,493,736
--------------------------------------------------------------------------------
   Total increase (decrease) in net
    assets ....................................     21,101,531        74,082,184
Net assets
 Beginning of year  ...........................     12,467,275             1,000
--------------------------------------------------------------------------------
 End of year  .................................   $ 33,568,806      $ 74,083,184
================================================================================
Undistributed (distributions in excess of) net
 investment income  ...........................   $       (328)     $     (2,299)
================================================================================



                                                                       Evergreen
                                                     Evergreen       International      Evergreen
                                                Global Real Estate      Equity       Latin America
                                                   Equity Fund           Fund            Fund
-----------------------------------------------------------------------------------------------------
Operations
 Net investment income (loss)   ...............   $       66,648     $  2,119,654    $   2,640,542
 Net realized gain (loss) on investments
  and foreign currency related
  transactions   ..............................          495,328         (823,687)       5,955,109
 Net change in unrealized appreciation
  (depreciation) on investments and
  foreign currency related transactions  ......        3,504,138        5,669,016        7,956,482
--------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets
   resulting from operations ..................        4,066,114        6,964,983       16,552,133
--------------------------------------------------------------------------------------------------
Distributions to shareholders from
 Net investment income:
  Class A  ....................................                0          (39,834)        (361,523)
  Class B  ....................................                0          (23,543)      (2,175,018)
  Class C  ....................................                0              (59)        (231,347)
  Class Y  ....................................                0         (645,172)               0
 In excess of net investment income:
  Class A  ....................................                0                0          (61,278)
  Class B  ....................................                0                0         (368,664)
  Class C  ....................................                0                0          (39,213)
  Class Y  ....................................                0                0                0
--------------------------------------------------------------------------------------------------
  Total distributions to shareholders   ......                 -         (708,608)      (3,237,043)
--------------------------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold   ..................       16,042,743       63,370,539       10,584,948
 Proceeds from shares issued from
  acquisition of FFB Diversified
  International Growth Fund  ..................                0       29,658,717                0
 Payment for shares redeemed ..................      (33,339,082)     (14,067,718)     (50,668,403)
 Net asset value of shares issued in
  reinvestment of distributions ...............                0          365,798        2,867,537
--------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets
   resulting from capital share
   transactions  ..............................      (17,296,339)      79,327,336      (37,215,918)
--------------------------------------------------------------------------------------------------
   Total increase (decrease) in net
    assets ....................................      (13,230,225)      85,583,711      (23,900,828)
Net assets
 Beginning of year  ...........................       61,595,601       60,642,552      122,739,989
--------------------------------------------------------------------------------------------------
 End of year  .................................   $   48,365,376     $146,226,263    $  98,839,161
==================================================================================================
Undistributed (distributions in excess of) net
 investment income  ...........................   $       32,553     $  1,837,370    $     993,649
==================================================================================================

                  See Combined Notes to Financial Statements.

[GRAPHIC OMITTED]



[GRAPHIC OMITTED]



                     Combined Notes to Financial Statements


1. ORGANIZATION


The Evergreen International & Global Growth Funds consist of Evergreen Emerging Markets Growth Fund ("Emerging Markets"), Evergreen Global Leaders Fund ("Global Leaders"), Evergreen Global Real Estate Equity Fund ("Global Real Estate"), Evergreen International Equity Fund ("International") and Evergreen Latin America Fund ("Latin America"), (formerly Keystone Fund of the Americas), each of which are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies. Global Leaders and Global Real Estate are separate series of the Evergreen Equity Trust (formerly Evergreen Real Estate Equity Trust), a Massachusetts business trust organized in 1988. Emerging Markets and International are separate series of Evergreen Investment Trust (formerly First Union Funds), a Massachusetts business trust organized in 1984. Latin America is a Massachusetts business trust organized in 1993. Emerging Markets, Global Leaders, Global Real Estate, International and Latin America are collectively referred to herein as the "Funds".

The Funds offer Class A, Class B, Class C and Class Y shares with the exception of Latin America which offers Class A, Class B, and Class C shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B and Class C shares are sold without a front end sales charge, but pay a higher ongoing distribution fee than Class A shares. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 retain their existing conversion rights. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advisory clients of First Union Corporation ("First Union") and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994.


2. ACQUISITION INFORMATION

Effective January 1, 1996, First Fidelity Bancorporation ("First Fidelity") merged with First Union. Effective at the close of business on January 19, 1996, International acquired substantially all of the net assets of FFB Diversified International Growth Fund, an open-end management investment company managed by a subsidiary of First Fidelity registered under the Act, valued at $29,658,717. The net assets were exchanged through a non-taxable transaction for 2,898,154 Class Y Shares of International valued at $10.23 per share. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $1,835,426. The aggregate net assets of International after the acquisition were $104,471,175.


3. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
The Funds value investments traded on an established exchange on the basis of the last sales price on the exchange where primarily traded. The Funds value securities traded in the over-the counter market at the mean between the bid and asked prices. Securities for which market quotations are not available from an independent pricing service, are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. Each Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment adviser to be creditworthy pursuant to guidelines established by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, Latin America, along with certain other funds managed by Keystone Investment Management Company ("Keystone"), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

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[GRAPHIC OMITTED]



               Combined Notes to Financial Statements (continued)

C. Foreign Currency
The books and records of the Funds are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into United States dollars as follows: market value of investments, other assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency related transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency related transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts that are actually received and are included in realized gain (loss) on foreign currency related transactions. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain (loss) on foreign currency related transactions.

D. Futures Contracts
In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts.


The initial margin deposited with a broker when entering into a futures transaction is subsequently adjusted by daily payments or receipts as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

Risks of entering into futures contracts include (i) the possibility of an illiquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

E. Forward Foreign Currency Exchange Contracts
The Funds may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

F. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Foreign income may be subject to foreign withholding taxes which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued as applicable.

G. Federal Taxes
The Funds have qualified and intend to continue to qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable income and net capital gains, if any, to their shareholders. The Funds also intend to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

H. Distributions
Distributions from net investment income for the Funds are declared and paid annually. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The significant differences between financial statement amounts available for distributions and distributions made in accordance with income tax regulations are primarily due to differing treatment for net operating losses and certain distributions received from passive foreign investment companies.

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[GRAPHIC OMITTED]



               Combined Notes to Financial Statements (continued)

I. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

J. Organization Expenses
Organization expenses are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Funds are redeemed by any holder during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.


4. CAPITAL SHARE TRANSACTIONS

Latin America has an unlimited number of shares of beneficial interest with no par value authorized. Emerging Markets, Global Leaders, Global Real Estate and International have an unlimited number of shares of beneficial interest with a par value of $0.0001 authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and Class Y with the exception of Latin America which does not offer Class Y shares. Transactions in shares of the Funds were as follows:

--------------------------------------------------------------------------------
EMERGING MARKETS
--------------------------------------------------------------------------------


                                                                               Year Ended                    Year Ended
                                                                            October 31, 1997              October 31, 1996
                                                                      ----------------------------- -----------------------------
                                                                        Shares        Amount          Shares        Amount
--------------------------------------------------------------------------------------------------------------------------------
Class A
Shares sold .........................................................    373,278     $  3,938,592      108,210     $    958,874
Shares redeemed   ...................................................   (289,832)      (3,032,756)     (55,942)        (493,377)
Shares issued on reinvestment of distributions  .....................          0                0          817            6,713
-------------------------------------------------------------------------------------------------------------------------------
Net increase   ......................................................     83,446          905,836       53,085          472,210
-------------------------------------------------------------------------------------------------------------------------------
Class B
Shares sold .........................................................    164,864        1,717,956      147,629        1,317,529
Shares redeemed   ...................................................   (100,251)      (1,000,964)     (51,462)        (443,501)
-------------------------------------------------------------------------------------------------------------------------------
Net increase   ......................................................     64,613          716,992       96,167          874,028
-------------------------------------------------------------------------------------------------------------------------------
Class C
Shares sold .........................................................    128,876        1,301,468        8,040           72,696
Shares redeemed   ...................................................     (8,773)         (93,284)      (5,067)         (43,102)
-------------------------------------------------------------------------------------------------------------------------------
Net increase   ......................................................    120,103        1,208,184        2,973           29,594
-------------------------------------------------------------------------------------------------------------------------------
Class Y
Shares sold .........................................................  3,444,422       37,906,717    2,531,857       22,621,852
Shares redeemed   ...................................................   (770,870)      (7,837,856)    (301,830)      (2,683,970)
Shares issued on reinvestment of distributions  .....................          0                0        1,942           15,980
-------------------------------------------------------------------------------------------------------------------------------
Net increase   ......................................................  2,673,552       30,068,861    2,231,969       19,953,862
-------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital share transactions   2,941,714     $ 32,899,873    2,384,194     $ 21,329,694
===============================================================================================================================

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[GRAPHIC OMITTED]



               Combined Notes to Financial Statements (continued)

--------------------------------------------------------------------------------
GLOBAL LEADERS
--------------------------------------------------------------------------------


                                                                               Year Ended                    Year Ended
                                                                            October 31, 1997              October 31, 1996
                                                                     -----------------------------   --------------------------
                                                                        Shares         Amount         Shares        Amount
------------------------------------------------------------------------------------------------------------------------------
Class A
Shares sold .........................................................  2,037,338     $ 26,561,220    1,128,476     $ 12,914,033
Shares redeemed   ...................................................   (304,314)      (4,039,813)     (38,955)        (450,952)
Shares issued on reinvestment of distributions  .....................      1,245           15,030            0                0
-------------------------------------------------------------------------------------------------------------------------------
Net increase   ......................................................  1,734,269       22,536,437    1,089,521       12,463,081
-------------------------------------------------------------------------------------------------------------------------------
Class B
Shares sold .........................................................  6,953,600       90,590,909    3,561,481       40,763,569
Shares redeemed   ...................................................   (555,510)      (7,324,691)     (26,709)        (307,417)
Shares issued on reinvestment of distributions  .....................      4,015           48,220            0                0
-------------------------------------------------------------------------------------------------------------------------------
Net increase   ......................................................  6,402,105       83,314,438    3,534,772       40,456,152
-------------------------------------------------------------------------------------------------------------------------------
Class C
Shares sold .........................................................    173,061        2,249,794       48,546          557,221
Shares redeemed   ...................................................    (43,171)        (592,995)      (1,852)         (21,683)
Shares issued on reinvestment of distributions  .....................         52              629            0                0
-------------------------------------------------------------------------------------------------------------------------------
Net increase   ......................................................    129,942        1,657,428       46,694          535,538
-------------------------------------------------------------------------------------------------------------------------------
Class Y
Shares sold .........................................................  1,227,611       15,911,824    1,680,883       18,367,195
Shares redeemed   ...................................................   (203,730)      (2,751,116)    (120,293)      (1,342,441)
Shares issued on reinvestment of distributions  .....................        715            8,632        1,378           14,211
-------------------------------------------------------------------------------------------------------------------------------
Net increase   ......................................................  1,024,596       13,169,340    1,561,968       17,038,965
-------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital share transactions   9,290,912     $120,677,643    6,232,955     $ 70,493,736
===============================================================================================================================

--------------------------------------------------------------------------------
GLOBAL REAL ESTATE
-------------------------------------------------------------------------------


                                                                                 Year Ended
                                                                              October 31, 1997
                                                                      --------------------------------
                                                                        Shares           Amount
------------------------------------------------------------------------------------------------------
Class A
Shares sold .........................................................       40,811     $     505,405
Shares redeemed   ...................................................      (73,533)         (893,699)
----------------------------------------------------------------------------------------------------
Net increase   ......................................................      (32,722)         (388,294)
----------------------------------------------------------------------------------------------------
Class B
Shares sold .........................................................       14,681           182,292
Shares redeemed   ...................................................       (8,946)         (109,808)
----------------------------------------------------------------------------------------------------
Net increase   ......................................................        5,735            72,484
----------------------------------------------------------------------------------------------------
Class C
Shares sold .........................................................        8,782           109,223
Shares redeemed   ...................................................       (1,080)          (13,742)
----------------------------------------------------------------------------------------------------
Net increase   ......................................................        7,702            95,481
----------------------------------------------------------------------------------------------------
Class Y
Shares sold .........................................................       79,254           982,932
Shares redeemed   ...................................................   (1,226,663)      (15,357,094)
Shares issued on reinvestment of distributions  .....................        3,475            43,582
----------------------------------------------------------------------------------------------------
Net decrease   ......................................................   (1,143,934)      (14,330,580)
----------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from capital share transactions    (1,163,219)    $ (14,550,909)
====================================================================================================



                                                                                 Year Ended
                                                                              October 31, 1996
                                                                      ---------------------------------
                                                                        Shares           Amount
------------------------------------------------------------------------------------- -----------------
Class A
Shares sold .........................................................      208,609     $   2,645,216
Shares redeemed   ...................................................     (156,309)       (2,008,136)
----------------------------------------------------------------------------------------------------
Net increase   ......................................................       52,300           637,080
----------------------------------------------------------------------------------------------------
Class B
Shares sold .........................................................        7,284            91,539
Shares redeemed   ...................................................       (4,878)          (59,333)
------------------------------------------------------------------------------------------------------
Net increase   ......................................................        2,406            32,206
----------------------------------------------------------------------------------------------------
Class C
Shares sold .........................................................        2,142            27,504
Shares redeemed   ...................................................       (1,782)          (22,492)
----------------------------------------------------------------------------------------------------
Net increase   ......................................................          360             5,012
----------------------------------------------------------------------------------------------------
Class Y
Shares sold .........................................................    1,060,595        13,278,484
Shares redeemed   ...................................................   (2,500,751)      (31,249,121)
Shares issued on reinvestment of distributions  .....................            0                 0
----------------------------------------------------------------------------------------------------
Net decrease   ......................................................   (1,440,156)      (17,970,637)
----------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from capital share transactions    (1,385,090)    $ (17,296,339)
====================================================================================================

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[GRAPHIC OMITTED]



               Combined Notes to Financial Statements (continued)

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY
-------------------------------------------------------------------------------


                                                                                        Year Ended
                                                                                     October 31, 1997
                                                                             --------------------------------
                                                                               Shares           Amount
-------------------------------------------------------------------------------------------------------------
Class A
Shares sold  ...............................................................    1,195,960     $  14,003,449
Shares redeemed ............................................................   (1,061,687)      (12,445,598)
Shares issued on reinvestment of distributions   ...........................        9,990           105,895
-----------------------------------------------------------------------------------------------------------
Net increase ...............................................................      144,263         1,663,746
-----------------------------------------------------------------------------------------------------------
Class B
Shares sold  ...............................................................      883,172        10,152,518
Shares redeemed ............................................................     (237,081)       (2,706,025)
Shares issued on reinvestment of distributions   ...........................       10,629           112,666
-----------------------------------------------------------------------------------------------------------
Net increase ...............................................................      656,720         7,559,159
-----------------------------------------------------------------------------------------------------------
Class C
Shares sold  ...............................................................       28,287           332,705
Shares redeemed ............................................................       (7,619)          (84,799)
Shares issued on reinvestment of distributions   ...........................          103             1,096
-----------------------------------------------------------------------------------------------------------
Net increase (decrease)  ...................................................       20,771           249,002
-----------------------------------------------------------------------------------------------------------
Class Y
Shares sold  ...............................................................   11,916,116       139,604,445
Shares issued from acquisition of FFB Diversified International Growth Fund             0                 0
Shares redeemed ............................................................   (2,865,928)      (32,815,912)
Shares issued on reinvestment of distributions   ...........................       95,469         1,012,925
-----------------------------------------------------------------------------------------------------------
Net increase ...............................................................    9,145,657       107,801,458
-----------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital share transactions  ......    9,967,411     $ 117,273,365
===========================================================================================================



                                                                                       Year Ended
                                                                                    October 31, 1996
                                                                             ------------------------------
                                                                               Shares         Amount
-----------------------------------------------------------------------------------------------------------
Class A
Shares sold  ...............................................................    459,233    $   4,772,348
Shares redeemed ............................................................   (144,771)      (1,513,977)
Shares issued on reinvestment of distributions   ...........................      3,882           39,171
--------------------------------------------------------------------------------------------------------
Net increase ...............................................................    318,344        3,297,542
--------------------------------------------------------------------------------------------------------
Class B
Shares sold  ...............................................................    802,691        8,346,658
Shares redeemed ............................................................   (208,561)      (2,169,847)
Shares issued on reinvestment of distributions   ...........................      2,297           23,175
--------------------------------------------------------------------------------------------------------
Net increase ...............................................................    596,427        6,199,986
--------------------------------------------------------------------------------------------------------
Class C
Shares sold  ...............................................................     11,595          120,774
Shares redeemed ............................................................    (14,095)        (148,202)
Shares issued on reinvestment of distributions   ...........................          5               55
--------------------------------------------------------------------------------------------------------
Net increase (decrease)  ...................................................     (2,495)         (27,373)
--------------------------------------------------------------------------------------------------------
Class Y
Shares sold  ...............................................................  4,796,183       50,130,759
Shares issued from acquisition of FFB Diversified International Growth Fund   2,898,154       29,658,717
Shares redeemed ............................................................   (972,043)     (10,235,692)
Shares issued on reinvestment of distributions   ...........................     30,069          303,397
--------------------------------------------------------------------------------------------------------
Net increase ...............................................................  6,752,363       69,857,181
--------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital share transactions  ......  7,664,639    $  79,327,336
========================================================================================================

--------------------------------------------------------------------------------
LATIN AMERICA
--------------------------------------------------------------------------------


                                                                                 Year Ended
                                                                              October 31, 1997
                                                                      --------------------------------
                                                                        Shares           Amount
------------------------------------------------------------------------------------------------------
Class A
Shares sold .........................................................      793,746     $  12,013,304
Shares redeemed   ...................................................     (755,902)      (10,989,824)
Shares issued on reinvestment of distributions  .....................        7,159            82,042
----------------------------------------------------------------------------------------------------
Net increase (decrease) .............................................       45,003         1,105,522
----------------------------------------------------------------------------------------------------
Class B  ............................................................
Shares sold .........................................................    1,353,616        18,851,845
Shares redeemed   ...................................................   (2,761,745)      (37,765,324)
Shares issued on reinvestment of distributions  .....................       44,425           502,887
----------------------------------------------------------------------------------------------------
Net decrease   ......................................................   (1,363,704)      (18,410,592)
----------------------------------------------------------------------------------------------------
Class C
Shares sold .........................................................      305,017         4,400,152
Shares redeemed   ...................................................     (261,244)       (3,744,348)
Shares issued on reinvestment of distributions  .....................        4,841            54,852
----------------------------------------------------------------------------------------------------
Net increase (decrease) .............................................       48,614           710,656
----------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from capital share transactions    (1,270,087)    $ (16,594,414)
====================================================================================================



                                                                                 Year Ended
                                                                              October 31, 1996
                                                                      ---------------------------------
                                                                        Shares           Amount
-------------------------------------------------------------------------------------------------------
Class A
Shares sold .........................................................      176,782     $   1,884,412
Shares redeemed   ...................................................     (676,261)       (7,167,407)
Shares issued on reinvestment of distributions  .....................       36,036           382,390
----------------------------------------------------------------------------------------------------
Net increase (decrease) .............................................     (463,443)       (4,900,605)
----------------------------------------------------------------------------------------------------
Class B  ............................................................
Shares sold .........................................................      765,039         7,991,078
Shares redeemed   ...................................................   (3,737,221)      (39,001,039)
Shares issued on reinvestment of distributions  .....................      215,054         2,248,867
----------------------------------------------------------------------------------------------------
Net decrease   ......................................................   (2,757,128)      (28,761,094)
----------------------------------------------------------------------------------------------------
Class C
Shares sold .........................................................       66,448           709,458
Shares redeemed   ...................................................     (439,812)       (4,499,957)
Shares issued on reinvestment of distributions  .....................       22,570           236,280
----------------------------------------------------------------------------------------------------
Net increase (decrease) .............................................     (350,794)       (3,554,219)
----------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from capital share transactions    (3,571,365)    $ (37,215,918)
====================================================================================================

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[GRAPHIC OMITTED]



               Combined Notes to Financial Statements (continued)

5. SECURITIES TRANSACTIONS


Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended October 31, 1997:


                             Cost of       Proceeds
                            Purchases      from Sales
                           ----------------------------
Emerging Markets .........  $ 71,667,295   $ 62,939,992
Global Leaders   .........   164,558,067     41,158,707
Global Real Estate  ......    17,710,348     30,241,815
International ............   261,456,076    160,069,736
Latin America ............   117,791,685    150,966,605

On October 31, 1997, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal tax purposes was as follows:


                                        Gross          Gross       Net Unrealized
                          Tax         Unrealized     Unrealized     Appreciation
                         Cost        Appreciation   Depreciation   (Depreciation)
                      ------------------------------------------------------------
Emerging Markets  ...  $ 74,619,420    $ 3,438,255    $ 4,336,202   $   (897,947)
Global Leaders ......   191,718,042     28,990,107     10,221,152     18,768,955
Global Real Estate       35,839,296      7,297,219      7,389,043        (91,824)
International  ......   274,567,908     21,713,757     30,826,898     (9,113,141)
Latin America  ......   107,458,058      4,626,170     11,325,249     (6,699,079)

As of October 31, 1997, Global Real Estate had a capital loss carryover for federal income tax purposes of $4,970,238 that expires October 31, 2003.


6. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (formerly, Evergreen Keystone Distributors, Inc.) ("EDI"), a wholly-owned subsidiary of The BISYS Group Inc. ("BISYS") serves as principal underwriter to Latin America. Prior to December 11, 1996, Evergreen Investment Services, Inc. (formerly, Evergreen Keystone Investment Services Inc.) ("EIS"), a wholly-owned subsidiary of Keystone, served as Latin America's principal underwriter. EDI also serves as the principal underwriter for Emerging Markets, Global Leaders, Global Real Estate and International.

Each Fund has adopted Distribution Plans for each class of shares, except Class Y, as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Funds to reimburse its principal underwriter for costs related to selling shares of the Funds and for various other services. These costs, which consist primarily of commissions and service fees to broker/dealers who sell shares of the fund, are paid by the fund through expenses called "Distribution Plan expenses". Each class, except Class Y, currently pays a service fee equal to 0.25% of the average daily net asset value of the class. Class B and Class C also pay distribution fees equal to 0.75% of the average daily net assets of the Class. Distribution Plan expenses are calculated daily and paid monthly.

Emerging Markets, Global Leaders, Global Real Estate and International have entered into Shareholder Services Agreements with First Union Brokerage Services ("FUBS"), an affiliate of First Union, whereby the Funds will compensate FUBS up to an annual limit of .25 of 1% of Class B and Class C's average daily net assets, as referred to above, for certain services provided to shareholders and/or maintenance of shareholder accounts relating to the Funds' Class B shares and Class C shares. Emerging Markets, Global Leaders, Global Real Estate and International paid $16,179, $228,520, $349 and $48,713 to FUBS during the year ended October 31, 1997 under the Shareholder Services Agreement.

During the year ended October 31, 1997, amounts paid to EDI and/or EIS pursuant to each Fund's Class A, Class B and Class C Distribution Plans were as follows


                           Class A   Class B    Class C
                           ------------------------------
Emerging Markets .........  $ 5,656   $ 36,635   $  7,616
Global Leaders   .........   67,888    897,836     16,245
Global Real Estate  ......    1,597      1,937        870
International ............   21,095    191,870      2,983
Latin America ............   33,104    899,853    116,589

With respect to Class B and Class C shares, the principal underwriter may pay distribution fees greater than the allowable annual amounts the Fund is permitted to pay under the Distribution Plans. Latin America may reimburse the principal underwriter for such excess amounts in later years with annual interest at prime plus 1.00%. EDI intends to seek full payment of such distribution costs

[GRAPHIC OMITTED]



[GRAPHIC OMITTED]



               Combined Notes to Financial Statements (continued)

from Latin America at such time in the future as, and to the extent that, payment thereof by the Class B or Class C shares would be within permitted limits.

Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan for Latin America, and subject to the discretion of the Independent Trustees payments to EIS and/or EDI may continue as compensation for services which had been earned while the Distribution Plan was in effect.


7. INVESTMENT MANAGEMENT AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Keystone, a subsidiary of First Union, is the investment adviser for Latin America. In return for providing investment management and administrative services to Latin America, the Fund pays Keystone a management fee that is calculated daily and paid monthly. The management fee is determined by applying percentage rates starting at 0.75% and declining to 0.45% per annum as net assets increase, to the average daily net assets of the Fund.

First Union serves as the investment adviser to Emerging Markets and International and is paid a management fee that is computed daily and paid monthly in accordance with the following schedules:


                                  Advisory Fee   Average Daily Net Assets
                                 -------------- --------------------------
         Emerging Markets ......     1.50%       on the first $100 million
                                     1.45%       on the next $100 million
                                     1.40%       on the next $100 million
                                     1.35%       in excess of $300 million


                                Advisory Fee   Average Daily Net Assets
                               -------------- --------------------------
         International  ......      .82%       on the first $20 million
                                    .79%       on the next $30 million
                                    .76%       on the next $50 million
                                    .73%       in excess of $100 million

Through August 31, 1997, Marvin & Palmer Associates, Inc. ("Marvin & Palmer") was the sub-adviser for Emerging Markets. Effective September 1, 1997, Keystone became Emerging Markets' sub-adviser.

Keystone is entitled to a sub-advisory fee from First Union calculated by applying percentage rates, which start at .32% and decline, as net assets increase, to .23% based on the average daily net assets of the Fund.

Warburg, Pincus Counsellors, Inc. ("Warburg") is International's sub-adviser.

Under the terms of Emerging Markets' and International's sub-advisory agreements, Keystone and Warburg are responsible for the investment decisions for their respective funds and are paid by First Union.

For Emerging Markets and International, First Union voluntarily waived $240,240 and $232,680, respectively, of its advisory fee for the year ended October 31, 1997.

Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly-owned subsidiary of First Union, serves as investment adviser to Global Leaders and Global Real Estate, and is paid a management fee that is computed daily and paid monthly at an annual rate of .95% and 1.00%, of Global Leaders and Global Real Estate's average daily net assets, respectively. Evergreen Asset has voluntarily agreed to reimburse Global Leaders to the extent that the Fund's operating expenses (including the investment advisory fee and amortization of organization expenses but excluding interest, taxes, brokerage commissions, 12b-1 distribution and shareholder servicing fees and extraordinary expenses) exceed 1.50% of its average daily net assets. Evergreen Asset waived advisory fees aggregating $111,487 for the year ended October 31, 1997 pursuant to this agreement. Additionally, for the year ended October 31, 1997 Evergreen Asset reimbursed other expenses amounting to $1,537. Evergreen Asset also waived advisory fees aggregating $33,874 for Global Real Estate for the year ended October 31, 1997. Evergreen Asset can modify or terminate voluntary waivers at any time.

EIS is the administrator and BISYS is the sub-administrator to the Funds. For Emerging Markets, Global Leaders, and International, prior to March 11, 1997, Evergreen Asset was the administrator. Furman Selz LLC ("Furman Selz") was the sub-administrator through December 31, 1996 for Emerging Markets, Global Leaders, Global Real Estate and International. Effective January 1, 1997, BISYS acquired Furman Selz' mutual fund unit and accordingly, BISYS Fund Services became sub-administrator. As sub-administrator to the Funds, BISYS Fund Services provides the officers of the Funds. The administrator and sub-administrator for each Fund are entitled to an annual fee based on the average daily net assets of the funds administered by EIS for which First Union or its investment advisory

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               Combined Notes to Financial Statements (continued)

subsidiaries are also the investment advisers. The administration fee is calculated by applying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets increase, to the average daily net asset value of the Fund. The sub-administration fee, for Emerging Markets, Global Leaders, Global Real Estate and International is calculated by applying percentage rates, which start at 0.01% and decline to .004% as net assets increase, to the average daily net asset value of the Fund.

Lieber & Company, an affiliate of First Union, is the investment sub-adviser to Global Leaders and Global Real Estate and also provides brokerage services with respect to substantially all security transactions of the Fund effected on the New York or American Stock Exchanges. For the year ended October 31, 1997, Global Leaders and Global Real Estate incurred brokerage commissions of $119,963 and $41,644, respectively with Lieber & Company. Lieber & Company is reimbursed by Evergreen Asset, at no additional expense to the Fund, for its cost of providing investment advisory services.

At October 31, 1997, Stephen A. Lieber, Chairman of Evergreen Asset owned, directly or beneficially, 35% of the outstanding shares of Global Real Estate.

Evergreen Service Company ("ESC") (formerly, Evergreen Keystone Service Company), a wholly-owned subsidiary of Keystone, serves as the transfer and dividend disbursing agent for Latin America. Effective May 5, 1997, ESC also began providing transfer and dividend disbursing agent services for Emerging Markets, Global Leaders, Global Real Estate and International that were formerly provided by State Street Bank and Trust Company ("State Street"). Total transfer agent fees paid by Emerging Markets, Global Leaders, Global Real Estate, International, and Latin America to ESC for the year ended October 31, 1997, were $39,083, $579,048, $99,937, $139,289 and $408,628, respectively. For certain accounts, First Union had been sub-contracted by ESC, and previously by State Street to maintain shareholder sub-account records, take fund purchase and redemption orders and answer inquiries. For each account of International, First Union earned fees aggregating $3,578 for the year ended October 31, 1997.


Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.


8. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an expense offset arrangement with their custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.


9. DEFERRED INDEPENDENT TRUSTEES' FEES

Each Independent Trustee of Emerging Markets, Global Leaders, Global Real Estate and International may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts which are included in the accrued expenses for the Funds. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. Trustees will be paid either in one lump sum or in quarterly installments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000. As of October 31, 1997, the value of the Trustees deferral account was $1,412, $9,878, $18,581, $6,005 and $2,760 for Emerging Markets,
Global Leaders, Global Real Estate, International and Latin America, respectively.


10. FINANCING AGREEMENT

On October 31, 1996, a financing agreement among all of the Evergreen Funds and State Street, Societe Generale and ABN Amro Bank N.V. (Collectively, the "Banks") became effective. Under this agreement, the Banks provide an unsecured line of credit facility, in the aggregate amount of $225 million ($112.5 million committed and $112.5 million uncommitted), allocated evenly among the Banks. Borrowings under this facility bear interest at 0.75% per annum above the Federal Funds rate. A commitment fee of 0.10% per annum will be incurred on the unused portion of the committed facility which would be allocated to all participating funds. State Street acts as agent for the Banks, and as agent is entitled to a fee of $15,000 which is allocated to all of the Evergreen Funds. During the year ended October 31, 1997, Global Real Estate had borrowings under this agreement outstanding for 189 days under the line of credit, and incurred interest charges amounting to $10,449. Global Real Estate's average debt outstanding during the year aggregated $320,892 at a weighted average interest rate of 6.29%. Global Real Estate had an outstanding line of credit of $775,000 as of October 31, 1997.

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[GRAPHIC OMITTED]



               Combined Notes to Financial Statements (continued)

On October 31, 1997 a temporary financing agreement among all of the Evergreen Funds and First Union became effective. Under this agreement, First Union provides an unsecured line of credit facility in the aggregate amount of $300 million. Borrowings under this facility bear interest at 1.00% per annum above the Federal Funds Rate.

Latin America is not a party to either financing agreement.


11. CONCENTRATION OF CREDIT RISK

Global Real Estate invests a substantial portion of its assets in real estate investment trusts, therefore, it may be more affected by economic developments in the real estate industry than would a general equity fund.


12. DISTRIBUTIONS TO SHAREHOLDERS

Distributions were declared on November 20, 1997 and payable on November 24, 1997 to shareholders of record November 20, 1997 for Emerging Markets, Global Leaders, International and Latin America. They were comprised of the following, on a per share basis:


                          Long-Term      Short-Term
                         Capital Gain    Capital Gain
                         ----------------------------
Emerging Markets  ......     $0.250           -
Global Leaders .........     $0.032        $0.026
International  .........     $0.267        $0.234
Latin America  .........     $2.862           -


                                       Income
                          Class A   Class B   Class C   Class Y
                         -------------------------------------
Emerging Markets  ......     -         -         -      $0.008
International  .........  $0.240    $0.193    $0.193    $0.266

These distributions are not reflected in the accompanying financial statements.


13. SUBSEQUENT EVENTS

EIS has entered into an agreement to sell the Evergreen Global Real Estate Equity Fund to Mr. Samuel A. Lieber, the Fund's portfolio manager.

On September 16, 1997 the Board of Trustees of Blanchard Global Growth Fund approved the acquisition of Blanchard Global Growth Fund by Evergreen Global Leaders Fund. A Shareholder Meeting is scheduled to take place in February 1998.

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FEDERAL TAX STATUS OF DISTRIBUTIONS (UNAUDITED)


During the year ended October 31, 1997, the Funds paid the following distributions in shares or cash:


                                              Long-term      Ordinary
                                Total        Capital Gain    Income
                            Distributions   Distributions   Dividends
-----------------------------------------------------------------------
Global Leaders ............   $   83,650          -          $   83,650
Global Real Estate   ......       76,344          -              76,344
International Equity ......    2,401,059          -           2,401,059
Latin America  ............      723,824          -             723,824

Of the ordinary income distributions stated above for Global Leaders, Global Real Estate and International Equity, 5.46%, 1.60% and 0.34%, respectively, are eligible for the corporate dividend received deduction. The ordinary income distribution for Latin America is not eligible for the corporate dividend received deduction. The above figures may differ from previously reported and those cited elsewhere in this report due to differences in the calculation of income and capital gains for accounting (book) purposes and Internal Revenue Service (tax) purposes. In January 1998, we will send you complete information on the distributions paid during the calendar year 1997 to help you in completing your federal tax return.

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                          Independent Auditors' Report


The Trustees and Shareholders

     Evergreen Latin America Fund

We have audited the accompanying statement of assets and liabilities of Evergreen Latin America Fund (formerly Keystone Fund of the Americas), including the schedule of investments, as of October 31, 1997, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen Latin America Fund as of October 31, 1997, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended in conformity with generally accepted accounting principles.




                                        KPMG Peat Marwick LLP

Boston, Massachusetts
November 26, 1997

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[GRAPHIC OMITTED]



                       Report of Independent Accountants

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
EVERGREEN EMERGING MARKETS GROWTH FUND, EVERGREEN GLOBAL LEADERS
FUND, EVERGREEN GLOBAL REAL ESTATE EQUITY FUND AND EVERGREEN
INTERNATIONAL EQUITY FUND

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Evergreen Emerging Markets Growth Fund, Evergreen Global Leaders Fund, Evergreen Global Real Estate Equity Fund and Evergreen International Equity Fund (the "Funds") at October 31, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period ended October 31, 1997 for Evergreen Emerging Markets Growth Fund, Evergreen Global Leaders Fund and Evergreen International Equity Fund, and for each of the periods indicated for Evergreen Global Real Estate Equity Fund, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above. The financial highlights of Evergreen Emerging Markets Growth Fund and Evergreen International Equity Fund for the ten month period ended October 31, 1995 and the period ended December 31, 1994 were audited by other independent accountants, whose report dated December 8, 1995 was unqualified.




Price Waterhouse LLP

1177 Avenue of the Americas
New York, NY 10036

December 15, 1997

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